UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08104

Touchstone Funds Group Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2014

Annual Report

Touchstone Funds Group Trust

Touchstone Arbitrage Fund

Touchstone Emerging Markets Equity Fund

Touchstone Global Real Estate Fund

Touchstone International Fixed Income Fund

Touchstone Merger Arbitrage Fund

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Small Cap Core Fund

Touchstone Small Cap Value Fund

Touchstone Total Return Bond Fund

Touchstone Ultra Short Duration Fixed Income Fund

This report identifies the Funds' investments on September 30, 2014. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended September 30, 2014.

Over the course of the fiscal year, U.S. economic activity regained momentum. The U.S. Federal Reserve Board continued to take a measured approach to monetary tightening. Data for manufacturing, housing, employment, consumer confidence and consumption improved overall, despite a contraction in the first quarter of 2014 due to a weather-induced slump. Abroad, growth for the fiscal year was generally tepid in the eurozone and Japan and mixed in emerging economies. Faced with slowing growth, central bankers weighed limited options for further monetary easing. Additional influences on global economic activity included a strengthening U.S. dollar, falling commodity prices, credit worries and continued geopolitical tensions.

Much of the fiscal year was unusually calm for financial markets and, with the exception of a sell-off in January in both U.S. and international markets, generally positive. U.S. stock market volatility by and large remained benign, hitting a 52-week low in July, before trending upward for the last six weeks of the period.

U.S. equity markets overall registered solid advances in the fiscal year, outperforming both developed and emerging markets. Performance supported both U.S. growth equities and U.S. value equities. From a market capitalization perspective, large cap equities led the way, followed by mid cap. High yield bonds outpaced U.S. Treasuries and the overall bond market. Real estate performed well.

We believe that focusing on the long-term composition of your investment portfolio is essential to balancing risk and return. We recommend that you work with your financial professional on a regular basis to assess and adjust your asset allocation and diversification strategy as needed to help keep your financial goals on track.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Arbitrage Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

The Touchstone Arbitrage Fund seeks to achieve positive absolute returns regardless of market conditions over the long term by investing primarily in securities of companies that are involved in publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Fund Performance

The Touchstone Arbitrage Fund (Class A Shares) underperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2014. The Fund’s total return was -1.30 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.05 percent.

Market Environment

For the period, U.S. equity markets posted strong returns, partially due to a two-year budget deal approved in December 2013 as well as increased clarity about the U.S. Federal Reserve Board’s intentions regarding monetary policy. Overall, the markets were able to move past geopolitical headline events, including political protests in Hong Kong, military activities in the Ukraine and renewed conflicts in the Middle East, all of which failed to reverse the upward trend of U.S. equity markets.

The topic of tax-inversion-motivated mergers and acquisitions (M&A) attracted the attention of politicians as well as the Internal Revenue Service and the U.S. Treasury. The U.S. Treasury acted unilaterally in an attempt to make inversions, in which a U.S. company reincorporates overseas after merging with a foreign business, less economically attractive. New rules reduced the financial benefits by making it more difficult for profits earned abroad to be repatriated to the U.S. without being taxed.

M&A activity continued across a variety of sectors. As belief in the economic recovery gained traction, an increasing number of companies sought to consolidate, with M&A activity reaching its fastest pace since 2007. This attracted significant investor attention and brought the opportunity set for attractive investment returns to limited levels. The lack of volatility also contributed to an increase in investors’ perceived risk appetite. The combination of investor sentiment and the increased appetite for risk led to a difficult environment for a merger arbitrage investment strategy.

Activity in regional banking securities increased, as regulatory pressures were catalysts for consolidation. Specialty finance companies also combined at a rapid pace. Later in the period, financial services and regional banks took a breather from consolidation efforts, as the market digested the abundant deals recently completed and those still pending. Deals in the Energy sector slowed.

Health care providers and medical device manufacturers also accounted for a significant portion of M&A activity. Technology, telecommunications, chemicals and materials companies were all active in completing deals as well.

Portfolio Review

The investment opportunity for M&A was small which left little margin for error. Spreads began to widen over the final weeks of the fiscal period.

For the 12-month period, several deals detracted from performance. Apollo Tyre Ltd.’s attempted acquisition of Cooper Tire and Rubber Co. encountered a number of obstacles and was ultimately terminated. Liberty Media Corp. abandoned its bid for Sirius XM Holdings Inc. in favor of a share class recapitalization, NuPathe

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

Inc. failed to receive an increased bid, all of which negatively impacted the Fund. A security-specific strategy designed to benefit Noble Corp.’s spin-off of Paragon Offshore PLC in addition to National Oilwell Varco Inc.’s spin-off of its distribution business, Distribution NOW, detracted from Fund performance. A drop in oil prices affected both deals.

The largest detractor resulted from Hillshire Brands Co.’s intent to acquire Pinnacle Foods Inc. and subsequent bidding by Pilgrim’s Pride Corp. and Tyson Foods Inc. to acquire Hillshire Brands. The Hillshire Brands/Pinnacle Foods deal fell apart. With the attention on Hillshire Brands, Pinnacle Foods’ stock price fell to its pre-deal-announcement price. The Fund held a long position in Pinnacle Foods and a short position in Hillshire Brands which negatively affected performance. After the Pinnacle Foods and Hillshire Brands deal fell apart, the Fund took a long position in Hillshire Brands as Tyson Foods became the acquirer which contributed to performance. The broken Omnicom Group Inc./Publicis Groupe deal did not have as negative an impact on the Fund, and both positions were sold without a loss on the target or the acquirer.

As has historically been the case, many positions contributed about equally to Fund performance during the 12-month period. Spin-off positions which included Dover Corp.’s spin-off of Knowles Corp., its communication technology division, and Penn National Gaming’s spin-off of Gaming and Leisure Properties Inc. both contributed to performance. The acquisition of Bally Technologies Inc. by Scientific Games Corp. also contributed to performance. Private equity firm Thoma Bravo LLC agreed to acquire Compuware Corp. in September. Northstar Realty Finance Corp. successfully spun out its asset management business, Northstar Asset Management Inc., and contributed positively to overall performance.

GMAC Capital Trust preferred stock and a traditional merger arbitrage position, UNS Energy Corp., also contributed to Fund performance. The Fund’s long position in BRE Properties Inc., in tandem with a hedged short position in Essex Property Trust, positively impacted performance.

Outlook

Historically, low short-term interest rates have acted as a headwind to the merger arbitrage strategy. We believe that when risk re-emerges as a material investment variable, the opportunity set will improve. The markets experienced severe volatility during the last week of the fiscal period, but it has yet to be consistent. Weakness in the domestic economy continues to be our greatest area of concern. Our other concerns include weak economic performance in the eurozone and increasing geopolitical risks.

Merger investments continue to comprise a dominant portion of the Fund. We believe merger opportunities of companies in the Financials, Information Technology and Telecommunication Services sectors will continue to offer the greatest opportunities. The pipeline of announced spin-offs is at its highest level in more than a decade. However, we believe most of the spin-offs driven by value-creating situations seem to have already been announced or completed. Less attractive opportunities make up the bulk of the current opportunity set and it appears that the environment is in the late stages of the current spin-off cycle. Also, we believe increased volatility in the fixed income market has created pockets of investment opportunities in the corporate bond market. Lastly, management teams are increasingly pursuing recapitalization initiatives as they pursue innovative methods of returning capital to shareholders absent clear paths to organic growth.

We continue to believe that the Fund offers an attractive risk reward/profile and serves as a valuable diversification tool. Its portfolio continues to be well diversified by industry, market capitalization and transaction type. The Fund seeks to be fully invested while holding positions in liquid securities in order to have the flexibility to react quickly to new opportunities and unexpected events and invest tactically. We believe the distinctive nature of each holding combined with the various strategies employed, provides low overall correlation to the broad equity and fixed income markets.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Arbitrage Fund - Class A* and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2013. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note To Chart

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Emerging Markets Equity Fund

Sub-Advised by AGF Investments America, Inc.

Investment Philosophy

The Touchstone Emerging Markets Equity Fund seeks capital appreciation by primarily investing in equity securities of companies located in emerging markets. It seeks to invest in businesses believed to be mispriced by the market and that are expected to generate positive and sustainable earnings growth.

Fund Performance

The Touchstone Emerging Markets Equity Fund (Class A Shares) underperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 1.61 percent (excluding the maximum sales charge) while the total return of the benchmark was 4.30 percent.

Market Environment

Emerging Markets (EM) posted positive performance for the one-year period. Although Asian markets were up strongly, markets in the EMEA (Europe, Middle East and Africa) and Latin America regions declined, with varying individual market returns, as emerging market economic activity decelerated. The U.S. Federal Reserve Board (Fed) greatly reduced the monthly pace of its quantitative easing program and indicated the program was expected to end soon. U.S. equity markets repeatedly reached record highs as measured by the S&P 500 Index, supported by a continued expansion of economic activity. European economic activity was expansionary in the earlier part of the year but demonstrated weakness later on.

In Asia, China’s economy slowed but showed some signs of a pickup during the period. A number of targeted mini-stimulus programs were announced during the third quarter, including changes to the hukou (urban registration) system, targeted easing in the financial system and a pilot program for state-owned enterprise (SOE) reform. In May, Narendra Modi, a leader of the Bharatiya Janata Party (BJP), was elected Prime Minister of India, defeating the Gandhi political dynasty that has largely guided the country’s politics since it was founded. The BJP and its allies obtained a majority and the Gandhi-led bloc posted its worst result since the party’s inception. Consequently, Indian stocks experienced strong gains as investors were optimistic that a majority government would help spur change and growth in the world’s most populous democracy.Thailand experienced some stability after a military coup was carried out, which helped to improve domestic demand. Joko Widodo (Jokowi) won Indonesia’s presidential election, which we believe encouraged foreign investment that had been held back by the political uncertainty.

Latin American economies displayed varied momentum during the period. Brazil’s economy faced a recession for the first time in five years, following an economic contraction in the second quarter that was largely attributable to lower investment. Mexico on the other hand, expanded in the second quarter, bolstered by strong industrial activity and domestic demand. The government also pushed through secondary legislation for telecommunications reform, and we believe the reduction of interconnection rates and the elimination of national long distance could bring down headline inflation. Peru’s central bank recently cut the benchmark interest rate, which highlighted weaker-than-expected economic activity.

In EMEA, South African domestic growth remained weak, particularly as platinum production has not recovered. The Reserve Bank’s Governor, Gill Marcus, also announced she would step down at the end of her term in November. Turkey reported second quarter year-over-year gross domestic product (GDP) growth that was weaker than expected by consensus and contracted on a quarterly basis.

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

For the period, the Information Technology and Industrials sectors detracted from performance, while the Consumer Discretionary and Energy sectors contributed.

The Information Technology sector detracted from performance, particularly due to zero exposure to companies Tencent Holdings Ltd., Hon Hai Precision Industry Co. Ltd. and SK Hynix Inc. During the year, a position was initially purchased in TPK Holding Co. Ltd., the world’s largest touch panel vendor in terms of revenue and capacity. The purchase was based on several factors including its touch capacity, technological edge, industry-leading yield rate in notebook touch (providing wide operating margins) and attractive valuations. The position was sold due to a change in industry dynamics, which showed lower than anticipated penetration for notebooks, fierce price competition and the company’s delays in expanding capacity, which we believe was critical for TPK to compete in the price-sensitive lower-end market. The position detracted from performance, but this was partially mitigated by a smaller position than a typical initiation position of one percent in the Fund, given our assessment of the risk inTPK’s strategy. ASM Pacific Technology Ltd. is a leading provider of semiconductor surface-mounting technology equipment to developed markets. ASM Pacific was sold, as we were skeptical on the success of their flip chip technology, which is the faster growing portion of the back end equipment category, and we lost confidence in their ability to grow their surface mounting business.

For the period, the Industrials sector detracted from performance.The holding in ALL-America Latina Logistica S.A., one of the largest logistics companies in Latin America, was sold early in the first quarter on mounting legal and regulatory challenges in Brazil. Truck manufacturer Weichai Power Co. Ltd. detracted from performance as manufacturing activity in China decelerated, and despite reporting solid first-half profits with strong improvement year-over-year on its investment gain in Kion Group. We continue to remain optimistic on Weichai, which we believe is a leader in its truck engine markets.

In the Consumer Discretionary sector, Indian equities were the strongest performers, particularly Bharat Forge Ltd. and Mahindra & Mahindra Ltd. Bharat Forge contributed throughout the period, after announcing strong fiscal first quarter results. The auto manufacturer experienced strong performance in its non-auto steel forging business, which far outpaced growth in its domestic auto business. Mahindra & Mahindra also contributed after it beat consensus estimates for its fiscal first quarter results. Margins were well ahead of estimates, helped by a better sales mix that was boosted by its utility vehicles segment. Taiwan bicycle manufacturer Giant Manufacturing Co. Ltd. benefited from an improved product mix in its fiscal second quarter, with operating profits rising substantially on profit margin expansion. Consequently, management revised up its margin target for the year. Hankook Tire Co. Ltd. detracted from performance. Recent quarterly sales were marginally below consensus estimates, and a strong Korean won was also detrimental to results. The tire manufacturer was also affected by lower raw material prices that allowed its lower-priced competitors to cut prices. We continue to be optimistic on Hankook, as it has strong margins, and we believe it is likely to continue to take market share from its competitors. The Fund’s position in Lojas Renner S.A. was sold during the period. This was based on several factors, including its high operating leverage and dividend cut, which signaled more potential under performance ahead. It was also based on a broader decision to reduce direct exposure to retailers in the region.

In the Energy sector, zero exposure to several Russian energy producers contributed to performance. Oil & Natural Gas Corp. Ltd. (ONGC) contributed to performance during the period, as the Indian government worked to implement domestic gas prices that will be linked to international benchmarks. ONGC also reported a series of good quarterly results; however, the company’s contribution to returns was offset by under performance of the Fund’s other Energy companies, including Petròleo Brasileiro Petrobras S.A., CNOOC Ltd., Thai Oil PCL and PTT Exploration & Production PCL.

In Asia, India and Indonesia contributed to performance, while China/Hong Kong (combined) detracted for the period. Latin America detracted due to weak performance in Brazil and Mexico, while Chile and Peru

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

contributed. In the EMEA region, exposure to South Africa detracted, while zero exposure to Russia contributed. During the year, the Fund had its largest overweights in the Consumer Discretionary and Consumer Staples sectors, and the largest underweights in the Information Technology and Industrials sectors. Country and sector positioning were a residual of security selection.

Outlook

A deceleration of economic activity in developed and emerging markets was not beneficial for the global economy. We believe the sluggish growth environment is likely to continue even though emerging markets such as China are focused on reforms, and policy-makers are intent on providing incremental stimulus. China is striding forward with its reforms, such as a loosening of regulations on the property market, with a pilot program in place to privatize and overhaul the SOEs, which we believe should be beneficial for the economy in the long term. India benefitted on continued optimism around expectations for Prime Minister Modi’s pro-business agenda and growth revival, but execution on reforms remains essential.

We believe fears of Ebola in Africa and a potential global outbreak, in addition to conflict in the Middle East with the Islamic State, are likely to continue weighing on equity markets. We also believe decelerating economic activity in the core European countries continues to pose a risk to global growth. However, the European Central Bank also made a few incremental cuts to its benchmark rate and is set to help the economy going forward through expansion of its balance sheet, which may help offset the economic deceleration in the region and deflationary concerns.

Sluggish economic growth in emerging markets may be offset by reforms in countries such as China and India, which we believe will likely be positive for growth over the long term, but are accompanied by policy risk. With fewer upcoming elections, election risk is also diminishing, which should help reduce volatility. We remain focused on the Fund’s investment philosophy that seeks to identify emerging market companies that are believed to have the ability or potential ability to generate returns in excess of their cost of capital, creating economic value for investors. We remain optimistic on companies that can benefit from the secular growth of consumer and enterprise demand.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Emerging Markets Equity Fund - Class A* and the MSCI Emerging Markets Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. The MSCI Emerging Markets Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% . The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note To Chart

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Global Real Estate Fund

Sub-Advised by Forum Securities Limited

Investment Philosophy

The Fund seeks capital appreciation by investing primarily in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization.

Fund Performance

The Touchstone Global Real Estate Fund (Class A Shares) outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 9.49 percent (excluding the maximum sales charge) while the benchmark’s total return was 6.71 percent.

Market Environment

Real estate securities delivered solid returns over the past 12 months and outperformed global bonds, but did not match the returns of equities, which rallied strongly as global economic recovery appeared more tangible, particularly in the U.S. and UK.

A backdrop of low interest rates globally provided a driver behind the appetite for the asset class and its performance. Assets in key global gateway cities and dominant locations enjoyed transactional capitalization rates (i.e., “cap rate,” the rate of return on a real estate investment property as measured by the ratio of property net operating income to current market value) close to levels seen before the 2008 global financial crisis. Whether or not the change in cap rates was a cyclical phenomenon or has some structural underpinning is unknown. Pricing in the debt market suggested that inflationary expectations were low and interest rate movements were unlikely to be rapid or significant in terms of magnitude. Prolonged slow global growth and prevailing overall deflationary pressures could comprise another argument for structurally changed cap rates.

Geopolitical conflicts failed to derail market performance during the period. While market volatility registered short-term spikes in response to such conflicts, it remained relatively subdued for most of the period. Access to capital was abundant. Companies contracted the lowest cost of capital in a decade, which resulted in buoyant activity in the acquisition and disposition areas as well as in merger and acquisition (M&A) activity, corporate reorganizations and spin-offs and initial public offerings.

Looking across regions, the Americas delivered the strongest returns during the period, followed by Europe. Asia lagged with a negative return. In terms of markets, the UK was the best performing while Japan experienced a sell-off. From a sector perspective, Hotels, Specialty and Residential companies delivered the strongest absolute returns, while Diversified companies and Homebuilders produced negative returns.

Portfolio Review

The Fund outperformed over the 12-month period due to strong region and sector allocation and strong stock selection. Because the U.S. dollar (USD) appreciated against most currencies, from a foreign exchange perspective, non-USD denominated exposure detracted from performance. An underweight allocation to Japan, and in particular to underperforming Japanese developers, combined with strong stock selection in the Japanese Real Estate Investment Trust (i.e., “J-REIT,” a company in Japan that owns and in most cases operates income-producing real estate) universe and other parts of Asia ex-Pacific, contributed to performance. Stock selection in Europe and the UK also contributed to performance. The stock selection process in the U.S., where exposure to Preferred equities lagged returns generated by common stocks, detracted from performance, as did exposure to South Africa, which underperformed globally.

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

On a sector allocation basis, strongest performance came from the Fund’s underweight to the Diversified sector and overweight to the Health Care sector. Underweights to the strong Residential and Retail sectors detracted from performance.

Japanese REITs, Kenedix Office Investment Corp., ORIXJREIT Inc. and Invincible Investment Corp. J-REIT, and North American health care companies, Aviv REIT, Inc., Leisureworld Senior Care Corp., Omega Healthcare Investors, Inc. and Sabra Health Care REIT, Inc., outperformed. However, U.S. Preferreds, Glimcher Realty Trust, Sunstone Hotel Investors, Inc. and Ashford Hospitality Trust, Inc., and a U.S. student housing company, Campus Crest Communities, Inc., underperformed.

Geographically, as North America outperformed, the Fund reduced exposure to the region resulting in a greater underweight to the U.S. than 12 months ago. The Fund’s overweight to Canada also was reduced. Similarly, as Europe delivered strong performance, the Fund’s position went from an overweight to an underweight over the past year. As Asia and emerging markets underperformed the Fund sought greater positioning in these regions as potential returns appeared more attractive on a regional basis. A significant underweight to Japan was reduced and an underweight position in Hong Kong/China shifted to an overweight as stocks there emerged as deep value opportunities. The Fund also had larger exposures to Latin America (Mexico) and the Association of Southeast Asian Nations (ASEAN) than 12 months before.

The Fund benefitted from its underweight position in the Diversified sector, which underperformed. The magnitude of that underweight was reduced over time. Similarly, the Fund’s overweight position in the Health Care sector was beneficial and also was reduced over time. As the global economy showed signs of slow recovery, the Fund’s underweight in the Office sector was reduced. The Fund also established a small position in the Residential sector in China, which created a small overweight bias toward Homebuilders. Also, an overweight exposure to the Specialty sector was enhanced. Because of potential negative effects from e-commerce globally and relatively rich retail valuations, the Fund currently has a greater underweight to retail than it did 12 months ago.

Outlook

The world economy tells two tales: one of gradually recovering U.S. and UK economies with stronger Gross Domestic Product growth and improving unemployment statistics; the other of a deflationary world in the eurozone and Japan, and slowing economies in emerging markets, in particular China and Brazil. A global recovery has been underway with corporate earnings rising, albeit at a relatively slow pace. This gradual improvement has led to benign monetary policy in most parts of the world. It is exactly this combination of slow recovery with low interest rates (in fact, negative real interest rates in many parts of the world) that has been conducive to the strong performance of global real estate securities.

Given differentiated performance among the regions as well as diverging outlooks for monetary policy in the different parts of the world, the Fund seeks positions in previous regional underperformers and overweights regions with more benign monetary policy. In tangible terms that means underweight to the U.S. and UK and overweight to Asia. The Fund currently has a neutral positioning in Western Europe and seeks exposure to specific emerging market names. About one-third of the names are off-benchmark exposures.

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Global Real Estate Fund - Class A* and the FTSE EPRA/NAREIT Developed Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. The FTSE EPRA/NAREIT Developed Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note To Chart

The FTSE EPRA/NAREIT Developed Index measures the general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

13

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Fixed Income Fund

Sub-Advised by GAM International Management Ltd.

Investment Philosophy

The Touchstone International Fixed Income Fund seeks total return by investing primarily in fixed income securities of issuers located outside the United States. Fund management selects foreign country and currency compositions based on an evaluation of various macroeconomic factors including but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances.

Fund Performance

The Touchstone International Fixed Income Fund (Class A Shares) outperformed its benchmark, the Citigroup World Government Bond Index ex-U.S. for the 12-month period ended September 30, 2014. The Fund’s total return was 0.48 percent (excluding the maximum sales charge) while the benchmark’s total return was -0.99 percent.

Market Environment

The decision of the European Central Bank (ECB) to cut its primary refinancing rate in December 2013 bolstered demand for European government bonds, and troubled sovereigns such as Greece, Portugal and Ireland during the early months of the reporting period. For the past 12 months, speculative bonds (ratings below BB+ or Ba+) and currencies contributed to performance.

During the first half of the period, signs of economic improvement in the U.S. and expectations that the U.S. Federal Reserve Board’s (Fed) asset purchasing program would end in 2014, saw demand for U.S. Treasury assets decline as investors increased their exposure to corporate credit and Emerging Market (EM) securities. As the year progressed, questions arose regarding liquidity in an era devoid of central bank stimulus, which led to a reduction in demand for Emerging Market securities, while rising geopolitical uncertainty saw broader risk appetite diminish as the conflicts in Ukraine and Syria escalated and Ebola continued to spread throughout Africa. This was most evident during the third quarter of 2014 when sub-investment grade debt in the UK, U.S. and eurozone declined against higher (credit) quality assets, and the U.S. dollar strengthened against most developed and EM currencies.

Foreign exchange markets were more balanced over the 12-month period. The Indian rupee, Argentine peso and Egyptian pound were the strongest performing currencies against the U.S. dollar, while the Czech koruna, Chilean peso and Russian ruble were the worst performing currencies.

Portfolio Review

During the fiscal year, the Fund outperformed versus its benchmark, largely as a result of strong relative performance during the third-quarter of 2014. An overweight to peripheral and speculative issuers in the eurozone contributed to performance. The Fund’s off-benchmark exposure to Portugal and overweight to Ireland were the largest contributors to performance for the period. The Fund’s exposure to the eurozone was reduced specifically in Germany, France and the Netherlands.

We increased the exposure to the emerging world where, despite concerns regarding currency volatility, we consider yields to be attractive on a relative basis. The Fund remains well underweight Japan in terms of bond exposure, but the foreign exchange underweight was removed, given the significant underperformance of this market over the period, relative to the U.S. dollar.

The Fund’s off-benchmark exposure to corporate bonds added value over the year. This segment of the Fund’s portfolio contributed to performance, with the majority coming from the (non-convertible) investment grade segment. At fiscal year end, convertible debt was the Fund’s largest position in the segment, followed by investment grade corporate bonds, and high-yield represented a small amount.

The Fund’s currency management was a significant driver of outperformance against the benchmark, in particular a short position in the euro (versus the U.S. dollar), and a hedged emerging market strategy and long position in the Chilean peso versus the Australian dollar.

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

As of September 30, 2014, the Fund had a duration of 3.9 years, versus the benchmark’s duration of 7.7 years.

Developed market yield curves generally flattened during the period and detracted from performance, given the Fund’s underweight duration and limited exposure to longer-dated fixed-income securities versus the benchmark, although country allocation and the Fund’s off-benchmark exposure to corporate credit compensated for the underperformance. The Fund’s primary investment thesis remains for developed market yield curves to steepen and EM yield curves to flatten, as we believe the Fund should benefit from such an environment.

Outlook

We continue to believe the greatest investment opportunities will be found in EM bonds and currencies as well as convertible bonds. Credit has historically benefited from improvements in the economic environment, although we question whether current valuations are sustainable. Consequently, our approach to traditional investment and sub-investment-grade corporate bonds can be described as diversified, and in the case of high yield, cautious.

The situation during the summer of 2013 was a near worst-case scenario for the Fund’s strategy, when safe-haven and more speculative assets sold off in unison. In this instance, weakness was driven by the market’s over-reaction to comments by the Fed and, while it is impossible to say that will not be repeated, we believe central banks will be more careful going forward. We believe the introduction of forward guidance is evidence of this. The guidelines of the Fund’s process were recently amended to allow greater exposure to emerging and convertible bonds, as well as to permit the use of exchange-traded derivatives. We believe the latter will enable us to better manage interest-rate risk and allow for a wider variety of long-short and relative value strategies. Weakness in the third quarter of 2014 was a result of the U.S. dollar strength against the vast majority of developed and emerging market currencies featured within the Fund’s benchmark which means that this risk will be difficult to avoid. However, it is worth noting that, historically, moves of the magnitude of those seen during the third-quarter are rare.

We believe the Fund’s new guidelines discussed above will enable us to better reflect our view on the emerging world economies, help shield capital from the threat of rising interest rates and will seek to exploit growing economic and interest-rate divergences in the world’s developed economies.

We have maintained a shorter-than-benchmark duration given our expectation for rising interest rates in the developed world. We believe diverging economies, as well as diverging central bank policies will create opportunities, but think a cautious approach to fixed-income markets is appropriate in the current environment. A significant proportion of the Fund’s underweight duration comes from a reduced exposure to Europe and detracted from performance for the period. It is important to note that we do not believe the ECB will lift interest rates any time soon; instead we believe that current yields reflect a scenario that we consider possible, although not necessarily probable. However, any move by the ECB to include sovereign debt within its recently announced asset-purchase plan could have an impact on the market and we are watching this carefully.

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
International Fixed Income Fund - Class A* and the
Citigroup World Government Bond Index ex-U.S.

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. The Citigroup World Government Bond Index ex-U.S.'s returns are based on the inception date of the Fund

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note To Chart

The Citigroup World Government Bond Index ex-U.S. measures the performance of the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, the index includes bonds issued by the governments of 21 developed countries.

16

Management's Discussion of Fund Performance (Unaudited)

Touchstone Merger Arbitrage Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

The Touchstone Merger Arbitrage Fund seeks to achieve positive absolute returns regardless of market conditions over the long term by investing primarily in securities of companies that are involved in publicly announced mergers and other corporate reorganizations. Merger arbitrage is an investment strategy that seeks to capture the “arbitrage spread” represented by the difference between the market price of the securities of the company being purchased and the value that is offered for these securities by the acquiring company. The Fund selects securities based on proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements.

Fund Performance

The Touchstone Merger Arbitrage Fund (Class A Shares) underperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2014. The Fund’s total return was -1.75 percent (excluding the maximum sales charge) while the benchmark’s total return was 0.05 percent.

Market Environment

For the period, U.S. equity markets posted strong returns, partially due to a two-year budget deal approved in December 2013 as well as increased clarity about the U.S. Federal Reserve Board’s intentions regarding monetary policy. Overall, the markets were able to move past geopolitical headline events, including political protests in Hong Kong, military activities in the Ukraine and renewed conflicts in the Middle East, all of which failed to reverse the upward trend of U.S. equity markets.

The topic of tax-inversion-motivated mergers and acquisitions (M&A) attracted the attention of politicians as well as the Internal Revenue Service and the U.S. Treasury. The U.S. Treasury acted unilaterally in an attempt to make inversions, in which a U.S. company reincorporates overseas after merging with a foreign business, less economically attractive. New rules reduced the financial benefits by making it more difficult for profits earned abroad to be repatriated to the U.S. without being taxed.

M&A activity continued across a variety of sectors. As belief in the economic recovery gained traction, an increasing number of companies sought to consolidate, with M&A activity reaching its fastest pace since 2007. This attracted significant investor attention and brought the opportunity set for attractive investment returns to limited levels. The lack of volatility also contributed to an increase in investors’ perceived risk appetite. The combination of investor sentiment and the increased appetite for risk led to a difficult environment for a merger arbitrage investment strategy.

Activity in regional banking securities increased, as regulatory pressures were catalysts for consolidation. Specialty finance companies also combined at a rapid pace. Later in the period, financial services and regional banks took a breather from consolidation efforts, as the market digested the abundant deals recently completed and those still pending. Deals in the Energy sector slowed.

Health care providers and medical device manufacturers also accounted for a significant portion of M&A activity. Technology, telecommunications, chemicals and materials companies were all active in completing deals as well.

17

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

The investment opportunity for M&A was small which left little margin for error. Spreads began to widen over the final weeks of the fiscal period.

For the 12-month period, several deals detracted from performance. Apollo Tyre Ltd.’s attempted acquisition of Cooper Tire and Rubber Co. encountered a number of obstacles and was ultimately terminated. Liberty Media Corp. abandoned its bid for Sirius XM Holdings Inc. in favor of a share class recapitalization, NuPathe Inc. failed to receive an increased bid, and Nicholas Financial Inc. terminated its announced acquisition by Prospect Capital Corp., all of which negatively impacted the Fund. A security-specific strategy designed to benefit Noble Corp.’s spin-off of Paragon Offshore PLC in addition to National Oilwell Varco Inc.’s spin-off of its distribution business, DistributionNOW, detracted from Fund performance. A drop in oil prices affected both deals.

The largest detractor resulted from Hillshire Brands Co.’s intent to acquire Pinnacle Foods Inc. and subsequent bidding by Pilgrim’s Pride Corp. and Tyson Foods Inc. to acquire Hillshire Brands. The Hillshire Brands/Pinnacle Foods deal fell apart. With the attention on Hillshire Brands, Pinnacle Foods’ stock price fell to its pre-deal-announcement price. The Fund held a long position in Pinnacle Foods and a short position in Hillshire Brands which negatively affected performance. After the Pinnacle Foods and Hillshire Brands deal fell apart, the Fund took a long position in Hillshire Brands as Tyson Foods became the acquirer which both contributed to performance. The broken Omnicom Group Inc./Publicis Groupe deal did not have as negative an impact on the Fund, and both positions were sold without a loss on the target or the acquirer.

As has historically been the case, many positions contributed about equally to Fund performance during the 12-month period. Spin-off positions which included Dover Corp.’s spin-off of Knowles Corp., its communication technology division, and Penn National Gaming’s spin-off of Gaming and Leisure Properties Inc. both contributed to performance. The acquisition of Bally Technologies Inc. by Scientific Games Corp. also contributed to performance. Private equity firm Thoma Bravo LLC agreed to acquire Compuware Corp. in September. Northstar Realty Finance Corp. successfully spun out its asset management business, Northstar Asset Management Inc., and contributed positively to overall performance.

GMAC Capital Trust preferred stock and a traditional merger arbitrage position, UNS Energy Corp., positively impacted performance.The Fund’s long position in BRE Properties Inc., in tandem with a hedged short position in Essex Property Trust, contributed to performance, as did the Fund’s participation in Outerwall’s Dutch tender offer.

Outlook

Historically, low short-term interest rates have acted as a headwind to the merger arbitrage strategy. We believe that when risk re-emerges as a material investment variable, the opportunity set will improve. The markets experienced severe volatility during the last week of the fiscal period, but it has yet to be consistent. Weakness in the domestic economy continues to be our greatest area of concern. Our other concerns include weak economic performance in the eurozone and increasing geopolitical risks.

Merger investments continue to comprise a dominant portion of the Fund. We believe merger opportunities of companies in the Financials, Information Technology and Telecommunication Services sectors will continue to offer the greatest opportunities. The pipeline of announced spin-offs is at its highest level in more than a decade. However, we believe most of the spin-offs driven by value-creating situations seem to have already been announced or completed. Less attractive opportunities make up the bulk of the current opportunity set and it appears that the environment is in the late stages of the current spin-off cycle. Also, we believe increased volatility in the fixed income market has created pockets of investment opportunities in the corporate bond

18

Management's Discussion of Fund Performance (Unaudited) (Continued)

market. Lastly, management teams are increasingly pursuing recapitalization initiatives as they pursue innovative methods of returning capital to shareholders absent clear paths to organic growth.

We continue to believe that the Fund offers an attractive risk reward/profile and serves as a valuable diversification tool. Its portfolio continues to be well diversified by industry, market capitalization and transaction type. The Fund seeks to be fully invested while holding positions in liquid securities in order to have the flexibility to react quickly to new opportunities and unexpected events and invest tactically. We believe the distinctive nature of each holding combined with the various strategies employed, provides low overall correlation to the broad equity and fixed income markets.

19

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Merger
Arbitrage Fund - Class A* and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 9, 2011. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

20

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S. listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.

Fund Performance

The Touchstone Mid Cap Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 13.57 percent (excluding the maximum sales charge) while the benchmark’s total return was 15.83 percent.

Market Environment

From a macroeconomic perspective, the U.S. economy strengthened due to stronger durable goods orders, stable/improving housing and rising consumer confidence. These factors helped drive the market higher. In recent years, corporate America excelled in maximizing productivity per worker and increasing profitability margins. Balance sheets were strong and the low interest rate environment provided a once-in-a- lifetime opportunity for many companies to improve their capital structure for the benefit of shareholders. While valuations were not cheap, we remained optimistic due to the strength of corporate balance sheets, low dividend payout ratios, acceleration in mergers and acquisitions (M&A) activity and the low cost of debt.

Structural headwinds of a lower quality, cyclical market existed for mid-cap stocks but were somewhere offset by a more active M&A market. Well-positioned for such activity, many mid-cap stocks carried premiums based on acquisition speculation.

For the trailing 12-month period, mid caps were led higher by the Telecommunication Services and Health Care sectors while the Energy and Consumer Discretionary sectors detracted from performance.

Portfolio Review

Positive stock selection for the period was not enough to offset the negative impact sector allocation had on relative performance. At the sector level, the Fund’s underweight to the Health Care sector and overweight to the Consumer Discretionary sector had a negative impact on relative performance, partially offset by the positive impact of the Fund’s overweight to the Consumer Staples sector and the Fund’s underweight to the Financials and Information Technology sectors. The Fund’s holdings in the Industrials sector added the most value but were offset by the performance of the Fund’s holdings in the Financials sector.

The Fund’s top contributors to performance included Deckers Outdoor Corp. (Consumer Discretionary sector), Cintas Corp. (Industrials sector), Tenet Healthcare Corp. (Health Care sector), Old Dominion Freight Lines (Industrials sector) and NewMarket Corp. (Materials sector). Deckers performed well with strong sales and impressive inventory management. Its UGG brand continued to grow and both retailers and consumers were excited about new products. Cintas rallied late in the year after posting better than expected results. Organic sales growth improved significantly and operating margins continued to improve. We remain attracted to the potential high returns on capital generated by the company’s dominant position in the uniform rental market. Tenet Healthcare continued its strong performance as hospitals rallied reflecting the positive impact of Medicaid expansion on the uninsured population. This led to greater patient volume and a significant reduction in bad

21

Management's Discussion of Fund Performance (Unaudited) (Continued)

debt expense. These factors contributed to the company reporting better than expected results and raised its earnings guidance. Old Dominion Freight Lines steadily increased as the company continued to post strong results driven by its service-focused model. Margins continued to improve and the balance sheet remained strong. NewMarket rallied early in the year after posting strong volume growth. We were attracted to the potential high returns on capital in this rational oligopoly with a shareholder-oriented, highly-vested management team.

Among the largest detractors to performance for the period were Atwood Oceanics Inc. (Energy sector), Nu Skin Enterprises Inc. (Consumer Staples sector), Ablemarle Corp. (Materials sector), MBIA Inc. (Financials sector) and Cabela’s Inc. (Consumer Discretionary sector). Atwood Oceanics declined due to weakness in offshore drilling rig day rates. We believe Atwood can weather the cycle due to the recent modernization of its rig fleet, strength of its relationships with end-users and a disciplined and shareholder-oriented management team. Nu Skin declined reflecting concerns about its business in China. After the company reported a weaker than expected second quarter of 2014 with no insider buying from management or share repurchase from the company, we decided to exit the Fund’s holding. Albemarle traded lower following the announcement of its plans to acquire Rockwood Holdings Inc. The company also lowered its near-term earnings guidance. We remain attracted to the barriers to entry and high returns on capital in its bromine franchise. MBIA’s stock price declined as concern around the company’s exposure to Puerto Rico impacted the stock. While the potential effect could be material, we believe the company has excess reserves to cover any potential negative impact. Also, MBIA’s national business is now free to underwrite municipal bond insurance, thus providing an additional revenue source. We remain attracted to its significant discount to adjusted book value. Cabela’s declined as same store sales continued to face pressure from a slowdown in guns and ammunition sales. The rest of the company’s business has performed well and we remain attracted to the strong store format and significant room for new store growth across the country.

Over the past 12 months, the Fund initiated new positions in Dollar Tree Stores Inc. (Consumer Discretionary sector), AlliantTechsystems Inc. (Industrials sector), PulteGroup Inc. (Consumer Discretionary sector), Symantec Corp. (Information Technology sector) and NetApp Inc. (Information Technology sector).

To fund purchases, the Fund sold its positions in Staples Inc. (Consumer Discretionary sector), Hatteras Financial Corp. (Financials sector), MeadWestvaco Corp. (Materials sector), The Hershey Co. (Consumer Staples sector), Alexander & Baldwin Inc. (Financials sector), Matson Inc. (Industrials sector), White Mountains Insurance Group Ltd. (Financials sector), Eaton Vance Corp. (Financials sector) and Nu Skin Enterprises Inc. (Consumer Staples sector). While Staples appears inexpensive based on the strength of its balance sheet, we are disappointed with management’s reluctance to close retail stores at a faster pace and focus on return on capital; management is more focused on sales. The Hatteras sale reflected our concern around its leverage and inability to withstand interest rate risk. While MeadWestvaco has undertaken recent actions to create shareholder value including selling its timberland assets and restructuring its packaging business, persistent weakness in the lower return on capital packaging business caused us to sell the stock. Hershey has done well and was approaching our estimate of intrinsic value. Alexander & Baldwin and Matson were small positions; we decided to reallocate the funds to higher conviction ideas. Eaton Vance was a smaller, low conviction weighting.

Outlook

Our investment focus is at a company-specific level, not from a top-down approach. While we do not attempt to forecast the future, we remain fairly optimistic. Corporate America is in good shape with high operating margins and strong balance sheets. The economic recovery continued with improvement in employment, capital investment and a generally benign interest rate and inflation outlook. We expect the slow growth environment to continue and believe stocks could be more volatile in the future. Our approach is to own companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet. We believe the Fund is positioned well for a wide array of environments.

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

Organic growth remains challenging, and we are seeing more companies resort to M&A as a use of excess cash. In a slow growth, low-financing cost world, more transactions have made better economic sense and have been able to deliver accretion to more of the merged entity’s results. In addition, positive response by the market only validates the strategy where transactions begat more transactions, providing a powerful corporate impetus to jump on the bandwagon. While there is action occurring across the board, activity has clustered in those industries with some shared traits of maturing business models generating high free cash-flow but with diminishing growth prospects in the global economy.

Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting the capital structure of the company. Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital including higher dividends, share repurchases and M&A transactions. We believe the Fund is conservatively positioned for a slow growth environment that rewards strong capital allocation and we expect it to participate in its share of deals going forward.

23

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Mid Cap Fund - Class A* and the Russell Midcap® Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Y shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007. The initial public offering of Class Z shares commenced on April 24, 2006 and the initial public offering of Institutional Class shares commenced on January 27, 2012. Class A and Class C shares performance information is calculated using the historical performance of Class Y shares for the periods prior to May 14, 2007. Class Z shares performance information is calculated using the historical performance of Y shares for the periods prior to April 24, 2006 and Institutional Class performance information is calculated using the historical performance of Y shares for the periods prior to January 27, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Class Z shares. Russell Midcap® Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares and Institutional Class Shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

24

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Value Fund

Sub-Advised by Lee Munder Capital Group LLC

Investment Philosophy

The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of mid-cap companies. The Fund seeks to identify companies believed to be selling at a discount to their inherent value.

Fund Performance

The Touchstone Mid Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 12.49 percent (excluding the maximum sales charge) while the benchmark’s total return was 17.46 percent.

Market Environment

Economic signals showed clear softening early this fiscal year, especially across headline indicators for employment growth, manufacturing, housing and retail. The market’s reset turned out to be short-lived. Strong corporate earnings season was a key factor, global economies showed improvement and many investors seemed to discount weaker consumer data in the U.S. as temporary. Despite the volatility for the period, most U.S. benchmarks managed modest gains early in the calendar year, and global equity markets continued higher. In the U.S., labor statistics continued to signal improvement, notably healthy payroll gains and lower weekly jobless claims. Strong manufacturing data was offset by weather induced consumer weakness. European equities, and emerging markets in particular, gained as questions surrounding Russia’s next move in Ukraine abated.

Most recently, global equity markets were broadly lower, as a weaker macro backdrop was headlined by clear signs of a slowdown in the eurozone in particular. Japan and China signaled additional weakness in economic activity, and domestically the fear was any slowdown would also spread to the U.S. With the return of tensions in Ukraine, the independence vote in Scotland and the escalation of unrest in the Middle East, geopolitics also added a level of uncertainty, volatility and market weakness at the end of the period. While key U.S. economic reports – second quarter Gross Domestic Product (GDP), recent job numbers and the manufacturing sector in particular – have continued to improve, the dimmer economic picture globally and the harsh weather earlier in the year challenged U.S. equity investors for most of 2014, especially in recent months. For most of the period, the relationship between market cap size and returns for U.S. equities has been direct and essentially linear, with large-cap stocks outperforming mid-cap stocks, and mid cap stocks outperforming small-cap stocks.

Portfolio Review

For the 12-month period, poor stock selection within the Information Technology, Consumer Discretionary, Consumer Staples and Health Care sectors detracted from performance, which was slightly offset by favorable sector weights.

In the Financials sector, the Fund’s ongoing underexposure to real estate investment trusts (REITs) contributed to performance, along with favorable stock selection in REITs, commercial banks and capital markets. The Fund was meaningfully underweight REITs based on valuations, although Cole Real Estate Investments Inc. (Financials sector) was a key individual contributor that was acquired at a premium in the fourth quarter of 2013.The Fund has a meaningful weight in Ameriprise Financial Inc. (Financials sector), which also contributed to performance.

Newfield Exploration Co, a Houston-based exploration and production company and Nabors Industries Ltd, which provides drilling and rig services, were key contributors to performance in the Energy sector. Newfield reported a stronger-than-expected reserve report, growing appreciation for the potential of the company’s position in the Anadarko basin and the sale of its international business, a move appreciated by the market. Nabors benefited from increasing rig demand in an improving land drilling market, and the stock responded to the company’s stronger results across both its domestic and international operations. In the Utilities sector, a combination

25

Management's Discussion of Fund Performance (Unaudited) (Continued)

of the Fund’s underweight to the sector and stock selection in Electric Utilities (Edison International in particular) drove sector performance.

Stock selection in the Health Care sector detracted from performance, primarily because the Fund did not own the more momentum-oriented pharmaceutical names within the sector. Of the Fund’s holdings, Quest Diagnostics Inc., one of the largest clinical laboratory services and diagnostic testing companies, declined as reimbursement pressure and lack of volume growth weighed on the stock. Long term, we continue to like the company as Quest is aggressively cutting costs and we believe volumes will ultimately improve due to company initiatives, healthcare reform and demographics. Patterson Companies Inc. also detracted from performance, as the company failed to meet expectations and lowered forward guidance.

Specialty retailers including PetSmart Inc., Cabela’s Inc., Bed Bath & Beyond Inc. and Sally Beauty Holdings Inc. in the Consumer Discretionary sector all detracted from performance. All four companies faced a difficult combination of harsh weather, weak traffic and a tough competitive environment. The latter was particularly true for Bed Bath & Beyond and PetSmart. We continue to have conviction in these stocks and believe the management teams are taking the necessary steps to correct company-specific issues.

Outlook

The Fund’s strategy utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. Companies in the Fund’s portfolio often dominate a particular industry niche and generally have significant barriers to entry. As a result, they are able to perpetuate a higher return on capital over time.The entire process utilizes fundamental bottom-up security selection, while risk control measures ensure security and sector diversification.

In recent history, the market has rewarded momentum and lower quality companies. Concurrently, we believe the market has been short-term focused regarding companies dealing with transitory negative events. High-quality and undervalued stocks began to appreciate recently, which is a supportive backdrop to our investment approach. We remain disciplined to our philosophy of buying quality companies trading with favorable risk/reward dynamics so that the Fund is well positioned as our style returns to favor. We continue to find what we believe to be attractively valued investment opportunities with favorable risk/reward profiles. We believe these investments should outperform the market over the longer term.

Our greatest concern is that the market environment will revert back to creating a headwind for our investment philosophy. For the majority of the period, specific to the benchmark, high beta1 and non-earning companies generated the strongest performance, while lower quality companies and momentum continued to lead the market. We hope that the more recent emphasis on quality and value will continue.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

26

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. Russell Midcap® Value Index's returns are based on the inception date of the fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

27

Management's Discussion of Fund Performance (Unaudited)

Touchstone Premium Yield Equity Fund

Sub-Advised by Miller/Howard Investments, Inc.

Investment Philosophy

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies and foreign companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

Fund Performance

The Touchstone Premium Yield Equity Fund (Class A Shares) underperformed its first benchmark, the Russell 3000© Value Index, and outperformed its second benchmark, the Dow Jones U.S. Select Dividend Index for the 12-month period ended September 30, 2014. The Fund’s total return was 16.79 percent (excluding the maximum sales charge) while the returns of its first and second benchmarks were 17.66 percent and 15.34 percent, respectively.

Market Environment

The U.S. economy continued its progress during the last twelve months, emboldening the U.S. Federal Reserve Board (Fed) to continue to “taper” its quantitative easing program. Early in this process, investors expected that “tapering” would mean noticeably higher long-term interest rates, however as time went by, investors began to agree with our expectation that that might not be so. The muted domestic economic growth, however, has helped corporate profitability and free cash flow, because the slower growth has not demanded much capital spending for capacity expansion. This cash flow has increased already large cash balances, allowing managements to reduce financial leverage and increase dividends.

Portfolio Review

For the fiscal year, strong stock selection in the Energy and Utilities sector contributed to performance. An overweight exposure to the InformationTechnology sector as well as stock selection contributed. The Financials, Telecommunication Services and Health Care sectors were the largest detractors primarily due to unfavorable stock selection.

Among the stocks that contributed to Fund performance for the period included: Intel Corp. (Information Technology sector), and Williams Companies Inc. and Kinder Morgan Inc. (both Energy sector). Intel, a manufacturer of digital technology platforms, gained market share after it announced several new products for smart phone and tablet mobile computing. The company also benefitted from a generally improved outlook in the personal computer business after guiding its gross margins and revenues higher for the fiscal year 2014. Declining PC sales appear to have bottomed in the U.S. and are in the process of doing so globally, which alleviated two of the biggest concerns investors were experiencing. Williams Companies, an energy infrastructure company, increased its dividend and beat its earnings-per-share (EPS) estimates during the second quarter, which sent the stock higher. The company continued to experience strong dividend growth during the period, as it benefitted from faster cash flow growth, generated by the transition as a general partner for their pipeline Master Limited Partnership (MLP). Kinder Morgan Inc. announced plans to acquire Kinder Morgan Energy Partners LP, Kinder Morgan Management LLC and El Paso Pipeline Partners LP, which helped the stock and, we believe, should raise the dividend going forward.

Among the stocks that detracted for the period were: Seadrill Ltd. and Ensco PLC (both Energy sector) and GlaxoSmithKline PLC (Health Care sector). Seadrill and Ensco are both companies that lease ocean-going oil drilling rigs and drill ships. Both suffered declines because of weakness in the drillship leasing market. This

28

Management's Discussion of Fund Performance (Unaudited) (Continued)

was due in part to the large number of newly built ships and rigs entering service, just as oil companies began to rethink their offshore drilling programs in favor of onshore prospects. We believe these companies’ strong dividends should be secure over the next 6 to 12 months due to the companies’ existing contracts. GlaxoSmithKline suffered recently when sales for its new respiratory drug experienced a slower than expected start. In addition, GlaxoSmithKline, a British company, was negatively affected as the UK stock market lagged the U.S. stock market in both U.S. dollar and UK pound terms. Overall, we remain optimistic about the company’s new drug pipeline and its moves to combine its consumer and vaccine businesses with that of Novartis AG. We believe it can continue to grow its dividend as well.

Outlook

Our research suggests that if rising rates are a function of improving earnings and growth expectations, dividend stocks should do well, both in absolute terms and relative to non-dividend-paying stocks. Today, with the Fed in full control of the forward curve and inflation nonexistent, it is hard to envision a scenario where interest rates rise without this recovery coming to pass. If the most likely thing driving interest rates higher in the future is excess earnings growth, we believe the Fund is well-positioned. Raging inflation is a different force that drives interest rates higher and would not be positive for any category of stocks, but we believe in the months to come that market participants are more likely to turn their attention to deflation. Low interest rates are not a positive sign for the economy, and we believe the longer they persist, the more likely the structural drags on growth may become chronic.

We remain positive about dividend growth prospects as, given the lack of other income sources, many investors are seeking more dividends from companies and, in the intermediate to long-term, rewarding the stock prices of companies that can and do increase their dividends. In addition, corporate earnings growth has been good, companies are flush with cash and dividend payout ratios are currently low. We continue to seek companies with monopolistic assets, repeatable business models and recurring revenues that pay a stable dividend and have the potential to increase that dividend over time. We believe the key is to keep a long-term compounding vision in mind.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

29

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Premium Yield Equity Fund - Class A* , the Russell 3000® Value Index and the Dow Jones U.S. Select Dividend Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class Y performance information is calculated using the historical performance of Class A for periods prior to August 12, 2008. The returns have been restated for sales charges and for fees applicable to Class Y shares. Russell 3000® Value Index and Dow Jones U.S. Select Dividend Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the Net Asset Value per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares of the Funds are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell 3000® Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones U.S. Select Dividend Index measures 100 leading U.S. dividend-paying companies.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

30

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Select Growth Fund seeks long term capital appreciation. The Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 30 companies. Sands Capital generally seeks stocks with sustainable above average earnings growth and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Select Growth Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 13.73 percent (excluding the maximum sales charge) while the total return of the benchmark was 19.15 percent.

Market Environment

Rising markets drove valuations higher in 2013. Valuations of those in the hyper-growth companies often found in the technology and biotechnology sectors were particularly high. Although 2014 started strong, the trend reversed in February as investors, concerned about stretched valuations, began to take profits. High-growth, high-beta1, high-P/E (price-to-earnings) stocks declined.

Portfolio Review

The technology and biotechnology businesses held in the Fund’s portfolio were not resistant to the profit taking. Through the sell-off, we retained conviction in the growth prospects of these businesses and continued to believe their valuations were rational when viewed through the lens of the strategy’s five-year investment horizon. We believe the Fund’s technology companies continued to benefit from powerful secular drivers, such as the ongoing exponential growth of the Semiconductor industry and the adoption of cloud computing.The biotechnology businesses in the Fund have developed deep pipelines of multiple drugs that we believe, if successful, could sustain earnings growth for years to come. As a result of our conviction, we did not eliminate any of these companies, and took the opportunity to increase weights in positions where we thought there were compelling opportunities.

Although the Fund underperformed its benchmark for the fiscal year during the most recent earnings period, each company held demonstrated strong business results. These business results are our primary focus (rather than stock price movements) and we remain confident in each company’s fundamentals over time and believe each is well-positioned to generate above-average earnings growth.

On a relative basis, the top contributors for the period were Chipotle Mexican Grill Inc., Baidu Inc., Facebook Inc., Google Inc. and Alexion Pharmaceuticals Inc. For example, Alexion’s growth continues to be driven by Soliris, its platform drug for the treatment of adult and pediatric patients with a typical hemolytic uremic syndrome (aHUS). It was approved for two indications and is in Phase 3 trials for four additional indications.The company has a robust pipeline of developmental drugs that we believe have the potential to materially contribute to growth. For instance, it filed Asfotase Alfa for the treatment of hypophosphatasia, an ultra-rare bone disorder, for approval with the FDA. We expect it will be approved in early 2015. Alexion also has three additional molecules in early stages of development on which we expect to receive updates over the next 12 to 18 months.

31

Management's Discussion of Fund Performance (Unaudited) (Continued)

Driven by the ongoing launch of new indications for Soliris and its robust pipeline, we believe Alexion can sustain above-average growth for years to come.

Ulta Salon Cosmetics & Fragrances Inc., ARM Holdings PLC, ASML Holding N.V., Whole Foods Market Inc. and Allergan Inc. detracted from performance for the period. For example, ASML Holding, earlier this year announced it would be delaying delivery of its next-generation Extreme Ultraviolet Lithography (EUV) production tools. This is due to what we believe are temporary supply chain issues such as global competition or consumer demand. While disappointing, this near-term setback does not impact our long-term investment case. We still expect EUV tools will become the new standard in the semiconductor fabrication process, and continue to believe ASML is one of the more compelling businesses in the technology space given its growing competitive advantages and position in the semiconductor industry.

We diligently monitor and continually evaluate the long-term growth prospects for portfolio companies while simultaneously seeking opportunities to add compelling new businesses. In the past year, we initiated positions in four companies: Alibaba Group Holding Ltd., the world’s largest e-commerce company; Adobe Systems Inc., a leader in both the content creation and editing market and the emerging digital marketing software space; Twenty-First Century Fox Inc., a global leader in sports, news and entertainment programming and Whole Foods Market Inc., a leading retailer of natural and organic foods. Over the same time period, we eliminated four positions: Allergan Inc., Intuitive Surgical Inc., Starbucks Corp. and Ulta Salon Cosmetics & Fragrance Inc.

While its core business continued to perform well, Allergan recently encountered some product development delays and regulatory changes that we believe may impair its long-term growth potential. The increased risks and challenges to growth presented by these setbacks, and our belief that Allergan’s core business is beginning to mature, have reduced our conviction in the company’s fit with our six investment criteria. As a result, Allergan was sold.

Starbucks was sold because we believe it is unlikely to meaningfully outperform the market over the Fund’s investment horizon. The Fund has owned the company for nearly 13 years. Over that time it has grown, while more than doubling its store base via expansion across the U.S. and penetration of global geographies. Concurrently, it made a number of promising acquisitions and grew its consumer packaged goods business with products like Starbucks-branded K-Cups and Starbucks Refreshers. While we expect the company will continue to grow for years to come, we do not believe the pace will be as rapid as in the past. When we compare Starbucks to other opportunities, we believe there are others earlier in their growth lifecycle with better risk-return profiles. As a result, we sold Starbucks from the Fund.

We sold Intuitive Surgical, the leader in robotic surgical systems because we believe the company’s core business is maturing and cannot sustain above-average earnings growth over the Fund’s five-year investment horizon. Slowing procedure growth in its core business and lack of conviction in its development of meaningful future growth drivers led to the decision to sell Intuitive from the Fund.

Ulta was sold because we determined there were more attractive opportunities elsewhere, among both current holdings and new opportunities. Additionally, we no longer think Ulta’s characteristics are strong enough to deserve a position in our conviction-weighted and concentrated portfolio.

Outlook

While we certainly pay attention to the markets and the economy, our approach to investing is not influenced by market momentum or economic forecasts. Instead, we continue to focus on identifying leading growth businesses that are often the beneficiaries of key secular trends. We believe secular trends stand out among the many factors driving long-term, above-average earnings growth. These trends, which are distinct from cyclical

32

Management's Discussion of Fund Performance (Unaudited) (Continued)

economic factors, provide select industries and businesses with powerful structural tailwinds that may enhance the sustainability of the businesses’ growth and last for five or more years. This is one of the reasons we believe maintaining an investment horizon that looks out five years, as opposed to focusing on short-term stock price movements, is vital to our process.

While understanding the factors that influence the short-term performance of the Fund’s holdings is important, we believe it is critical that we maintain conviction in the long-term growth drivers for the entire portfolio and to ensure that each business continues to meet our six investment criteria. As truly active investors, we build the Fund’s portfolio one business at a time and expect stock selection, as opposed to tactical adjustments or sector allocation, to remain the primary source of value-add over complete market cycles.

The Fund’s sector allocations are a residual of our bottom-up, fundamental approach that typically lead us to innovative businesses that are creating new or disrupting existing markets, and/or benefiting from powerful secular tailwinds. Our approach to investment research, portfolio construction and risk management results in a Fund that we believe is diversified across industries and businesses at different stages of the growth lifecycle. We expect to continue to be overweight key growth sectors, including consumer, life sciences and technology, and underweight highly-cyclical sectors such as energy, materials and financials.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

33

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Z shares commenced on August 11, 2000. The initial public offering of Class Y shares commenced operations on August 27, 2004 and the initial public offering of Class A shares and Class C commenced on November 15, 2010. Class A and Class C shares performance information is calculated using the historical performance of Class Z shares for the periods prior to November 15, 2010 and Class Y shares performance information is calculated using the historical performance of Z shares for the periods prior to August 27, 2004. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Class Y shares. The Russell 1000® Growth Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Class Z shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

34

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Core Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Small Cap Core Fund seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to enterprise value ratio, and free cash flow yield. The goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented management and are trading at a discount to their respective private market values.

Fund Performance

The Touchstone Small Cap Core Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 8.80 percent (excluding the maximum sales charge) while the benchmark’s total return was 3.93 percent.

Market Environment

Over the past 12 months, the equity markets posted positive results with stocks of large-capitalization companies outperforming the stocks of small-capitalization companies. We surmise this was the result of a confluence of factors including the narrowing of valuation differentials between small- and large-cap stocks and greater incremental profit margin improvement within the large caps. In general, large-cap, lower quality, lower beta1 cyclical and value-oriented styles were all negative attributes which negatively influenced the trailing 12-month return of small cap stocks. Small caps exhibited similar patterns at times, but overall were tilted toward the defensive pockets of the market, as investors sought to avoid risk. Market leadership varied substantially over the period as well.

From a macroeconomic perspective, the U.S. economy strengthened due to stronger durable goods orders, stable/improving housing and rising consumer confidence. These factors helped drive the market higher. In recent years, corporate America excelled in maximizing productivity per worker and increasing profitability margins. Balance sheets are strong and the low interest rate environment provides an opportunity for many companies to improve their capital structure for the benefit of shareholders. While valuations are not cheap, we remain optimistic due to the strength of corporate balance sheets, low dividend payout ratios, acceleration in mergers and acquisitions (M&A) activity and the low cost of debt.

For the trailing 12-month period, small caps were led higher by the more defensive Utilities and Health Care sectors while the more cyclical Energy and Consumer Discretionary sectors detracted from performance.

Portfolio Review

Over the 12-month period, the Fund’s relative outperformance was driven entirely by positive stock selection. Sector allocation was negative with the Fund’s overweight to the Consumer Discretionary sector and underweight to the Health Care sector detracting the most. From a stock-specific perspective, the Fund’s holdings in the Consumer Discretionary, Industrials, Materials, Information Technology and Health Care sectors contributed to performance. The Fund’s holdings in the Financials and Energy sectors slightly offset these gains.

The Fund’s top performing stocks relative to the benchmark for the period were Old Dominion Freight Line, Inc. (Industrials sector), Tenet Healthcare Corp. (Health Care sector), NewMarket Corp. (Materials sector), Deckers Outdoor Corp. (Consumer Discretionary sector) and Conversant, Inc. (Information Technology sector). Old Dominion Freight steadily increased as the company continued to post strong results driven by its service-focused model. Margins continued to improve and the balance sheet remained strong. Tenet Healthcare continued its

35

Management's Discussion of Fund Performance (Unaudited) (Continued)

strong performance as hospital shares rallied reflecting the positive impact of Medicaid expansion on the uninsured population. This led to greater patient volume and a significant reduction in bad debt expense. These factors contributed to the company reporting better than expected quarterly results and raising its guidance for the year. NewMarket rallied early in the year after posting strong volume growth. We were attracted to the potential high returns on capital in this rational oligopoly with a shareholder-oriented, highly-vested management team. Deckers performed well with strong sales and impressive inventory management. The UGG brand continued to grow and both retailers and consumers were excited about new products. Conversant announced it was being acquired by Alliance Data Systems at a premium to where it had been trading.

The largest detractors to performance included Atwood Oceanics Inc. (Energy sector), MRC Global, Inc. (Industrials sector), Sturm Ruger & Co., Inc. (Consumer Discretionary sector), Cabela’s, Inc. (Consumer Discretionary sector) and Pricesmart, Inc. (Consumer Staples sector). Atwood Oceanics declined due to weakness in offshore drilling rig day rates. We believe Atwood can weather the cycle due to its recent modernization of its rig fleet, strength of its relationships with end users and a disciplined, shareholder-oriented management team. MRC Global declined following weaker than expected near-term guidance due to weaker line pipe pricing. In addition, the decrease in oil prices also negatively impacted the stock. We remain attracted to the company’s leading position in the industry and diversified end markets. Sturm Ruger declined as investors reacted to a slowdown in gun sales after significant strength in recent years. Sturm Ruger is a leading operator with high returns and operating margins. Cabela’s underperformed with the near-term volatility of gun and ammunition sales. After strong demand last year, the gun and ammunition category normalized, which resulted in negative comparables for the company. We are attracted to the differentiated store format, significant room for store growth and attractive credit business. Pricesmart detracted from performance as its price reflected concerns about slowing same store sales and a slight decline in the membership renewal rate. We believe the company’s differentiated store format has room to increase the number of stores from about 35 to more than 100 across Latin America and the Caribbean. We believe the stores’ atmosphere and low prices should lead to a strong renewal rate.

Over the past 12 months, the Fund initiated new positions in Olin Corp. (Materials sector), MRC Global, Inc.(Industrials sector), Orbital Sciences Corp. (Industrials sector) and Dana Holding Corp. (Consumer Discretionary sector).

To fund purchases, the Fund sold its positions in Alleghany Corp. (Financials sector), Nu Skin Enterprises Inc. (Consumer Staples sector), Energizer Holdings, Inc. (Consumer Staples sector), Hatteras Financial Corp. (Financials sector) and Martin Marietta Materials, Inc. (Materials sector). Alleghany, Nu Skin and Energizer sales reflected the growth in market cap over the years. Hatteras was sold due to our lack of conviction in downside protection for the stock if interest rates rise significantly. The Martin Marietta sale followed the recent rally in the stock leading to a market cap of close to $6B. It is too large for the Fund’s portfolio, in our view. The Fund had a roughly 1% position in the stock and we were not comfortable taking it to a full position. We trimmed the Fund’s positions in Eaton Vance Corp. (Financials sector), Deckers Outdoor Corp. (Consumer Discretionary sector) and Ablemarle Corp. (Materials sector) to make room for a high conviction idea.

Outlook

Our investment focus is at a company-specific level and not from a top-down approach. While we do not attempt to forecast the future, we remain fairly optimistic. Corporate America is in good shape with high operating margins and strong balance sheets.The economic recovery continued with improvement in employment, capital investment, and a generally benign interest rate and inflation outlook. We expect the slow growth environment to continue and believe stocks could be more volatile in the future. Our approach is to own companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet. We believe the Fund is positioned well for a wide variety of environments.

36

Management's Discussion of Fund Performance (Unaudited) (Continued)

Organic growth remains challenging, and we are seeing more companies resort to M&A as a use of excess cash. In a slow growth, low-financing cost world, more transactions have made better economic sense and actually have been able to deliver accretion to more of the merged entity’s results. In addition, positive response by the market only validates the strategy where transactions begat more transactions, providing a powerful corporate impetus to jump on the bandwagon. While there is action occurring across the board, activity has clustered in those industries with some shared traits of maturing business models generating high free cash-flow but with diminishing growth prospects in the global economy.

Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting the capital structure of the company. Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital including higher dividends, share repurchases and M&A transactions. We believe the Fund is conservatively positioned for a slow growth environment that rewards strong capital allocation and we expect to participate in its share of deals going forward.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

37

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Small Cap Core Fund - Class A* and the Russell 2000® Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The inception date of the Fund was September 30, 2009. Russell 2000® Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares of the Funds are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class Shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

38

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Fund

Sub-Advised by DePrince, Race & Zollo, Inc.

Investment Philosophy

The Touchstone Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks of small-cap companies that appear to be trading below their intrinsic value and have the potential for growth. The Fund utilizes a bottom-up security selection process that consists of three factors: dividend yield, low valuation, and a fundamental catalyst.

Fund Performance

The Touchstone Small Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 3.19 percent (excluding the maximum sales charge) while the benchmark’s total return was 4.13 percent.

Market Environment

After two consecutive years of double-digit returns for U.S. small-cap equities, performance for the asset class was muted during the period. Volatility returned to the forefront as investors grappled with the gradually improving domestic economy and the geopolitical turmoil overseas. For the first three quarters of the period, the benchmark reflected the same speculation and excessive risk-taking that dominated the markets over the previous two years. Dividend-paying stocks lagged as speculative stocks sharply rallied toward the end of June. Beginning in July 2014, we saw investors “de-risk” due to worries about historically high valuations, slowing global economies and the upcoming potential end to the U.S. Federal Reserve Board’s accommodative monetary policy. As a result, speculative, non-dividend paying stocks experienced a complete reversal in market leadership, underperforming their higher-quality, dividend-paying counterparts during the fourth quarter.

Portfolio Review

Stock selection in the Information Technology sector was the largest contributor to relative performance. Hittite Microwave Corp., Tessera Technologies Inc., Blackbaud, Inc. and Micrel Inc. were among the top performing stocks. Hittite, a high performance integrated circuit manufacturer, was a strong performer after accepting a premium takeover offer. Tessera reported a long awaited patent license pact with Micron Technology Inc. which boosted the stock. Blackbaud, a software provider to non-profit organizations, exceeded earnings expectations due to organic revenue growth. Blackbaud’s management raised its forward guidance and remained focused on operational execution and growth investments. Micrel, a manufacturer of analog power integrated circuits used in a wide variety of electronics, benefited from increased research and development spending and its new product momentum, particularly within the automotive industry, which translated into outsized earnings growth. Half of Micrel’s business is also tied to industrial end markets, which have benefited from improving U.S. manufacturing.

Stock selection within the Energy sector also contributed to performance. Delek US Holdings Inc. and Western Refining Inc. were two of the top performing stocks during the period. These U.S. refiners benefited from more favorable trading due to higher inventories of shale oil, which improved their profitability. Management also unlocked shareholder value through share repurchase programs, dividend growth and transferring assets to a Master Limited Partnership structure.

During the period, interest rates declined and negatively impacted the Fund’s bank holdings, such as Susquehanna Bancshares Inc. and detracted from performance. This Pennsylvania-based bank traded lower on weaker net interest margin and higher operating expenses earlier in the year. However, management is focused on improving balance sheet liquidity and optimizing the loan portfolio mix by increasing commercial & industrial and small business loans. The Fund’s underweight to real estate investment trusts (REITs) also hurt relative performance as these securities benefited from lower interest rates. We are comfortable with the positioning as REITs continue to trade at lofty valuations. The Fund’s bottom-up fundamental research and valuation methodology continue to favor high-quality regional banks and thrifts with healthy balance sheets.

39

Management's Discussion of Fund Performance (Unaudited) (Continued)

Stock selection in the Consumer Discretionary sector detracted from performance despite strong results from Abercrombie & Fitch Co. and Men’s Wearhouse. American Eagle Outfitters was negatively impacted by harsh winter weather and a highly promotional environment. However, the teen retailer recently reported better than expected earnings driven by improved gross margins. Management reported right-sizing its product lineup, reducing costs and closing underperforming stores. The stock reached our relative valuation target and we sold the stock from the Fund’s portfolio. Ethan Allen Interiors Inc., a residential furniture manufacturer/retailer, underperformed on disappointing orders in a challenging retail environment. Management continued to focus on ways to increase in-store and on-line traffic through new marketing initiatives, such as the Ethan Allen Express line and its new “On-Demand” initiative, which reduces delivery times to buyers. The Fund continues to hold the stock as we believe the company’s vertical integration should also lead to increased operating leverage and earnings growth as sales improve.

Several stocks from a variety of sectors also detracted from performance. GulfMark Offshore Inc. and Tidewater Inc. (both from the Energy sector), providers of marine support services to the offshore energy exploration industry, underperformed. We expect to see a ramp in offshore oil rig deliveries later this year, which should result in substantial earnings power for both companies in 2015. Dean Foods Co. (Consumer Staples sector), the leading producer of dairy products, underperformed as milk-related commodity prices remained unseasonably high. While the company continued to focus on cost cutting initiatives and market share gains, we believe milk and butter prices should reverse in coming months and drive profitability. General Cable Corp. (Industrials sector), a leading global wire and cable manufacturer, underperformed due to reduced earnings guidance and weakness in metals pricing. While management remains focused on aggressive restructuring efforts and pursuing strategic alternatives, we are opportunistically reducing the Fund’s position given recent disappointments.

The Fund has maintained a cyclical positioning throughout the year. While we executed our discipline and took profits in several cyclical stocks as they outperformed, we replaced them with other cyclical companies that we believed were undervalued. We continue to find what we believe are attractive opportunities in the Industrials and Financials sectors. The Fund maintains little exposure to defensive sectors, such as Health Care and Utilities.

Outlook

We believe the recent pressure on commodity prices, particularly oil, should provide a more favorable environment for consumer spending and the overall U.S. economy. We expect this to have a positive effect on the Fund’s overweight positions in banks, retail and industrial holdings. As bottom-up investors, we will continue to examine company-specific exposures to oil and gas along with a geographical sales mix.

Concerns of higher interest rates and their impact on small-cap stocks drove valuations lower in September, yet they still remain elevated. If rates rise because the economy is improving, we believe the Fund’s bank holdings and cyclical bias are positioned properly. While a strong dollar creates a less favorable export environment, 80% of small-cap revenues are derived domestically. Therefore, the Fund may not be greatly impacted.

Looking ahead, our commitment to undervalued, dividend-paying companies with improving fundamentals should prove rewarding in an environment of more normalized rates of return as investors focus on third quarter corporate earnings reports and a healthy U.S. economy. While we remain cautiously optimistic on small-cap valuations, we believe the portfolio is well positioned to benefit from a growing U.S. economy and strengthening corporate fundamentals.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments, dividend-issuing companies may choose not to pay a dividend, or the dividend may be less than what is anticipated.

40

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Small Cap Value Fund - Class A* and the
Russell 2000® Value Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on March 4, 2002. On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares. The initial public offering of the Class C, Class Y, and Institutional Class shares commenced on March 1, 2011. The Class A shares performance information is calculated using the historical performance of Class Z shares for periods prior to June 10, 2011 and Class C, Class Y and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for periods prior to March 1, 2011. The returns have been restated for sales charges and for fees applicable for Class A, Class C, Class Y and Institutional Class shares. Russell 2000® Value Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares of the Funds are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class Shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

41

Management's Discussion of Fund Performance (Unaudited)

Touchstone Total Return Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

The Touchstone Total Return Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.

Fund Performance

The Touchstone Total Return Bond Fund (Class A Shares) outperformed its benchmark, the Barclays U.S. Aggregate Bond Index for the 12-month period ended September 30, 2014. The Fund’s total return was 4.53 percent (excluding the maximum sales charge) while the benchmark’s total return was 3.96 percent.

Market Environment

During the past year, economic growth in the U.S. strengthened and real growth seems to be underway. The unemployment rate fell and consumer confidence rose. Home prices increased during the period as well. Inflation remained a muted concern, staying under the U.S. Federal Reserve Board’s (Fed) goal. These macroeconomic forces in aggregate resulted in the Fed’s announcement to end its quantitative easing program.

Despite the consensus calling for a rise in rates during 2014, long-term interest rates declined during the period. The best performing sectors within the fixed income universe have been long-term U.S. Treasury securities and high yield corporate credits.

Five years of low rates in the U.S. have led to an investor base that is starved for yield. Investors responded by aggressively purchasing non-Treasury securities, resulting in excess returns across nearly every sector. The need to reinvest coupons, the Fed’s continued market presence in addition to refinancing efforts by corporations helped bolster demand for and drive performance.

Portfolio Review

It was a good period to be invested in non-Treasury securities, and the Fund’s performance reflects this positioning. As macroeconomic events helped drive long rates lower, investors reached for yield in the same sectors in which the Fund was overweight.

To the extent the Fund invested in Treasuries, it was invested in the portion of the curve that rallied the most. The Fund used long-term U.S.Treasury SeparateTrading of Registered Interest and Principal Securities (STRIPS) for exposure to the longer-end of the yield curve. This position was the Fund’s strongest performer. Investments in corporate bonds, Title XI, structured settlements, municipal bonds and other agencies such as the Tennessee Valley Authority also contributed to performance. Mortgage-Backed Securities (MBS) in both the single- and multi-family spaces, and rate reduction bonds contributed to performance as well. The Fund’s allocation to Small Business Administration Development Company Participation Certificates underperformed.

Outlook

The Fund’s investment in high-quality non-Treasury securities seeks to provide additional yield, which may help overall performance in times of high volatility. Geopolitical and anticipated Fed-driven activities could add volatility to the market. Persistent low rates in places such as Europe and Japan could drive demand for the higher yielding products in which the Fund invests. A rapid increase in yields of non-Treasury securities versus U.S. Treasuries remains our greatest concern however, the Fund’s allocation to high-quality bonds with features such as government guarantees could help to offset this potential risk. We believe the Fund is positioned well for this environment.

42

Management's Discussion of Fund Performance (Unaudited) (Continued)

We continue to make selective additions to the Fund’s portfolio and remain bottom-up, fundamentally driven bond investors seeking securities which offer a yield advantage without sacrificing quality. By remaining duration and yield curve neutral, we believe that earning the additional yield offered by these bonds may be a consistent and repeatable way to generate consistent returns over the investment cycle.

43

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Total Return Bond Fund - Class A* and the
Barclays U.S. Aggregate Bond Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class Y shares began operations on November 15, 1991, Class A shares began operations on August 16, 2010, and Class C and Institutional Class shares began operations on August 1, 2011. The Class A shares performance information is calculated using the historical performance of Class Y for periods prior to August 16, 2010 and Class C and Institutional Class shares performance information is calculated using the historical performance of Class Y for periods prior to August 1, 2011. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Institutional Class shares. The Barclays U.S. Aggregate Bond Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

44

Management's Discussion of Fund Performance (Unaudited)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S.Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and municipal bonds and cash equivalent securities including repurchase agreements and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by maintaining an effective duration of one year or less under normal market conditions.

Fund Performance

The Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares) outperformed its benchmarks, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index for the 12-month period ended September 30, 2014. The Fund’s total return was 0.92 percent (excluding the maximum sales charge) while the total returns of its benchmarks were 0.05 percent and 0.26 percent, respectively.

Market Environment

The Fund’s fiscal year was characterized by economic uncertainty domestically and abroad. Slow economic growth in the first quarter was attributed to poor weather. The second quarter rebounded giving way to stronger third quarter economic growth fueled by business capital spending.

Improvement in U.S. economic activity is apparent from indicators for the manufacturing and services sectors and for the labor market, where the unemployment rate has fallen since the beginning of the year. Recent weakness in Europe and Asia, and fears of an Ebola pandemic weighed heavily on the markets.

We expect the economy will continue to grow and the U.S. Federal Reserve Board (Fed) will commence tightening monetary policy in mid- to late-2015. The Fed indicated it would look at a host of labor market indicators in making its determination, as well as taking inflation into account.

The Treasury curve flattened significantly against this backdrop with long-term interest rates moving down and intermediate rates upward.This reaction was consistent with a market believing growth to be strong enough to encourage the Fed to remove a measure of accommodation, but not strong enough to trigger inflation. Risk premiums performed well with spreads on all non-Treasury sectors of fixed income tightening meaningfully.

Portfolio Review

The Fund remains moderately underweight duration and overweight non-Treasury sectors. We recognize that weakness in Europe has dragged yields to record lows there and is likely to constrain the rise in U.S. yields. Growth strong enough to allow the Fed to begin removing accommodative monetary policies, but not strong enough to ignite inflation fears, provided a favorable environment for short duration, risk-oriented assets. Spread tightening in all non-Treasury sectors was a significant driver of excess returns for the Fund.

Sector allocations saw moderate changes during the year. Agency Residential Mortgage Backed Securities (RMBS) exposure continued to decline to a historic low point, reflecting the volatility associated with the Fed’s quantitative easing program and the generally poor relative value in the sector. We continue to find value in Asset Backed Securities (ABS) and as a result, the Fund’s exposure has increased. Commercial Mortgage Backed Securities (CMBS) exposure continues to decline as attractive opportunities have been limited.

Portfolio duration at the end of the 12-month period was in line with our target duration. While very short-term rates were largely unchanged, anchored by a low Fed funds rate, yields in the 2-5 year part of the curve climbed. Exposure to longer key rate durations likely experienced increased price volatility. During the period, we worked to reduce nominal duration and price sensitivity to changing spreads in an effort to further reduce the Fund’s

45

Management's Discussion of Fund Performance (Unaudited) (Continued)

risk profile. To that end, the Fund has been moving away from a more bar-belled maturity profile to a more bell-shaped maturity distribution. The Fund performed well in a gradual, but consistently rising, interest rate environment.

Outlook

Evidence of a pickup in economic activity has been supported by indicators for the manufacturing and services sectors and for the labor market, where weekly jobless claims recently have fallen below pre-crisis levels. We believe the Fed will commence tightening monetary policy around the middle of 2015. Against this backdrop, we believe the Fund is well positioned given its strategy of targeting a shorter duration with a concentrated maturity distribution, and overweighting non-government securities, with exposure to select ABS sectors.

The Fund employs a strategy that places greater emphasis on structured securities (CMBS, ABS, agency Mortgage Backed Securities [MBS] and non-agency MBS). The strategy seeks to generate excess returns by investing a portion of its assets in high-quality, higher-yielding sectors. Its focus on low duration securities helps to mitigate the higher volatility of these sectors.

We believe that by reducing the Fund’s exposure to longer-duration securities and increasing its exposure to floating rate securities, the Fund’s sensitivity to changing rates would decrease and position the portfolio for a rising interest rate environment. However, exposure to securities with higher liquidity premiums, which tend to experience greater volatility, has increased. We believe the potential increase in volatility is mitigated by lower spread durations. We believe that taking liquidity risk in securities maturing in less than one year is a better strategy compared to taking credit risk in a similar duration security.

46

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Ultra Short Duration Fixed Income Fund - Class A*,

the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Z shares commenced on March 1, 1994. The initial public offering of Class A, Class C , Class Y and Institutional Class shares commenced on April 16, 2012. Class A, Class C, Class Y and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for the periods prior to April 16, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C, Class Y and Institutional Class. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares, Class Z shares, and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

47

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2014

Touchstone Arbitrage Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Common Stocks
Information Technology	18.5%
Consumer Discretionary	15.7
Financials	14.9
Industrials	8.8
Telecommunication Services	7.1
Health Care	7.0
Materials	4.5
Utilities	4.3
Energy	4.1
Consumer Staples	1.8
Preferred Stock	1.6
Exchange Traded Funds	1.5
Fixed Income Securities	6.7
Investment Fund	7.3
Cash Collateral for Securities Sold	36.0
Short and Written Options
Other Assets/Liabilities (Net)	(2.4)
137.4
Short Positions
Common Stocks
Information Technology	(8.1)
Financials	(7.5)
Consumer Discretionary	(6.6)
Telecommunication Services	(4.6)
Health Care	(4.5)
Energy	(2.2)
Industrials	(1.6)
Materials	(1.2)
Utilities	(0.7)
Exchange Traded Fund	(0.3)
Written Options	(0.1)
(37.4)
Total	100.0%

Touchstone Emerging Markets Equity Fund
Sector Allocation*	(% of Net Assets)
Financials	24.0%
Consumer Discretionary	16.3
Energy	12.2
Consumer Staples	12.0
Information Technology	11.4
Materials	7.2
Telecommunication Services	6.5
Health Care	4.2
Industrials	3.5
Utilities	1.6
Investment Funds	1.8
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%

Touchstone Global Real Estate Fund
Sector Allocation*	(% of Net Assets)
Diversified	20.8%
Retail	17.2
Specialized	13.6
Office	13.3
Industrial	10.7
Residential	4.5
Mortgage	4.5
Real Estate Operating Companies	4.4
Diversified Financial Services	3.6
Hotels, Resorts & Cruise Lines	2.1
Diversified Real Estate Activities	1.7
Health Care Facilities	1.6
Real Estate Development	1.0
Advertising	0.8
Investment Funds	5.5
Other Assets/Liabilities (Net)	(5.3)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

48

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Fixed Income Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	25.9%
AA/Aa	16.2
A/A	8.7
BBB/Baa	30.7
BB/Ba	7.1
B/B	0.2
Not Rated	11.2
Total	100.0%

Touchstone Merger Arbitrage Fund
Sector Allocation**	(% of Net Assets)
Long Positions
Common Stocks
Financials	22.3%
Information Technology	15.3
Consumer Discretionary	12.5
Industrials	9.1
Health Care	7.3
Telecommunication Services	5.8
Materials	4.5
Energy	4.3
Utilities	3.6
Consumer Staples	1.3
Preferred Stock	1.5
Fixed Income Securities	8.5
Exchange Traded Funds	1.7
Investment Fund	7.9
Cash Collateral for Securities Sold	29.5
Short and Written Options
Other Assets/Liabilities (Net)	(0.2)
134.9
Short Positions
Common Stocks
Financials	(10.5)
Information Technology	(7.4)
Consumer Discretionary	(5.5)
Health Care	(3.4)
Telecommunication Services	(3.1)
Energy	(1.9)
Industrials	(1.1)
Materials	(0.9)
Utilities	(0.5)
Exchange Traded Fund	(0.5)
Written Options	(0.1)
(34.9)
Total	100.0%

* Credit quality may be rated by Standard & Poor's, Moody's and Fitch. If all three agencies rate the bond, the middle or common rating is used; if two of the agencies rate the bond, the lower rating is used; if one agency rates the bond, that rating is used; if none of the agencies rate the bond, the bond will be classified as not-rated.

** Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

49

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Mid Cap Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	29.1%
Information Technology	14.5
Consumer Staples	12.3
Industrials	11.0
Financials	10.7
Materials	10.0
Energy	6.8
Health Care	4.2
Investment Funds	7.9
Other Assets/Liabilities (Net)	(6.5)
Total	100.0%

Touchstone Mid Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	23.6%
Consumer Discretionary	12.0
Information Technology	11.8
Industrials	10.5
Health Care	10.1
Consumer Staples	8.9
Utilities	8.1
Energy	6.7
Materials	6.3
Investment Funds	4.1
Exchange Traded Fund	0.5
Other Assets/Liabilities (Net)	(2.6)
Total	100.0%

Touchstone Premium Yield Equity Fund
Sector Allocation*	(% of Net Assets)
Energy	19.7%
Financials	18.0
Health Care	16.4
Information Technology	15.4
Utilities	10.3
Telecommunication Services	5.4
Industrials	5.1
Consumer Discretionary	4.4
Materials	1.9
Investment Fund	2.1
Other Assets/Liabilities (Net)	1.3
Total	100.0%

Touchstone Sands Capital Select Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	38.0%
Consumer Discretionary	21.5
Health Care	18.1
Energy	10.6
Materials	3.4
Financials	2.8
Consumer Staples	1.9
Investment Funds	6.1
Other Assets/Liabilities (Net)	(2.4)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

50

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Cap Core Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	26.3%
Financials	20.1
Industrials	19.3
Materials	14.3
Health Care	5.6
Energy	4.6
Information Technology	4.5
Consumer Staples	3.9
Investment Funds	10.4
Other Assets/Liabilities (Net)	(9.0)
Total	100.0%

Touchstone Small Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	38.3%
Industrials	20.7
Information Technology	10.0
Consumer Discretionary	7.5
Consumer Staples	6.8
Materials	6.5
Energy	6.0
Utilities	3.2
Health Care	2.0
Investment Funds	9.4
Other Assets/Liabilities (Net)	(10.4)
Total	100.0%

Touchstone Total Return Bond Fund
Credit Quality**	(% of Investment Securities)
Aaa	55.3%
Aa	5.9
A	12.7
Baa	19.8
Ba	2.7
B	1.3
Not Rated	2.3
Total	100.0%

Touchstone Ultra Short Duration Fixed Income Fund
Credit Quality**	(% of Investment Securities)
AAA	31.7%
AA	19.6
A	18.5
BBB	16.6
B	0.1
CCC	0.2
Not Rated	13.3
Total	100.0%

*  Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

**  Credit quality may be rated by Standard & Poor's, Moody's and Fitch. If all three agencies rate the bond, the middle or common rating is used; if two of the agencies rate the bond, the lower rating is used; if one agency rates the bond, that rating is used; if none of the agencies rate the bond, the bond will be classified as not-rated.

51

Portfolio of Investments

Touchstone Arbitrage Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 86.7%

Information Technology — 18.5%
Compuware Corp.†	250,000	$2,652,500
Concur Technologies, Inc.*	50,000	6,341,000
International Rectifier Corp.*	151,640	5,950,354
Measurement Specialties, Inc.*	57,065	4,885,335
Peregrine Semiconductor Corp.*	106,145	1,313,014
Tokyo Electron Ltd. ADR	395,817	6,451,817
TriQuint Semiconductor, Inc.*	468,915	8,942,209
		36,536,229

Consumer Discretionary — 15.7%
Bally Technologies, Inc.*	75,820	6,118,674
DIRECTV*†	72,830	6,301,252
Liberty Interactive Corp. - Class A*†	54,300	1,548,636
LIN Media LLC - Class A*	62,060	1,377,732
Outerwall, Inc.*†	39,955	2,241,476
Time Warner Cable, Inc.†	50,380	7,229,026
TRW Automotive Holdings Corp.*	61,340	6,210,675
		31,027,471

Financials — 14.9%
American Realty Capital Healthcare Trust, Inc. REIT	794,439	8,325,720
Glimcher Realty Trust REIT	58,600	793,444
Hudson City Bancorp, Inc.	692,800	6,734,016
National Interstate Corp.†	88,866	2,479,361
NorthStar Asset Management Group, Inc.*	73,057	1,345,710
NorthStar Realty Finance Corp. REIT	73,057	1,290,917
Protective Life Corp.†	119,820	8,316,706
		29,285,874

Industrials — 8.8%
Foster Wheeler AG (Switzerland)†	273,529	8,648,987
Pike Corp.*	111,378	1,324,284
URS Corp.	128,570	7,406,918
		17,380,189

Telecommunication Services — 7.1%
tw telecom, Inc.*	178,408	7,423,557
Ziggo N.V. (Netherlands), (Netherlands)	140,000	6,558,550
		13,982,107

Health Care — 7.0%
Covidien PLC (Ireland)†	77,800	6,730,478
Shire PLC ADR†	27,000	6,994,350
		13,724,828

Materials — 4.5%
Ainsworth Lumber Co. Ltd. (Canada), (Canada)*	900,000	2,177,776
Rockwood Holdings, Inc.	87,000	6,651,150
		8,828,926

Utilities — 4.3%
Integrys Energy Group, Inc.	26,810	1,737,824
Pepco Holdings, Inc.	252,930	6,768,407
		8,506,231

Energy — 4.1%
Dresser-Rand Group, Inc.*	58,000	4,771,080
National Oilwell Varco, Inc.†	30,800	2,343,880
Noble Energy, Inc.	13,350	912,606
		8,027,566

Consumer Staples — 1.8%
Safeway, Inc.†	104,275	3,576,632
Total Common Stocks		$170,876,053

Preferred Stock — 1.6%

Financials — 1.6%
GMAC Capital Trust I, 8.13%(A)	120,887	3,216,803

Exchange Traded Funds — 1.5%
PowerShares Senior Loan Portfolio†	82,363	1,999,774
SPDR Barclays Short Term High Yield Bond ETF†	33,845	1,012,981
Total Exchange Traded Funds		$3,012,755

Principal
Amount

	Asset-Backed Security — 0.3%
$500,000	Taxable Newman Capital Trust, Ser
	2000-1, Class A, 144a,
	7.000%, 7/5/17	516,400

	Corporate Bonds — 6.4%

	Financials — 1.8%
2,000,000	Nuveen Investments, Inc.,
	5.500%, 9/15/15	2,060,000
1,620,000	PNC Preferred Funding Trust II, 144a,
	1.457%, 3/29/49(A)	1,557,225
		3,617,225

	Energy — 1.6%
2,500,000	Kodiak Oil & Gas Corp.,
	8.125%, 12/1/19	2,681,250
500,000	Newfield Exploration Co.,
	7.125%, 5/15/18	513,312
		3,194,562

	Consumer Staples — 1.2%
2,125,000	US Foods, Inc., 8.500%, 6/30/19	2,253,031

	Industrial — 0.8%
1,525,000	Sealed Air Corp., 144a,
	8.125%, 9/15/19	1,647,000

	Consumer Discretionary — 0.5%
975,000	Wynn Las Vegas LLC / Wynn Las Vegas
	Capital Corp., 7.750%, 8/15/20	1,034,719

52

Touchstone Arbitrage Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 6.4% (Continued)

	Utilities — 0.5%
$975,000	AES Corp. VA, 3.234%, 6/1/19(A)	$960,375
	Total Corporate Bonds	$12,706,912

	Number
	of
	Contracts

Purchased Call Option — 0.0%

OPRA Noble Equity Option, Strike @40.00, Exp 01/15	340	1,700

Total Purchased Options		1,700

	Shares

Investment Fund — 7.3%
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	14,297,511	14,297,511

Total Long Positions
(Cost $201,947,473)		$204,628,134

	Shares

Securities Sold Short —(37.3%)

Common Stocks — (37.0%)

Information Technology — (8.1%)
Applied Materials, Inc.	(321,544)	$(6,948,566)
RF Micro Devices, Inc.*	(785,432)	(9,063,885)
		(16,012,451)

Financials — (7.5%)
M&T Bank Corp.	(58,218)	(7,177,697)
Ventas, Inc., REIT	(120,674)	(7,475,754)
Washington Prime Group, Inc., REIT	(11,655)	(203,729)
		(14,857,180)

Consumer Discretionary — (6.6%)
Comcast Corp. - Class A	(144,842)	(7,789,603)
Liberty Global PLC - Class A, (United Kingdom)*	(31,948)	(1,359,068)
Liberty Global PLC - Series C, (United Kingdom)*	(78,820)	(3,232,802)
Media General, Inc.*	(45,675)	(598,799)
		(12,980,272)

Telecommunication Services — (4.6%)
AT&T, Inc.	(94,679)	(3,336,488)
Level 3 Communications, Inc.*	(124,886)	(5,711,037)
		(9,047,525)

Health Care — (4.5%)
AbbVie, Inc.	(72,576)	(4,191,990)
Medtronic, Inc.	(74,376)	(4,607,593)
		(8,799,583)

Energy — (2.2%)
Amec PLC (United Kingdom)	(246,120)	(4,404,905)

Industrials — (1.6%)
AECOM Technology Corp.*	(94,369)	(3,184,954)

Materials — (1.2%)
Albemarle Corp.	(41,785)	(2,461,136)

Utilities — (0.7%)
Wisconsin Energy Corp.	(30,240)	(1,300,321)
Total Common Stocks		$(73,048,327)

Exchange Traded Fund — (0.3%)
Energy Select Sector SPDR Fund	(5,492)	(497,685)

Total Securities Sold Short
(Proceeds $68,841,916)		$(73,546,012)

Written Call Options — 0.0%
OPRA Noble Equity Option, Strike @45.00, Exp 01/15	(340)	(5,100)

Written Put Options — (0.1%)
National Oilwell VARCO, Inc., Strike @60.00, Exp 01/15	(35)	(1,715)
OPRA Noble Equity Option, Strike @30.00, Exp 01/15	(340)	(238,000)
Total Written Put Option		$(239,715)

Total Written Options
(Proceeds $114,795)		$(244,815)

Total—66.4%		$130,837,307

Cash Collateral for Securities
Sold Short and Written Options — 36.0%		71,007,137

Liabilities in Excess of Other Assets — (2.4%)		(4,654,988)

Net Assets — 100.0%		$197,189,456

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of these securities are held as collateral for securities sold short and written options. The total value of the securities held as collateral as of September 30, 2014 was $62,349,481.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

53

Touchstone Arbitrage Fund (Continued)

Portfolio Abbreviations:

ADR - American Depositary Receipt

EUR - Euro

PLC - Public Limited Company

REIT - Real Estate Investment Trust

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $3,720,625 or 1.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$170,876,053	$—	$—	$170,876,053
Preferred Stock	3,216,803	—	—	3,216,803
Exchange Traded Funds	3,012,755	—	—	3,012,755
Asset-Backed Security	—	516,400	—	516,400
Corporate Bonds	—	12,706,912	—	12,706,912
Purchased Options Equity Contracts	1,700	—	—	1,700
Investment Fund	14,297,511	—	—	14,297,511
				$204,628,134

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Liabilities:
Securities Sold Short
Common Stocks	$(73,048,327)	$—	$—	$(73,048,327)
Exchange Traded Fund	(497,685)	—	—	(497,685)
				$(73,546,012)

Other Financial Instruments**
Assets:
Forward Foreign Currency Contracts	$—	$87,990	$—	$87,990
Liabilities:
Written Options Equity Contracts	(244,815)	—	—	(244,815)

** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown for forward currency contracts represent unrealized appreciation (depreciation).

Transactions in written options for the year ended September 30, 2014.

	Number of
	Contracts	Proceeds
Beginning of Period, September 30, 2013	—	$—
Call Options Written	375	41,764
Put Options Written	413	92,444
Call Options Closed	(35)	(17,078)
Put Options Expired	(38)	(2,335)
September 30, 2014	715	$114,795

54

Touchstone Arbitrage Fund (Continued)

Forward Foreign Currency Exchange Contracts

		Contract to				Unrealized
Counterparty	Expiration Date	Receive		Deliver		Appreciation
Brown Brothers Harriman	10/31/2014	EUR	880,000	USD	1,179,728	$68,006
Brown Brothers Harriman	10/31/2014	EUR	660,000	USD	853,776	19,984
						$87,990

See accompanying Notes to Financial Statements.

55

Portfolio of Investments

Touchstone Emerging Markets Equity Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 98.9%

India — 12.6%

Consumer Discretionary — 3.3%
Bharat Forge Ltd.	491,771	$6,555,620
Mahindra & Mahindra Ltd.	224,737	4,951,783

Consumer Staples — 2.0%
ITC Ltd.	1,129,351	6,769,524

Energy — 2.9%
Oil & Natural Gas Corp. Ltd.	756,517	5,004,453
Reliance Industries Ltd.	330,751	5,064,625

Health Care — 1.6%
Lupin Ltd.	238,408	5,713,531

Information Technology — 1.1%
HCL Technologies Ltd.	143,100	3,973,134

Materials — 0.7%
UPL Ltd.	447,292	2,476,908

Telecommunication Services — 1.0%
Bharti Airtel Ltd.	522,095	3,425,403
Total India		43,934,981

Korea — 10.9%

Consumer Discretionary — 1.8%
Kia Motors Corp.	121,709	6,193,578

Financials — 4.2%
BS Financial Group, Inc.	501,729	8,035,271
Shinhan Financial Group Co. Ltd.	144,087	6,635,990

Information Technology — 3.9%
Samsung Electronics Co. Ltd.	12,010	13,475,328

Materials — 1.0%
POSCO	11,560	3,598,635
Total Korea		37,938,802

Brazil — 10.2%

Consumer Discretionary — 1.6%
Lojas Americanas SA (Preference)	957,685	5,430,566

Energy — 0.8%
Petroleo Brasileiro SA (Preference)	395,019	2,937,124

Financials — 1.8%
Banco Bradesco SA (Preference)	449,830	6,432,050

Health Care — 1.7%
Odontoprev SA	1,603,293	5,803,361

Industrials — 0.9%
Localiza Rent A Car SA	215,678	3,099,807

Information Technology — 1.5%
Totvs SA	338,093	5,131,306

Materials — 1.9%
Gerdau SA (Preference)	473,028	2,274,554
Vale SA ADR†	142,056	1,564,037
Vale SA (Preference)	294,467	2,860,761
Total Brazil		35,533,566

Mexico — 7.6%

Consumer Staples — 4.4%
Fomento Economico Mexicano SAB de CV ADR	53,632	4,936,826
Kimberly-Clark de Mexico SAB de CV - Class A	1,418,094	3,346,070
Wal-Mart de Mexico SAB de CV - Class A	2,764,755	6,957,948

Financials — 1.9%
Grupo Financiero Banorte SAB de CV - Class O	1,028,238	6,584,919

Telecommunication Services — 1.3%
America Movil SAB de CV, Series L ADR	184,475	4,648,770
Total Mexico		26,474,533

China — 6.5%

Energy — 1.1%
PetroChina Co. Ltd. - Class H	3,035,448	3,889,670

Financials — 2.6%
Industrial & Commercial Bank of
China - Class H	14,374,861	8,960,164

Industrials — 2.0%
Weichai Power Co. Ltd. - Class H	1,878,946	6,787,566

Materials — 0.8%
China BlueChemical Ltd.	6,607,931	2,867,889
Total China		22,505,289

South Africa — 5.7%

Consumer Discretionary — 3.4%
Foschini Group Ltd.	561,775	5,835,459
Woolworths Holdings Ltd.	961,889	5,960,042

Industrials — 0.6%
Aveng Ltd.*	1,015,404	1,999,714

Telecommunication Services — 1.7%
MTN Group Ltd.	282,995	5,977,565
Total South Africa		19,772,780

56

Touchstone Emerging Markets Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.9% (Continued)

Taiwan — 5.7%

Consumer Discretionary — 3.0%
Eclat Textile Co. Ltd.	299,996	$2,726,833
Giant Manufacturing Co. Ltd.	981,330	7,645,596

Information Technology — 2.7%
Taiwan Semiconductor
Manufacturing Co. Ltd.	2,364,055	9,325,814
Total Taiwan		19,698,243

Hong Kong — 5.5%

Energy — 2.0%
CNOOC Ltd.	4,028,677	6,910,884

Financials — 3.5%
China Overseas Land & Investment Ltd.	2,632,859	6,774,699
Wharf Holdings Ltd.	782,996	5,566,286
Total Hong Kong		19,251,869

Bermuda — 5.4%

Financials — 3.4%
Credicorp Ltd.	51,108	7,839,456
First Pacific Co. Ltd.	3,706,464	3,861,671

Information Technology — 2.0%
VTech Holdings Ltd.	580,677	7,164,189
Total Bermuda		18,865,316

Thailand — 4.6%

Energy — 2.7%
PTT Exploration & Production PCL	1,304,669	6,437,842
Thai Oil PCL	1,849,551	2,937,606

Financials — 1.1%
Kasikornbank PCL	523,716	3,779,477

Materials — 0.8%
Siam Cement PCL	100,712	1,397,699
Siam Cement PCL (Non- Voting)	106,925	1,483,924
Total Thailand		16,036,548

Malaysia — 3.2%

Consumer Staples — 2.1%
British American Tobacco Malaysia Bhd	338,003	7,263,896

Financials — 1.1%
CIMB Group Holdings Bhd	1,750,893	3,752,104
Total Malaysia		11,016,000

United Kingdom — 2.6%

Consumer Staples — 2.6%
SABMiller PLC	161,895	8,996,939

Indonesia — 2.5%

Financials — 0.9%
Bank Mandiri Persero Tbk PT	3,831,520	3,168,040

Telecommunication Services — 1.6%
Telekomunikasi Indonesia Persero Tbk PT	22,653,370	5,419,333
Total Indonesia		8,587,373

Luxembourg — 2.3%

Energy — 2.3%
Tenaris SA ADR	171,682	7,820,115

Cayman Islands — 2.2%

Consumer Discretionary — 1.1%
Daphne International Holdings Ltd.†	7,634,070	3,863,809

Consumer Staples — 0.9%
Tingyi Cayman Islands Holding Corp.	1,172,400	3,080,157

Information Technology — 0.2%
ASM Pacific Technology Ltd.	84,843	839,705
Total Cayman Islands		7,783,671

Turkey — 2.2%

Energy — 0.4%
Tupras Turkiye Petrol Rafine	59,499	1,195,704

Financials — 0.9%
Turkiye Garanti Bankasi AS	922,379	3,241,322

Telecommunication Services — 0.9%
Turkcell Iletisim Hizmetleri AS*	624,628	3,265,060
Total Turkey		7,702,086

South Korea — 2.1%

Consumer Discretionary — 2.1%
Hankook Tire Co. Ltd.	146,028	7,126,692

Chile — 1.6%

Utilities — 1.6%
Enersis SA	17,908,665	5,684,787

Czech Republic — 1.6%

Financials — 1.6%
Komercni Banka A/S	23,474	5,585,414

Jersey — 1.2%

Materials — 1.2%
Randgold Resources Ltd. ADR	62,319	4,212,141

Singapore — 1.0%

Financials — 1.0%
Keppel Land Ltd.	1,275,189	3,498,598

57

Touchstone Emerging Markets Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.9% (Continued)

Israel — 0.9%

Health Care — 0.9%
Teva Pharmaceutical Industries Ltd. ADR	57,665	$3,099,494

Canada — 0.5%

Materials — 0.5%
Eldorado Gold Corp.	272,202	1,835,015

United States — 0.3%

Materials — 0.3%
Southern Copper Corp.	36,670	1,087,266
Total Common Stocks		$344,047,518

Investment Funds — 1.8%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%**∞Ω	3,864,165	3,864,165
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	2,403,518	2,403,518
Total Investment Funds		$6,267,683

Total Investment Securities —100.7%
(Cost $342,583,614)		$350,315,201

Liabilities in Excess of Other Assets — (0.7%)		(2,474,922)

Net Assets — 100.0%		$347,840,279

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $3,651,350.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$344,047,518	$—	$—	$344,047,518
Investment Funds	6,267,683	—	—	6,267,683
				$350,315,201

See accompanying Notes to Financial Statements.

58

Portfolio of Investments

Touchstone Global Real Estate Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 90.4%

United States — 30.4%

Advertising — 0.8%
CBS Outdoor Americas, Inc.	3,900	$116,766

Diversified — 4.2%
EPR Properties REIT	5,497	278,588
Spirit Realty Capital, Inc. REIT	21,445	235,252
Washington Real Estate Investment Trust REIT	3,340	84,769

Industrial — 2.8%
ProLogis, Inc. REIT	1,729	65,183
STAG Industrial, Inc. REIT	9,031	187,032
Terreno Realty Corp. REIT	7,428	139,869

Mortgage — 4.5%
Apollo Commercial Real Estate Finance, Inc. REIT	18,725	294,170
Starwood Property Trust, Inc. REIT	15,417	338,557

Office — 6.3%
Boston Properties, Inc. REIT	816	94,460
Digital Realty Trust, Inc. REIT†	3,625	226,128
Douglas Emmett, Inc. REIT	1,442	37,016
Kilroy Realty Corp. REIT	685	40,716
Mack-Cali Realty Corp. REIT	13,806	263,833
QTS Realty Trust, Inc. - Class A REIT†	4,800	145,680
SL Green Realty Corp. REIT	762	77,206

Residential — 3.0%
AvalonBay Communities, Inc. REIT	442	62,309
Campus Crest Communities, Inc. REIT	42,389	271,290
Equity Residential REIT	632	38,919
Essex Property Trust, Inc. REIT	318	56,842

Retail — 2.2%
General Growth Properties, Inc. REIT	2,240	52,752
Macerich Co. (The) REIT	650	41,490
Retail Opportunity Investments Corp. REIT	3,763	55,316
Simon Property Group, Inc. REIT	664	109,175
Taubman Centers, Inc. REIT	775	56,575

Specialized — 6.6%
Aviv REIT, Inc. REIT	12,232	322,313
Chatham Lodging Trust REIT	6,640	153,251
Extra Space Storage, Inc. REIT	887	45,743
HCP, Inc. REIT	1,136	45,111
Omega Healthcare Investors, Inc. REIT†	3,754	128,349
Public Storage REIT	399	66,170
Sabra Health Care REIT, Inc. REIT	7,181	174,642
Total United States		4,305,472

Japan — 10.4%

Diversified — 4.1%
Kenedix Realty Investment Corp. REIT	58	311,484
Premier Investment Corp. REIT	60	268,065

Diversified Real Estate Activities — 1.3%
Mitsubishi Estate Co. Ltd.	8,000	180,059

Office — 1.8%
Nippon Building Fund, Inc. REIT	13	68,393
Orix JREIT, Inc. REIT	146	183,573

Real Estate Operating Companies — 0.3%
Aeon Mall Co. Ltd.	2,590	49,427

Residential — 1.5%
Invincible Investment Corp. REIT	343	110,398
Kenedix Residential Investment Corp. REIT	43	109,936

Retail — 1.4%
Japan Retail Fund Investment Corp. REIT	97	195,459
Total Japan		1,476,794

Singapore — 8.6%

Diversified Financial Services — 1.8%
Religare Health Trust	339,000	252,450

Industrial — 2.1%
AIMS AMP Capital Industrial REIT	119,000	133,860
Mapletree Logistics Trust REIT	180,000	162,969

Office — 1.1%
Keppel REIT	166,000	154,848

Retail — 3.6%
CapitaRetail China Trust REIT	94,640	116,473
Mapletree Commercial Trust REIT	198,000	218,845
Mapletree Greater China Commercial Trust REIT	200,000	141,883
Suntec Real Estate Investment Trust REIT	32,000	44,148
Total Singapore		1,225,476

Australia — 7.9%

Diversified — 2.5%
Dexus Property Group REIT	39,149	38,047
GPT Group REIT	17,032	57,711
Stockland REIT	74,603	258,008

Diversified Financial Services — 1.8%
Scentre Group*	90,371	259,528

Industrial — 0.6%
Australian Industrial REIT	45,000	82,739

Office — 1.3%
Cromwell Property Group REIT	221,685	184,391

59

Touchstone Global Real Estate Fund (Continued)

		Market
	Shares	Value

Common Stocks — 90.4% (Continued)

Australia — (Continued)

Retail — 1.7%
Charter Hall Retail REIT	72,616	$241,600
Total Australia		1,122,024

Hong Kong — 6.4%

Diversified — 1.3%
Hui Xian Real Estate Investment Trust REIT	321,000	180,904

Diversified Real Estate Activities — 0.4%
Hang Lung Properties Ltd.	22,000	62,616

Office — 1.3%
Prosperity REIT	575,000	178,464

Real Estate Operating Companies — 0.5%
Hysan Development Co. Ltd.	15,000	69,351

Retail — 1.5%
Link REIT (The) REIT	11,500	66,276
Yuexiu Real Estate Investment Trust REIT	313,000	149,146

Specialized — 1.4%
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	482,000	206,088
Total Hong Kong		912,845

United Kingdom — 5.7%

Diversified — 3.3%
British Land Co. PLC REIT	28,057	319,527
Land Securities Group PLC REIT	4,170	70,239
Londonmetric Property PLC REIT	32,166	72,482

Industrial — 1.5%
Segro PLC REIT	35,188	207,129

Specialized — 0.9%
Primary Health Properties PLC REIT	24,742	132,965
Total United Kingdom		802,342

Canada — 4.4%

Diversified — 0.4%
Crombie Real Estate Investment Trust REIT	5,221	60,370

Health Care Facilities — 1.6%
Leisureworld Senior Care Corp.†	19,513	233,644

Retail — 0.3%
RioCan Real Estate Investment Trust REIT	1,800	41,257

Specialized — 2.1%
InnVest Real Estate Investment Trust REIT	62,261	295,197
Total Canada		630,468

Germany — 3.3%

Diversified — 1.5%
Hamborner Reit AG	20,690	212,093

Office — 1.5%
Alstria Office REIT-AG	17,065	209,074

Real Estate Operating Companies — 0.3%
LEG Immobilien AG	598	41,444
Total Germany		462,611

France — 2.8%

Diversified — 0.5%
Unibail-Rodamco SE REIT	272	69,981

Retail — 2.3%
Altarea REIT	1,061	176,023
Mercialys SA REIT	7,040	153,519
Total France		399,523

Mexico — 2.4%

Industrial — 2.4%
Mexico Real Estate Management SA de CV REIT	150,519	265,612
Prologis Property Mexico SA de CV REIT	34,326	71,819
Total Mexico		337,431

South Africa — 1.3%

Diversified — 1.3%
Redefine Properties Ltd. REIT	214,451	184,748

Finland — 1.2%

Real Estate Operating Companies — 1.2%
Citycon OYJ	51,225	171,455

Sweden — 1.1%

Diversified — 0.8%
Akelius Residential AB	2,502	115,461

Real Estate Operating Companies — 0.3%
Hufvudstaden AB - Class A	3,231	40,253
Total Sweden		155,714

Thailand — 1.0%

Real Estate Development — 1.0%
Ticon Industrial Connection PCL	241,360	135,474

60

Touchstone Global Real Estate Fund (Continued)

		Market
	Shares	Value

Common Stocks — 90.4% (Continued)

New Zealand — 0.9%

Diversified — 0.9%
Kiwi Income Property Trust REIT	132,953	$120,915

Netherlands — 0.8%

Retail — 0.8%
Eurocommercial Properties NV REIT	2,525	111,208

Jersey — 0.7%

Real Estate Operating Companies — 0.7%
Atrium European Real Estate Ltd.	20,119	104,695

China — 0.6%

Real Estate Operating Companies — 0.6%
Guangzhou R&F Properties Co. Ltd.	79,062	79,929

Bermuda — 0.5%

Real Estate Operating Companies — 0.5%
Hongkong Land Holdings Ltd.	11,000	74,800
Total Common Stocks		$12,813,924

Preferred Stocks — 9.4%

Retail — 3.4%
Glimcher Realty Trust, 2.38%	18,874	478,078

Specialized — 2.6%
Ashford Hospitality Trust, Inc. REIT, 6.25%	13,550	367,747

Hotels, Resorts & Cruise Lines — 2.1%
Sunstone Hotel Investors, Inc., 6.63%	11,338	302,838

Industrial — 1.3%
STAG Industrial, Inc. REIT, 4.75%	4,413	119,725
Terreno Realty Corp. REIT, 3.40%	2,357	62,814
		182,539
Total Preferred Stocks		$1,331,202

Investment Funds — 5.5%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%**∞Ω	669,430	669,430
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	109,965	109,965
Total Investment Funds		$779,395

Total Investment Securities —105.3%
(Cost $15,048,894)		$14,924,521

Liabilities in Excess of Other Assets — (5.3%)		(747,157)

Net Assets — 100.0%		$14,177,364

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $648,399.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$12,813,924	$—	$—	$12,813,924
Preferred Stocks	1,331,202	—	—	1,331,202
Investment Funds	779,395	—	—	779,395
				$14,924,521

At September 30, 2014, an equity security valued at $82,739 was transferred from Level 2 to Level 1. Transfer from level 2 to 1 is due to the security price at September 30, 2014 which is based on a quoted price in an active market.

See accompanying Notes to Financial Statements.

61

Portfolio of Investments

Touchstone International Fixed Income Fund – September 30, 2014

Principal		Market
Amount		Value

	Sovereign Government Obligations — 64.8%

	New Zealand — 6.7%
700,000	New Zealand Government Bond
	(NZD), 6.000%, 4/15/15	$553,571
2,200,000	New Zealand Government Bond
	(NZD), 6.000%, 5/15/21	1,905,511
	Total New Zealand	2,459,082

	Brazil — 6.6%
1,000,000	Brazil Notas do Tesouro Nacional
	Serie B (BRL), 6.000%, 5/15/17	1,023,543
1,000,000	Brazil Notas do Tesouro Nacional
	Serie B (BRL), 6.000%, 8/15/22	1,016,093
1,000,000	Brazil Notas do Tesouro Nacional
	Serie F (BRL), 10.000%, 1/1/19	378,296
	Total Brazil	2,417,932

	Italy — 5.8%
500,000	Italy Buoni Poliennali Del Tesoro
	(EUR), 3.750%, 3/1/21	718,427
1,000,000	Italy Buoni Poliennali Del Tesoro
	(EUR), 4.750%, 5/1/17	1,398,179
	Total Italy	2,116,606

	Canada — 5.4%
400,000	Canada Government International
	Bond (EUR), 3.500%, 1/13/20	590,575
600,000	Canadian Government Bond (CAD),
	1.000%, 11/1/14	535,695
300,000	Canadian Government Bond (CAD),
	3.250%, 6/1/21	292,569
580,000	Canadian Government Bond (CAD),
	4.000%, 6/1/16	542,578
	Total Canada	1,961,417

	Mexico — 4.8%
9,430,000	Mexican Bonos, Ser M20 (MXN),
	5.000%, 6/15/17	712,861
9,000,000	Mexican Bonos, Ser M20 (MXN),
	6.500%, 6/9/22	693,748
3,500,000	Mexican Bonos, Ser M20 (MXN),
	10.000%, 12/5/24	336,491
	Total Mexico	1,743,100

	Spain — 4.7%
1,300,000	Spain Government Bond (EUR),
	2.100%, 4/30/17	1,710,664

	Ireland — 4.6%
250,000	Ireland Government Bond (EUR),
	3.400%, 3/18/24	363,453
360,000	Ireland Government Bond (EUR),
	4.500%, 4/18/20	547,961
450,000	Ireland Government Bond (EUR),
	5.400%, 3/13/25	757,133
	Total Ireland	1,668,547

	Portugal — 4.6%
700,000	Portugal Obrigacoes do Tesouro OT
	(EUR), 144a, 4.200%, 10/15/16	950,521
500,000	Portugal Obrigacoes do Tesouro OT
	(EUR), 144a, 4.750%, 6/14/19	716,494
	Total Portugal	1,667,015

	Australia — 4.3%
600,000	Australia Government Bond (AUD),
	4.750%, 6/15/16	544,141
1,000,000	Australia Government Bond (AUD),
	5.750%, 7/15/22	1,020,216
	Total Australia	1,564,357

	South Africa — 4.1%
2,000,000	South Africa Government Bond
	(ZAR), 6.750%, 3/31/21	167,018
15,000,000	South Africa Government Bond
	(ZAR), 8.000%, 12/21/18	1,351,359
	Total South Africa	1,518,377

	United Kingdom — 2.8%
250,000	United Kingdom Gilt (GBP),
	8.000%, 12/7/15	441,019
330,000	United Kingdom Gilt (GBP),
	3.750%, 9/7/19	585,382
	Total United Kingdom	1,026,401

	Sweden — 2.2%
5,600,000	Sweden Government Bond, Ser
	1049 (SEK), 4.500%, 8/12/15	804,826

	France — 1.9%
450,000	France Government Bond OAT
	(EUR), 3.750%, 4/25/21	683,642

	Japan — 1.5%
60,000,000	Japan Finance Organization for
	Municipalities (JPY),
	2.000%, 5/9/16	563,327

	Denmark — 1.4%
2,500,000	Denmark Government Bond (DKK),
	4.000%, 11/15/19	505,179

	Belgium — 1.2%
300,000	Belgium Government Bond (EUR),
	144a, 2.600%, 6/22/24	426,498

	Turkey — 1.1%
1,000,000	Turkey Government Bond (TRY),
	8.500%, 9/14/22	407,634

	Germany — 1.1%
300,000	Bundesrepublik Deutschland (EUR),
	1.500%, 9/4/22	404,790
	Total Sovereign Government Obligations	$23,649,394

62

Touchstone International Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6%

	Germany — 5.5%

	Financials — 5.5%
500,000	KFW (EUR), 3.375%, 1/18/21	$745,170
120,000,000	KFW (JPY), 2.050%, 2/16/26	1,269,119
	Total Germany	2,014,289

	United Kingdom — 4.3%

	Financials — 4.3%
200,000	HSBC Bank PLC (USD), 144a,
	1.500%, 5/15/18	197,235
300,000	LCR Finance PLC (GBP),
	4.500%, 12/7/28	568,952
300,000	Northern Rock Asset Management
	PLC (EUR), 3.875%, 11/16/20	450,214
250,000	Northern Rock Asset Management
	PLC (EUR), 4.125%, 3/27/17	346,115
	Total United Kingdom	1,562,516

	Jersey — 3.3%

	Financials — 2.5%
200,000	Derwent London Capital Jersey Ltd.
	(GBP), 2.750%, 7/15/16	404,637
200,000	Great Portland Estates Capital
	Jersey Ltd. (GBP),
	1.000%, 9/10/18	340,439
100,000	INTU Jersey Ltd, REIT. (GBP),
	2.500%, 10/4/18	169,328

	Industrials — 0.8%
200,000	Balfour Beatty Finance No.2 Ltd.
	(GBP), 1.875%, 12/3/18	276,729
	Total Jersey	1,191,133

	Supranational — 2.4%

	Financials — 2.4%

300,000	Asian Development Bank MTN
	(NOK), 2.000%, 8/29/17	47,091
37,000	European Investment Bank (GBP),
	6.000%, 12/7/28	80,537
40,000,000	European Investment Bank (JPY),
	1.900%, 1/26/26	414,041
2,200,000	Nordic Investment Bank (NOK),
	2.125%, 8/9/17	347,322
	Total Supranational	888,991

	France — 1.3%
	Financials — 1.3%
50,000,000	Caisse Francaise de Financement
	Local (JPY), 1.800%, 5/9/17	468,541

	Spain — 1.2%
	Consumer Discretionary — 0.9%
200,000	International Consolidated Airlines
	Group SA (EUR), 1.750%, 5/31/18	324,757

	Financials — 0.3%
100,000	Caixabank SA MTN (EUR),
	4.500%, 11/22/16	124,790
	Total Spain	449,547

	Ireland — 1.1%

	Financials — 1.1%
300,000	German Postal Pensions
	Securitisation PLC (EUR),
	3.375%, 1/18/16	394,995

	United Arab Emirates — 0.8%

	Financials — 0.8%

200,000	Aabar Investments PJSC (EUR),
	4.000%, 5/27/16	283,304

	Netherlands — 0.7%

	Industrials — 0.7%
250,000	Siemens Financieringsmaatschappij
	N.V. (USD), 1.050%, 8/16/17	269,625

	Cayman Islands — 0.7%

	Technology — 0.7%
2,000,000	ASM Pacific Technology Ltd. (HKD),
	2.000%, 3/28/19	266,908

	Italy — 0.7%

	Energy — 0.7%
200,000	Eni SpA (EUR), 0.250%, 11/30/15	255,088

	Hungary — 0.4%

	Financials — 0.4%
100,000	Magyar Nemzeti Vagyonkezelo Zrt
	(EUR), 3.375%, 4/2/19	131,194

	Australia — 0.2%

	Materials — 0.2%
100,000	Barminco Finance Pty Ltd. (USD),
	144a, 9.000%, 6/1/18	86,500
	Total Corporate Bonds	$8,262,631

63

Touchstone International Fixed Income Fund (Continued)

		Market
Shares		Value

	Investment Fund — 7.3%
2,670,624	Touchstone Institutional Money Market Fund, 0.01%^∞Ω	$2,670,624

	Total Investment Securities —94.7%
	(Cost $36,165,440)	$34,582,649

	Other Assets in Excess of
	Liabilities — 5.3%	1,925,905

	Net Assets — 100.0%	$36,508,554

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

AUD - Australian Dollar

BRL - Brazil Real

CAD - Canadian Dollar

CLP - Chilean Peso

CSK - Czechoslovakia Koruna

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

MTN - Medium Term Note

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLC - Public Limited Company

REIT - Real Estate Investment

SEK - Swedish Krona

TRY - Turkey Lira

USD - United States Dollar

ZAR - South African Rand

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $2,377,248 or 6.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Sovereign Government Obligations	$—	$23,649,394	$—	$23,649,394
Corporate Bonds	—	8,262,631	—	8,262,631
Investment Fund	2,670,624	—	—	2,670,624
				$34,582,649

Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$—	$1,682,933	$—	$1,682,933
Liabilities:
Forward Foreign Currency Contracts	—	(1,201,480)	—	(1,201,480)

* Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation).

64

Touchstone International Fixed Income Fund (Continued)

Forward Foreign Currency Exchange Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Expiration Date	Receive		Deliver		(Depreciation)
UBS AG	10/02/2014	BRL	2,179,639	EUR	703,972	$785
UBS AG	10/02/2014	BRL	2,161,950	EUR	700,000	(1,421)
UBS AG	10/02/2014	EUR	700,000	BRL	2,179,639	(5,802)
UBS AG	10/02/2014	EUR	698,259	BRL	2,161,950	(778)
UBS AG	10/14/2014	EUR	500,000	JPY	69,535,700	(2,494)
UBS AG	10/14/2014	EUR	1,408,000	USD	1,880,595	(102,044)
UBS AG	10/14/2014	GBP	584,314	USD	1,000,000	(52,861)
UBS AG	10/14/2014	JPY	832,404,000	USD	8,175,090	(584,572)
UBS AG	10/14/2014	JPY	319,813,500	USD	3,000,000	(83,688)
UBS AG	10/14/2014	JPY	262,091,000	USD	2,581,948	(191,995)
UBS AG	10/14/2014	JPY	165,652,000	USD	1,629,280	(118,734)
UBS AG	10/14/2014	USD	1,664,169	AUD	1,804,500	85,902
UBS AG	10/14/2014	USD	544,554	DKK	2,973,500	39,982
UBS AG	10/14/2014	USD	9,197,258	EUR	6,735,500	689,137
UBS AG	10/14/2014	USD	1,525,935	EUR	1,117,500	114,336
UBS AG	10/14/2014	USD	1,045,329	EUR	767,000	76,473
UBS AG	10/14/2014	USD	492,942	EUR	361,000	36,935
UBS AG	10/14/2014	USD	1,000,000	GBP	590,589	42,689
UBS AG	10/14/2014	USD	800,159	HKD	6,202,500	1,396
UBS AG	10/14/2014	USD	2,500,000	JPY	256,762,500	158,636
UBS AG	10/14/2014	USD	1,582,756	JPY	161,199,000	112,817
UBS AG	10/14/2014	USD	749,194	MXN	9,784,500	21,424
UBS AG	10/14/2014	USD	1,452,959	NZD	1,664,500	155,488
UBS AG	10/14/2014	USD	675,134	NZD	777,500	69,076
UBS AG	10/14/2014	USD	1,593,421	ZAR	17,414,500	53,729
UBS AG	10/14/2014	USD	192,556	ZAR	2,110,000	6,002
UBS AG	10/15/2014	CLP	410,960,000	AUD	800,000	(13,545)
UBS AG	10/15/2014	EUR	200,000	USD	270,912	(18,275)
UBS AG	12/02/2014	BRL	1,691,200	USD	700,000	(21,092)
UBS AG	12/02/2014	EUR	700,000	BRL	2,198,980	1,781
UBS AG	01/16/2015	JPY	65,000,000	NZD	773,971	(4,179)
UBS AG	01/16/2015	USD	700,000	CSK	14,976,500	11,026
UBS AG	01/16/2015	USD	700,000	JPY	76,097,000	5,319
						$481,453

See accompanying Notes to Financial Statements.

65

Portfolio of Investments

Touchstone Merger Arbitrage Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 86.0%

Financials — 22.3%

American Realty Capital Healthcare Trust, Inc. REIT	1,335,804	$13,999,225
Fortegra Financial Corp.*	602,533	5,959,051
Glimcher Realty Trust REIT	513,165	6,948,254
Hudson City Bancorp, Inc.†	1,514,600	14,721,912
National Interstate Corp.†	225,332	6,286,763
Nicholas Financial, Inc.	304,086	3,524,357
North Valley Bancorp*	246,188	5,312,737
NorthStar Asset Management Group, Inc.*	172,781	3,182,626
NorthStar Realty Finance Corp. REIT	172,781	3,053,040
OmniAmerican Bancorp, Inc.	474,775	12,339,402
Protective Life Corp.†	244,565	16,975,257
SWS Group, Inc.*	548,094	3,776,368
TF Financial Corp.	2,560	106,163
		96,185,155

Information Technology — 15.3%
Compuware Corp.†	618,000	6,556,980
Concur Technologies, Inc.*	75,755	9,607,249
International Rectifier Corp.*	237,300	9,311,652
Measurement Specialties, Inc.*	92,216	7,894,612
Peregrine Semiconductor Corp.*	162,430	2,009,259
Tokyo Electron Ltd. ADR	896,378	14,610,961
TriQuint Semiconductor, Inc.*†	826,380	15,759,067
		65,749,780

Consumer Discretionary — 12.5%
Bally Technologies, Inc.*	118,650	9,575,055
DIRECTV*†	121,905	10,547,221
Liberty Interactive Corp. - Class A*†	167,385	4,773,820
LIN Media LLC - Class A*	87,545	1,943,499
Outerwall, Inc.*†	106,035	5,948,564
Time Warner Cable, Inc.†	81,150	11,644,214
TRW Automotive Holdings Corp.*	93,930	9,510,412
		53,942,785

Industrials — 9.1%
Foster Wheeler AG (Switzerland)†	503,115	15,908,496
Pike Corp.*	177,201	2,106,920
URS Corp.	199,480	11,492,043
Vacon Oyj, (Finland)	225,000	9,577,130
		39,084,589

Health Care — 7.3%
Covidien PLC†	126,510	10,944,380
Medical Action Industries, Inc.*	631,941	8,708,147
Shire PLC ADR†	45,905	11,891,690
		31,544,217

Telecommunication Services — 5.8%
Enventis Corp.	10,725	194,980
tw telecom, Inc.*	236,699	9,849,045
Ziggo NV, (Netherlands)	320,000	14,990,971
		25,034,996

Materials — 4.5%
Ainsworth Lumber Co. Ltd., (Canada)*	3,500,000	8,469,128
Rockwood Holdings, Inc.	142,150	10,867,368
		19,336,496

Energy — 4.3%
Dresser-Rand Group, Inc.*	108,670	8,939,194
National Oilwell Varco, Inc.†	74,500	5,669,450
Noble Energy, Inc.†	54,205	3,705,454
		18,314,098

Utilities — 3.6%
Integrys Energy Group, Inc.	45,110	2,924,030
Pepco Holdings, Inc.†	477,255	12,771,344
		15,695,374

Consumer Staples — 1.3%
Safeway, Inc.†	164,005	5,625,372
Total Common Stocks		$370,512,862

Preferred Stock — 1.5%

Financials — 1.5%
GMAC Capital Trust I, 8.13%(A)	249,600	6,641,856

Principal
Amount

	Corporate Bonds — 8.5%

	Financials — 4.4%
$6,160,000	Cantor Fitzgerald LP, 144a,
	6.375%, 6/26/15	6,344,800
3,700,000	Nuveen Investments, Inc.,
	5.500%, 9/15/15	3,811,000
1,785,000	Omega Healthcare Investors, Inc.,
	6.750%, 10/15/22	1,896,562
3,845,000	PNC Preferred Funding Trust II, 144a,
	1.457%, 3/29/49(A)	3,696,006
3,000,000	Royal Bank of Scotland Group PLC,
	5.000%, 10/1/14	3,000,000
		18,748,368

	Energy — 1.9%
5,450,000	Kodiak Oil & Gas Corp.,
	8.125%, 12/1/19	5,845,125
1,628,000	Newfield Exploration Co.,
	7.125%, 5/15/18	1,671,346
700,000	Plains Exploration & Production Co.,
	8.625%, 10/15/19	734,196
		8,250,667

	Consumer Staples — 1.1%
4,650,000	US Foods, Inc., 8.500%, 6/30/19	4,930,163

	Industrials — 0.7%
2,725,000	Sealed Air Corp., 144a,
	8.125%, 9/15/19	2,943,000

66

Touchstone Merger Arbitrage Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 8.5% (Continued)

	Consumer Discretionary — 0.4%
$1,485,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, 8/15/20	$1,575,956
	Total Corporate Bonds	$36,448,154

	Shares
Exchange Traded Funds — 1.7%
PowerShares Senior Loan Portfolio†	206,030	5,002,408
SPDR Barclays Short Term High Yield Bond ETF†	76,105	2,277,823
Total Exchange Traded Funds		$7,280,231

Number
of
Contracts

Purchased Call Option — 0.0%
Ne1, Strike @ 40.00 Exp 01/15	971	4,855

	Shares

Investment Fund — 7.9%
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	34,031,031	34,031,031

Total Long Positions
(Cost $452,604,102)		$454,918,989

	Shares

Securities Sold Short —(34.8%)

Common Stocks — (34.3%)

Financials — (10.5%)

Hilltop Holdings, Inc.*	(136,905)	(2,744,945)
M&T Bank Corp.	(127,262)	(15,690,132)
National Penn Bancshares, Inc.	(6,483)	(62,950)
Southside Bancshares, Inc.	(211,705)	(7,039,191)
Trico Bancshares	(232,232)	(5,253,088)
Ventas, Inc., REIT	(202,777)	(12,562,035)
Washington Prime Group, Inc., REIT	(102,072)	(1,784,219)
		(45,136,560)

Information Technology — (7.4%)
Applied Materials, Inc.	(728,231)	(15,737,072)
RF Micro Devices, Inc.*	(1,384,186)	(15,973,506)
		(31,710,578)

Consumer Discretionary — (5.5%)
Comcast Corp. - Class A	(233,309)	(12,547,358)
Liberty Global PLC - Class A, (United Kingdom)*	(73,024)	(3,106,441)
Liberty Global PLC - Series C, (United Kingdom)*	(180,160)	(7,389,262)
Media General, Inc.*	(64,491)	$(845,477)
		(23,888,538)

Health Care — (3.4%)
AbbVie, Inc.	(123,395)	(7,127,295)
Medtronic, Inc.	(120,946)	(7,492,606)
		(14,619,901)

Telecommunication Services — (3.1%)
AT&T, Inc.	(158,477)	(5,584,729)
Consolidated Communications Holdings, Inc.	(7,994)	(200,250)
Level 3 Communications, Inc.*	(165,690)	(7,577,004)
		(13,361,983)

Energy — (1.9%)
AMEC PLC, (United Kingdom)	(451,624)	(8,082,889)

Industrials — (1.1%)
AECOM Technology Corp.*	(142,750)	(4,817,812)

Materials — (0.9%)
Albemarle Corp.	(68,277)	(4,021,515)

Utilities — (0.5%)
Wisconsin Energy Corp.	(50,855)	(2,186,765)

Total Common Stocks		$(147,826,541)

Exchange Traded Fund — (0.5%)
Energy Select Sector SPDR Fund	(22,351)	(2,025,448)

Total Securities Sold Short
(Proceeds $139,557,143)		$(149,851,989)

	Number
	of
	Contracts

Written Options — (0.1%)

Written Call Options — 0.0%
Ne1, Strike @ 45.00
Exp 01/15	(971)	(14,565)

Written Put Options — (0.1%)
Ne1, Strike @ 30.00
Exp 01/15	(971)	(679,700)
National Oilwell Varco, Inc.
Strike @ 60.00
Exp 01/15	(585)	(28,665)
		$(708,365)

Total Written Options
(Proceeds $597,434)		$(722,930)

67

Touchstone Merger Arbitrage Fund (Continued)

Market
Value

Total —70.7%	$304,344,070

Cash Collateral for Securities
Sold Short and Written Options — 29.5%	126,934,320

Liabilities in Excess of Other Assets — (0.2%)	(593,312)

Net Assets — 100.0%	$430,685,078

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of these securities are held as collateral for securities sold short and written options. The total value of the securities held as collateral as of September 30, 2014 was $165,186,342.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange Traded Funds

EUR - Euro

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $12,983,806 or 3.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$370,512,862	$—	$—	$370,512,862
Preferred Stock	6,641,856	—	—	6,641,856
Corporate Bonds	—	36,448,154	—	36,448,154
Exchange Traded Funds	7,280,231	—	—	7,280,231
Investment Fund	34,031,031	—	—	34,031,031
Purchased Options Equity Contracts	4,855	—	—	4,855
				$454,918,989
Liabilities:
Securities Sold Short
Common Stocks	(147,826,541)	—	—	(147,826,541)
Exchange Traded Fund	(2,025,448)	—	—	(2,025,448)
				$(149,851,989)
Other Financial Instruments**
Assets:
Forward Foreign Currency Contracts	$—	$508,348	$—	$508,348
Liabilities:
Written Options Equity Contracts	(722,930)	—	—	(722,930)

** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown for forward currency contracts represent unrealized appreciation.

68

Touchstone Merger Arbitrage Fund (Continued)

Transactions in written options for the year ended

September 30, 2014.

	Number of
	Contracts	Proceeds
Beginning of Period, September 30, 2013	100	$21,500
Call Options Written	1,506	493,047
Put Options Written	1,712	381,002
Call Options Closed	(585)	(285,454)
Put Options Expired	(206)	(12,661)
September 30, 2014	2,527	$597,434

Forward Foreign Currency Exchange Contracts

		Contract to				Unrealized
Counterparty	Expiration Date	Receive		Deliver		Appreciation
Brown Brothers Harriman	10/31/2014	USD	4,718,912	EUR	3,520,000	$272,022
Brown BrothersHarriman	12/31/2014	USD	9,905,220	EUR	7,650,000	236,326
						$508,348

See accompanying Notes to Financial Statements.

69

Portfolio of Investments

Touchstone Mid Cap Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 98.6%

Consumer Discretionary — 29.1%
Cabela's, Inc.*†	193,852	$11,417,883
CarMax, Inc.*	330,189	15,337,279
Deckers Outdoor Corp.*	145,460	14,135,803
Dollar Tree, Inc.*	421,930	23,657,615
Hasbro, Inc.	211,753	11,645,356
PulteGroup, Inc.	903,180	15,950,159
Service Corp. International	320,659	6,778,731
Tempur Sealy International, Inc.*	296,070	16,630,252
Whirlpool Corp.	95,921	13,970,894
		129,523,972

Information Technology — 14.5%
Amphenol Corp. - Class A	187,296	18,703,379
NetApp, Inc.	334,440	14,367,542
Paychex, Inc.	373,058	16,489,164
Symantec Corp.	647,130	15,214,026
		64,774,111

Consumer Staples — 12.3%
Brown-Forman Corp. - Class B	155,727	14,049,690
Energizer Holdings, Inc.	160,497	19,774,835
Lorillard, Inc.	229,988	13,778,581
Pricesmart, Inc.	81,823	7,007,322
		54,610,428

Industrials — 11.0%
Alliant Techsystems, Inc.	76,670	9,786,159
Cintas Corp.	352,105	24,855,092
Old Dominion Freight Line, Inc.*	202,385	14,296,476
		48,937,727

Financials — 10.7%
Alleghany Corp.*	42,483	17,764,266
M&T Bank Corp.†	151,871	18,724,176
MBIA, Inc.*	1,231,069	11,301,213
		47,789,655

Materials — 10.0%
Albemarle Corp.	233,372	13,745,611
NewMarket Corp.	54,940	20,933,239
Vulcan Materials Co.	166,575	10,032,812
		44,711,662

Energy — 6.8%
Atwood Oceanics, Inc.*	316,871	13,844,095
Kinder Morgan Management LLC*	176,054	16,575,499
		30,419,594

Health Care — 4.2%
Tenet Healthcare Corp.*	317,873	18,878,477
Total Common Stocks		$439,645,626

Investment Funds — 7.9%
Invesco Government & Agency
Portfolio, Institutional Class, 0.01%**∞Ω	30,511,526	30,511,526
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	4,902,428	4,902,428
Total Investment Funds		$35,413,954

Total Investment Securities —106.5%
(Cost $413,125,354)		$475,059,580

Liabilities in Excess of Other Assets — (6.5%)		(29,076,389)

Net Assets — 100.0%		$445,983,191

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $29,812,639.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

LLC - Limited Liability Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$439,645,626	$—	$—	$439,645,626
Investment Funds	35,413,954	—	—	35,413,954
				$475,059,580

See accompanying Notes to Financial Statements.

70

Portfolio of Investments

Touchstone Mid Cap Value Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 98.0%

Financials — 23.6%
Alexandria Real Estate Equities, Inc., REIT	74,656	$5,505,879
Allstate Corp. (The)	62,115	3,811,998
American Campus Communities, Inc., REIT	152,532	5,559,791
Ameriprise Financial, Inc.	38,429	4,741,370
Brixmor Property Group, Inc., REIT	205,135	4,566,305
Endurance Specialty Holdings Ltd.	76,582	4,225,795
Fifth Third Bancorp	305,740	6,120,915
Hancock Holding Co.	120,896	3,874,717
Hanover Insurance Group, Inc. (The)	76,779	4,715,766
Hartford Financial Services Group, Inc.	155,033	5,774,979
Host Hotels & Resorts, Inc., REIT	244,122	5,207,122
Investors Bancorp, Inc.	451,337	4,572,044
Reinsurance Group of America, Inc.	45,144	3,617,389
SunTrust Banks, Inc.	151,134	5,747,626
TCF Financial Corp.	302,210	4,693,321
Unum Group	155,841	5,357,814
Willis Group Holdings PLC	85,039	3,520,615
Zions Bancorporation	145,296	4,222,302
		85,835,748

Consumer Discretionary — 12.0%
American Eagle Outfitters, Inc.†	316,663	4,597,947
Bed Bath & Beyond, Inc.*	69,407	4,569,063
Cabela's, Inc.*†	99,080	5,835,811
Dollar General Corp.*	59,464	3,633,845
Harley-Davidson, Inc.	55,585	3,235,047
Hasbro, Inc.	68,818	3,784,646
Interpublic Group of Cos, Inc. (The)	174,092	3,189,365
Newell Rubbermaid, Inc.	144,892	4,985,734
PetSmart, Inc.	63,811	4,472,513
Sally Beauty Holdings, Inc.*	200,720	5,493,706
		43,797,677

Information Technology — 11.8%
Cadence Design Systems, Inc.*	338,448	5,824,690
Citrix Systems, Inc.*	82,243	5,867,216
Diebold, Inc.	85,661	3,025,547
Fidelity National Information Services, Inc.	106,370	5,988,631
IAC/InterActiveCorp.	68,634	4,522,981
Juniper Networks, Inc.	167,055	3,700,268
Microchip Technology, Inc.†	116,788	5,515,897
Solera Holdings, Inc.	36,121	2,035,780
Synopsys, Inc.*	166,305	6,601,477
		43,082,487

Industrials — 10.5%
Cintas Corp.	82,005	5,788,733
Clean Harbors, Inc.*	85,258	4,597,111
Dover Corp.	59,208	4,756,179
Fluor Corp.	57,870	3,865,137
Parker Hannifin Corp.	45,086	5,146,567
Regal-Beloit Corp.	64,630	4,152,478
Stanley Black & Decker, Inc.	64,849	5,757,943
Xylem, Inc.	110,778	3,931,511
		37,995,659

Health Care — 10.1%
AmerisourceBergen Corp.	53,520	4,137,095
CareFusion Corp.*	131,902	5,968,566
Charles River Laboratories International, Inc.*	86,550	5,170,497
Cooper Cos, Inc. (The)	37,002	5,763,062
DENTSPLY International, Inc.	96,911	4,419,142
Patterson Cos., Inc.	153,118	6,343,679
Quest Diagnostics, Inc.	81,797	4,963,442
		36,765,483

Consumer Staples — 8.9%
Coca-Cola Enterprises, Inc.	78,082	3,463,718
Darling International, Inc.*	172,247	3,155,565
Ingredion, Inc.	36,456	2,763,000
JM Smucker Co. (The)	63,269	6,262,998
Kroger Co. (The)	111,770	5,812,039
Molson Coors Brewing Co. - Class B	73,040	5,437,098
Sysco Corp.	145,770	5,531,972
		32,426,390

Utilities — 8.1%
AGL Resources, Inc.	97,649	5,013,300
Edison International	77,939	4,358,349
Great Plains Energy, Inc.	208,103	5,029,850
Portland General Electric Co.†	166,605	5,351,353
SCANA Corp.	85,616	4,247,410
Xcel Energy, Inc.	179,492	5,456,557
		29,456,819

Energy — 6.7%
EQT Corp.	57,719	5,283,597
Nabors Industries Ltd.	72,302	1,645,594
Newfield Exploration Co.*	88,661	3,286,663
Oasis Petroleum, Inc.*	98,699	4,126,605
Pioneer Natural Resources Co.	25,877	5,096,993
Range Resources Corp.	20,778	1,408,956
Spectra Energy Corp.	90,911	3,569,166
		24,417,574

Materials — 6.3%
Air Products & Chemicals, Inc.	32,603	4,244,259
Albemarle Corp.	89,988	5,300,293
Allegheny Technologies, Inc.	123,572	4,584,521
Greif, Inc. - Class A	69,600	3,049,175
Nucor Corp.	40,933	2,221,843
Silgan Holdings, Inc.	71,852	3,377,043
		22,777,134
Total Common Stocks		$356,554,971

Exchange Traded Fund — 0.5%
iShares Russell Midcap Value Index Fund∞	25,851	1,809,569

71

Touchstone Mid Cap Value Fund (Continued)

		Market
	Shares	Value

Investment Funds — 4.1%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%**∞Ω	10,356,915	$10,356,915
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	4,512,194	4,512,194
Total Investment Funds		$14,869,109

Total Investment Securities —102.6%
(Cost $338,773,120)		$373,233,649

Liabilities in Excess of Other Assets — (2.6)%		(9,539,007)

Net Assets — 100.0%		$363,694,642

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $10,091,629.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$356,554,971	$—	$—	$356,554,971
Exchanged Traded Fund	1,809,569	—	—	1,809,569
Investment Funds	14,869,109	—	—	14,869,109
				$373,233,649

See accompanying Notes to Financial Statements.

72

Portfolio of Investments

Touchstone Premium Yield Equity Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 96.6%

Energy — 19.7%
Ensco PLC- Class A (United Kingdom)	45,630	$1,884,975
Golar Lng Ltd. (Bermuda)	40,123	2,664,167
Kinder Morgan Management LLC*	3	292
Kinder Morgan, Inc. Delaware	284,930	10,924,216
LinnCo LLC	104,241	3,017,777
Pembina Pipeline Corp. (Canada)	55,071	2,320,692
Seadrill Ltd. (Bermuda)	73,101	1,956,183
Spectra Energy Corp.	128,237	5,034,585
Williams Cos., Inc. (The)	157,808	8,734,673
		36,537,560

Financials — 18.0%
Ares Capital Corp.	106,208	1,716,321
Bank of Montreal (Canada)	49,564	3,648,902
CME Group, Inc. IL	60,185	4,812,092
Digital Realty Trust, Inc., REIT	71,592	4,465,910
HCP, Inc., REIT	110,929	4,404,991
Hospitality Properties Trust, REIT	126,270	3,390,350
Omega Healthcare Investors, Inc., REIT	49,170	1,681,122
People's United Financial, Inc.	168,360	2,436,169
Senior Housing Properties Trust, REIT	71,592	1,497,705
Ventas, Inc., REIT	55,858	3,460,403
Weyerhaeuser Co., REIT	57,824	1,842,273
		33,356,238

Health Care — 16.4%
AbbVie, Inc.	68,839	3,976,141
Baxter International, Inc.	46,024	3,303,142
GlaxoSmithKline PLC, ADR	84,573	3,887,821
Johnson & Johnson	55,071	5,870,018
Merck & Co., Inc.	106,995	6,342,664
Novartis AG, ADR	40,910	3,850,858
Pfizer, Inc.	105,422	3,117,329
		30,347,973

Information Technology — 15.4%
Cisco Systems, Inc.	147,905	3,722,769
Intel Corp.	255,794	8,906,747
Maxim Integrated Products, Inc.	90,080	2,724,019
Microchip Technology, Inc.	90,474	4,273,087
Microsoft Corp.	112,895	5,233,812
Seagate Technology PLC (Ireland)	64,905	3,717,109
		28,577,543

Utilities — 10.3%
American Water Works Co., Inc.	139,251	6,716,076
NiSource, Inc.	119,189	4,884,365
ONE Gas, Inc.	28,282	968,658
ONEOK, Inc.	100,308	6,575,189
		19,144,288

Telecommunication Services — 5.4%
AT&T, Inc.	93,227	3,285,319
BCE, Inc. (Canada)	33,829	1,446,528
Verizon Communications, Inc.	44,450	2,222,056
Vodafone Group PLC, ADR	92,441	3,040,384
		9,994,287

Industrials — 5.1%
Eaton Corp. PLC (Ireland)	47,990	3,041,126
General Electric Co.	254,113	6,510,375
		9,551,501

Consumer Discretionary — 4.4%
Darden Restaurants, Inc.	63,725	3,279,288
Lamar Advertising Co.	71,986	3,545,310
Mattel, Inc.	44,450	1,362,392
		8,186,990

Materials — 1.9%
Potash Corp. of Saskatchewan, Inc. (Canada)	102,947	3,557,848
Total Common Stocks		$179,254,228

Investment Fund — 2.1%
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	3,920,442	3,920,442

Total Investment Securities —98.7%
(Cost $153,528,919)		$183,174,670

Other Assets in Excess of Liabilities — 1.3%		2,340,144

Net Assets — 100.0%		$185,514,814

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

73

Touchstone Premium Yield Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$179,254,228	$—	$—	$179,254,228
Investment Fund	3,920,442	—	—	3,920,442

				$183,174,670

See accompanying Notes to Financial Statements.

74

Portfolio of Investments

Touchstone Sands Capital Select Growth Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 96.3%

Information Technology — 38.0%
Adobe Systems, Inc.*	1,260,000	$87,179,400
Alibaba Group Holding Ltd. ADR*	957,244	85,051,129
ARM Holdings PLC ADR	3,895,000	170,172,550
ASML Holding NV†	1,554,000	153,566,280
Baidu, Inc. ADR*	1,286,000	280,643,780
Facebook, Inc. - Class A*	3,235,000	255,694,400
Google, Inc. - Class C*	220,000	127,019,200
Google, Inc. - Class A*	316,000	185,937,560
LinkedIn Corp. - Class A*	1,114,000	231,478,060
Salesforce.com, Inc.*	3,878,000	223,101,340
Splunk, Inc.*	2,504,000	138,621,440
Visa, Inc. - Class A	2,087,000	445,303,190
		2,383,768,329

Consumer Discretionary — 21.5%
Amazon.com, Inc.*	1,095,000	353,071,800
Chipotle Mexican Grill, Inc.*	402,000	267,969,180
Las Vegas Sands Corp.	2,447,000	152,227,870
NIKE, Inc. - Class B	2,636,000	235,131,200
Priceline Group, Inc. (The)*	191,000	221,288,780
Twenty-First Century Fox, Inc., Class A	3,398,000	116,517,420
		1,346,206,250

Health Care — 18.1%
Alexion Pharmaceuticals, Inc.*	1,067,000	176,929,940
athenahealth, Inc.*†	952,000	125,368,880
Biogen Idec, Inc.*	754,000	249,430,740
BioMarin Pharmaceutical, Inc.*	1,759,000	126,929,440
Cerner Corp.*	2,831,000	168,642,670
Regeneron Pharmaceuticals, Inc.*	798,000	287,694,960
		1,134,996,630

Energy — 10.6%
FMC Technologies, Inc.*	2,763,000	150,058,530
National Oilwell Varco, Inc.	2,151,000	163,691,100
Schlumberger Ltd. (Curacao)	1,974,000	200,736,060
Southwestern Energy Co.*	4,378,000	153,011,100
		667,496,790

Materials — 3.4%
Monsanto Co.	1,893,000	212,981,430

Financials — 2.8%
Charles Schwab Corp. (The)	5,861,000	172,254,790

Consumer Staples — 1.9%
Whole Foods Market, Inc.	3,173,000	120,923,030
Total Common Stocks		$6,038,627,249

Investment Funds — 6.1%
Invesco Government & Agency
Portfolio, Institutional Class, 0.01%**∞Ω	147,741,989	147,741,989
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	234,335,221	234,335,221
Total Investment Funds		$382,077,210

Total Investment Securities —102.4%
(Cost $4,201,693,980)		$6,420,704,459

Liabilities in Excess of Other Assets — (2.4%)		(151,634,850)

Net Assets — 100.0%		$6,269,069,609

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $143,412,285.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviation:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$6,038,627,249	$—	$—	$6,038,627,249
Investment Funds	382,077,210	—	—	382,077,210
				$6,420,704,459

See accompanying Notes to Financial Statements.

75

Portfolio of Investments

Touchstone Small Cap Core Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 98.6%

Consumer Discretionary — 26.3%

American Eagle Outfitters, Inc.†	693,219	$10,065,540
Cabela's, Inc.*†	600,266	35,355,667
Columbia Sportswear Co.†	496,662	17,770,566
Dana Holding Corp.	1,089,990	20,895,108
Deckers Outdoor Corp.*	337,550	32,803,109
Service Corp. International	1,943,970	41,095,526
Sturm Ruger & Co., Inc.†	362,782	17,663,856
Tempur Sealy International, Inc.*	568,380	31,925,905
		207,575,277

Financials — 20.1%

Alexander & Baldwin, Inc.	553,578	19,912,201
Corrections Corp. of America REIT	916,370	31,486,473
Eaton Vance Corp.	442,489	16,695,110
First Industrial Realty Trust, Inc. REIT	1,474,361	24,931,445
MBIA, Inc.*	1,737,434	15,949,644
Montpelier Re Holdings Ltd. (Bermuda)	567,952	17,657,628
Tejon Ranch Co.*	394,221	11,053,957
White Mountains Insurance Group Ltd. (Bermuda)	32,929	20,747,575
		158,434,033

Industrials — 19.3%

Alliant Techsystems, Inc.	192,660	24,591,122
Kaman Corp.	255,038	10,022,993
Matson, Inc.	582,945	14,591,113
MRC Global, Inc.*	874,130	20,384,712
Old Dominion Freight Line, Inc.*	805,754	56,918,463
Orbital Sciences Corp.*	605,780	16,840,683
Ritchie Bros Auctioneers, Inc. (Canada)†	411,285	9,208,671
		152,557,757

Materials — 14.3%

Albemarle Corp.	493,136	29,045,710
NewMarket Corp.	124,443	47,415,272
Olin Corp.	1,157,630	29,230,158
Tredegar Corp.	403,300	7,424,752
		113,115,892

Health Care — 5.6%

Tenet Healthcare Corp.*	738,857	43,880,717

Energy — 4.6%

Atwood Oceanics, Inc.*	604,016	26,389,459
Kinder Morgan Management LLC*	2	211
World Fuel Services Corp.	259,914	10,375,767
		36,765,437

Information Technology — 4.5%

Advent Software, Inc.	536,535	16,933,045
Conversant, Inc.*	546,315	18,711,289
		35,644,334

Consumer Staples — 3.9%

Pricesmart, Inc.	363,245	31,108,302
Total Common Stocks		$779,081,749

Warrants — 0.0%

Financials — 0.0%
Tejon Ranch Co., Expiration 08/31/16*	69,345	139,384

Investment Funds — 10.4%
Invesco Government & Agency
Portfolio, Institutional Class, 0.01%**∞Ω	71,468,812	71,468,812
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	10,288,621	10,288,621
Total Investment Funds		$81,757,433

Total Investment Securities —109.0%
(Cost $673,276,175)		$860,978,566

Liabilities in Excess of Other Assets — (9.0%)		(70,974,214)

Net Assets — 100.0%		$790,004,352

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $69,629,173.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

LLC- Limited Liability Company

REIT - Real Estate Investment Trust

76

Touchstone Small Cap Core Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$779,081,749	$—	$—	$779,081,749
Warrants	139,384	—	—	139,384
Investment Funds	81,757,433	—	—	81,757,433
				$860,978,566

See accompanying Notes to Financial Statements.

77

Portfolio of Investments

Touchstone Small Cap Value Fund – September 30, 2014

		Market
	Shares	Value

Common Stocks — 101.0%

Financials — 38.3%
Astoria Financial Corp.	84,770	$1,050,300
Brookline Bancorp, Inc.	146,850	1,255,568
Capitol Federal Financial, Inc.	98,647	1,166,008
Chemical Financial Corp.	46,460	1,249,309
Columbia Banking System, Inc.	44,100	1,094,121
CVB Financial Corp.	44,440	637,714
First Financial Bancorp	87,799	1,389,858
First Merchants Corp.	15,920	321,743
FNB Corp.	112,175	1,344,978
Hancock Holding Co.	49,783	1,595,545
Healthcare Realty Trust, Inc. REIT	31,500	745,920
Iberiabank Corp.	17,366	1,085,549
Infinity Property & Casualty Corp.	33,987	2,175,508
MB Financial, Inc.	35,180	973,782
National Bank Holdings Corp. - Class A	88,680	1,695,562
National Penn Bancshares, Inc.	141,775	1,376,635
New Residential Investment Corp., REIT	209,658	1,222,306
Northfield Bancorp, Inc.	33,570	457,223
Northwest Bancshares, Inc.	152,100	1,840,410
Old National Bancorp.	81,440	1,056,277
Susquehanna Bancshares, Inc.	108,530	1,085,300
Trustmark Corp.	33,700	776,280
Washington Federal, Inc.	34,065	693,563
Westamerica Bancorporation†	34,715	1,614,942
		27,904,401

Industrials — 20.7%
ABM Industries, Inc.	51,285	1,317,512
Acacia Research Corp.†	82,976	1,284,468
Astec Industries, Inc.	22,790	831,151
Briggs & Stratton Corp.	70,430	1,269,149
Forward Air Corp.	25,390	1,138,234
General Cable Corp.	35,670	537,904
Granite Construction, Inc.	60,480	1,923,869
Harsco Corp.	58,425	1,250,879
Herman Miller, Inc.	40,480	1,208,328
Knoll, Inc.	107,300	1,857,363
McGrath RentCorp	6,350	217,170
Resources Connection, Inc.	82,245	1,146,495
Simpson Manufacturing Co., Inc.	35,840	1,044,736
Watsco, Inc.	500	43,089
		15,070,347

Information Technology — 10.0%
ADTRAN, Inc.	59,950	1,230,774
Blackbaud, Inc.	55,950	2,198,276
Cohu, Inc.	64,046	766,631
Diebold, Inc.	31,875	1,125,825
Micrel, Inc.	109,121	1,312,726
Tessera Technologies, Inc.	25,255	671,278
		7,305,510

Consumer Discretionary — 7.5%
Abercrombie & Fitch Co. - Class A	3,500	127,189
Ethan Allen Interiors, Inc.	57,135	1,302,678
Guess?, Inc.	20,070	440,938
MDC Holdings, Inc.†	35,645	902,531
Meredith Corp.	27,575	1,180,210
Pier 1 Imports, Inc.	41,130	489,036
Sotheby's	4,570	163,240
Stage Stores, Inc.	49,010	838,561
		5,444,383

Consumer Staples — 6.8%
Dean Foods Co.†	168,215	2,228,849
Snyder's-Lance, Inc.	54,520	1,444,780
Universal Corp.†	28,730	1,275,325
		4,948,954

Materials — 6.5%
Greif, Inc. - Class A	26,280	1,151,327
Haynes International, Inc.	14,960	688,010
Kronos Worldwide, Inc.	146,740	2,022,077
Schnitzer Steel Industries, Inc.- Class A	37,425	900,071
		4,761,485

Energy — 6.0%
Gulfmark Offshore, Inc. - Class A	57,360	1,798,236
PBF Energy, Inc. - Class A	55,805	1,339,320
Tidewater, Inc.	22,950	895,738
Tsakos Energy Navigation Ltd. (Bermuda)	55,600	354,728
		4,388,022

Utilities — 3.2%
California Water Service Group	102,220	2,293,817

Health Care — 2.0%
Techne Corp.	15,765	1,474,816
Total Common Stocks		$73,591,735

Investment Funds — 9.4%
Invesco Government & Agency
Portfolio, Institutional Class, 0.01%**∞Ω	6,717,511	6,717,511
Touchstone Institutional Money Market Fund, 0.01%^∞Ω	126,728	126,728
Total Investment Funds		$6,844,239

Total Investment Securities —110.4%
(Cost $83,802,820)		80,435,974

Liabilities in Excess of Other Assets — (10.4%)		(7,566,415)

Net Assets — 100.0%		$72,869,559

78

Touchstone Small Cap Value Fund (Continued)

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $6,513,533.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$73,591,735	$—	$—	$73,591,735
Investment Funds	6,844,239	—	—	6,844,239
				$80,435,974

See accompanying Notes to Financial Statements.

79

Portfolio of Investments

Touchstone Total Return Bond Fund – September 30, 2014

Principal		Market
Amount		Value

	Corporate Bonds — 37.7%

	Industrials — 11.1%
$49,298	Astro Offshore Corp.,
	6.000%, 12/20/19	$52,356
82,892	Burlington Northern and Santa Fe
	Railway Co. 1998-C Pass Through
	Trust, 6.230%, 7/2/18	87,780
115,607	Burlington Northern and Santa Fe
	Railway Co. 2004-1 Pass Through
	Trust, 4.575%, 1/15/21	124,040
434,391	Burlington Northern and Santa Fe
	Railway Co. 2005-3 Pass Through
	Trust, 4.830%, 1/15/23	473,903
857,981	Burlington Northern and Santa Fe
	Railway Co. 2005-4 Pass Through
	Trust, 4.967%, 4/1/23	934,039
363,000	Canal Barge Co., Inc., 4.500%, 11/12/34	413,832
1,791,587	Continental Airlines 2000-2 Class A-1
	Pass Through Trust, 7.707%, 4/2/21	2,017,685
637,926	CSX Transportation, Inc.,
	6.251%, 1/15/23	751,157
1,243,549	Delta Air Lines 2010-2 Class A Pass
	Through Trust, 4.950%, 5/23/19	1,336,815
1,332,505	Federal Express Corp. 1998 Pass
	Through Trust, 6.845%, 1/15/19	1,479,080
345,756	Federal Express Corp. 1999 Pass
	Through Trust, 7.650%, 1/15/22	414,907
176,000	Matson Navigation Co., Inc.,
	5.337%, 9/4/28	196,298
1,027,000	Republic Services, Inc.,
	5.250%, 11/15/21	1,163,659
1,190,607	Southwest Airlines Co. 2007-1 Pass
	Through Trust, 6.150%, 8/1/22	1,367,412
135,930	Sterling Equipment, 6.125%, 9/28/19	150,903
83,696	Union Pacific Railroad Co. 2001 Pass
	Through Trust, 6.630%, 1/27/22	94,301
938,308	Union Pacific Railroad Co. 2003 Pass
	Through Trust, 4.698%, 1/2/24	1,023,536
533,801	Union Pacific Railroad Co. 2006 Pass
	Through Trust, 5.866%, 7/2/30	632,171
1,325,000	United Rentals North America, Inc.,
	5.750%, 11/15/24	1,341,562
1,587,000	Vessel Management Services, Inc.,
	5.125%, 4/16/35	1,814,350
		$15,869,786

	Financials — 11.0%
1,885,000	American Express Co.,
	2.650%, 12/2/22	1,817,207
1,216,000	Delphi Financial Group, Inc.,
	7.875%, 1/31/20	1,455,635
667,965	EJM Airport LLC, 6.271%, 5/15/20	756,135
2,000,000	Fishers Lane Associates LLC, 144a,
	3.666%, 8/5/30	1,966,312
1,350,000	Ford Motor Credit Co. LLC,
	4.375%, 8/6/23	1,414,723
1,604,000	General Electric Capital Corp. MTN,
	5.625%, 5/1/18	1,813,385
1,500,000	Provident Cos., Inc., 7.000%, 7/15/18	1,726,221
1,000,000	Torchmark Corp., 3.800%, 9/15/22	1,024,995
2,000,000	USB Capital IX, 3.500%, 10/29/49(A)	1,700,000
2,000,000	Wachovia Capital Trust III,
	5.570%, 3/29/49(A)	1,937,500
		$15,612,113

	Utilities — 7.5%
1,576,966	Bruce Mansfield Unit, 6.850%, 6/1/34	1,729,989
450,000	California Water Service Co.,
	5.500%, 12/1/40	546,035
800,000	Commonwealth Edison Co.,
	5.900%, 3/15/36	999,630
1,780,000	Dominion Resources, Inc.,
	2.533%, 9/30/66(A)	1,645,334
1,700,000	Entergy Louisiana LLC,
	4.440%, 1/15/26	1,848,226
2,000,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	2,000,000
1,800,000	South Carolina Electric & Gas Co.,
	4.600%, 6/15/43	1,893,285
		$10,662,499

	Energy — 3.2%
1,253,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20	1,382,059
1,551,000	Petrobras International Finance Co. -
	Pifco, 3.500%, 2/6/17	1,577,956
1,500,000	Petroleos Mexicanos (Mexico),
	4.875%, 1/24/22	1,593,750
		$4,553,765

	Consumer Staples — 2.1%
1,225,308	American Airlines 2011-1 Class B Pass
	Through Trust, 144a,
	7.000%, 1/31/18	1,311,080
1,475,671	CVS Pass-Through Trust,
	6.036%, 12/10/28	1,706,626
		$3,017,706

	Telecommunication Services — 1.2%
1,500,000	Verizon Communications, Inc.,
	6.000%, 4/1/41	1,747,260

	Transportation — 0.8%
1,056,000	Totem Ocean Trailer Express, Inc.,
	6.365%, 4/15/28	1,199,183

	Health Care — 0.8%
1,075,000	HCA, Inc., 7.250%, 9/15/20	1,128,750
	Total Corporate Bonds	$53,791,062

80

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 21.3%
$1,319,633	321 Henderson Receivables I LLC, Ser
	2012-1A, Class A, 144a,
	4.210%, 2/16/65	$1,387,813
1,264,517	321 Henderson Receivables I LLC, Ser
	2012-2A, Class A, 144a,
	3.840%, 10/15/59	1,292,835
575,000	FPL Recovery Funding LLC, Ser
	2007-A, Class A4, 5.256%, 8/1/21	629,946
1,325,000	JCP&L Transition Funding LLC, Ser
	2006-A, Class A4, 5.610%, 6/5/23	1,523,231
55,213	Small Business Administration
	Participation Certificates, Ser
	2001-20A, Class 1, 6.290%, 1/1/21	59,511
283,117	Small Business Administration
	Participation Certificates, Ser
	2002-20H, Class 1, 5.310%, 8/1/22	303,760
268,362	Small Business Administration
	Participation Certificates, Ser
	2003-20B, Class 1, 4.840%, 2/1/23	287,509
88,289	Small Business Administration
	Participation Certificates, Ser
	2003-20D, Class 1, 4.760%, 4/1/23	94,643
68,210	Small Business Administration
	Participation Certificates, Ser
	2004-20D, Class 1, 4.770%, 4/1/24	72,094
581,748	Small Business Administration
	Participation Certificates, Ser
	2004-20K, Class 1, 4.880%, 11/1/24	623,809
27,691	Small Business Administration
	Participation Certificates, Ser
	2005-10E, Class 1, 4.540%, 9/1/15	28,102
327,828	Small Business Administration
	Participation Certificates, Ser
	2005-20B, Class 1, 4.625%, 2/1/25	346,087
301,876	Small Business Administration
	Participation Certificates, Ser
	2005-20H, Class 1, 5.110%, 8/1/25	326,152
1,473,643	Small Business Administration
	Participation Certificates, Ser
	2006-20B, Class 1, 5.350%, 2/1/26	1,584,679
525,591	Small Business Administration
	Participation Certificates, Ser
	2006-20H, Class 1, 5.700%, 8/1/26	580,297
1,293,788	Small Business Administration
	Participation Certificates, Ser
	2006-20K, Class 1, 5.360%, 11/1/26	1,393,579
997,724	Small Business Administration
	Participation Certificates, Ser
	2006-20L, Class 1, 5.120%, 12/1/26	1,082,030
1,125,857	Small Business Administration
	Participation Certificates, Ser
	2007-20A, Class 1, 5.320%, 1/1/27	1,247,313
1,441,190	Small Business Administration
	Participation Certificates, Ser
	2007-20E, Class 1, 5.310%, 5/1/27	1,596,635
572,393	Small Business Administration
	Participation Certificates, Ser
	2007-20F, Class 1, 5.710%, 6/1/27	637,678
1,300,114	Small Business Administration
	Participation Certificates, Ser
	2007-20L, Class 1, 5.290%, 12/1/27	1,440,075
771,607	Small Business Administration
	Participation Certificates, Ser
	2008-20A, Class 1, 5.170%, 1/1/28	847,104
930,966	Small Business Administration
	Participation Certificates, Ser
	2008-20K, Class 1, 6.770%, 11/1/28	1,058,151
1,099,818	Small Business Administration
	Participation Certificates, Ser
	2009-20B, Class 1, 4.760%, 2/1/29	1,207,898
1,094,960	Small Business Administration
	Participation Certificates, Ser
	2009-20C, Class 1, 4.660%, 3/1/29	1,200,589
295,124	Small Business Administration
	Participation Certificates, Ser
	2009-20D, Class 1, 4.310%, 4/1/29	317,518
1,419,613	Small Business Administration
	Participation Certificates, Ser
	2009-20E, Class 1, 4.430%, 5/1/29	1,529,247
945,986	Small Business Administration
	Participation Certificates, Ser
	2009-20F, Class 1, 4.950%, 6/1/29	1,046,123
1,431,483	Small Business Administration
	Participation Certificates, Ser
	2009-20J, Class 1, 3.920%, 10/1/29	1,499,071
1,375,891	Small Business Administration
	Participation Certificates, Ser
	2010-20F, Class 1, 3.880%, 6/1/30	1,455,958
2,071,719	Small Business Administration
	Participation Certificates, Ser
	2010-20I, Class 1, 3.210%, 9/1/30	2,115,751
1,566,624	Small Business Administration
	Participation Certificates, Ser
	2012-10C, Class 1, 1.240%, 5/1/22	1,526,580
	Total Asset-Backed Securities	$30,341,768

	U.S. Government Mortgage-Backed Obligations — 15.9%
350,107	FHLMC, Pool #A89148,
	4.000%, 10/1/39	369,098
225,034	FNMA, Pool #465711, 4.680%, 8/1/28	251,242
1,619,828	FNMA, Pool #469616, 3.500%, 11/1/21	1,701,480
1,700,000	FNMA, Pool #469667, 3.540%, 12/1/21	1,788,906
116,138	FNMA, Pool #874210, 5.260%, 1/1/25	134,512
107,895	FNMA, Pool #888829, 5.832%, 6/1/37	124,079
170,159	FNMA, Pool #958736, 4.940%, 5/1/19	188,831
284,571	FNMA, Pool #AB1152, 4.000%, 6/1/25	303,751
438,744	FNMA, Pool #AD0101, 4.880%, 7/1/19	487,790
422,190	FNMA, Pool #AD0166, 4.864%, 8/1/19	469,651
151,104	FNMA, Pool #AD0342, 4.670%, 10/1/19	164,945
447,380	FNMA, Pool #AD0786, 4.501%, 1/1/20	488,364
520,650	FNMA, Pool #AD0910, 4.603%, 4/1/20	573,000

81

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 15.9% (Continued)
$89,215	FNMA, Pool #AD1608, 4.000%, 2/1/25	$95,177
542,970	FNMA, Pool #AE0209, 4.331%, 6/1/20	592,971
1,399,169	FNMA, Pool #AE0446, 4.085%, 9/1/20	1,513,386
781,982	FNMA, Pool #AE2771, 3.500%, 8/1/26	825,138
521,851	FNMA, Pool #AE8886, 3.500%, 12/1/25	549,165
325,237	FNMA, Pool #AH1519, 3.500%, 12/1/25	342,628
362,623	FNMA, Pool #AH8854, 4.500%, 4/1/41	392,563
585,307	FNMA, Pool #AI1856, 4.500%, 5/1/41	637,446
323,870	FNMA, Pool #AL0247, 4.000%, 4/1/41	343,453
1,961,282	FNMA, Pool #AM0566, 1.940%, 9/1/19	1,946,420
1,366,879	FNMA, Pool #AT0924, 2.000%, 3/1/28	1,328,994
1,720,307	GNMA, Pool #5276, 3.000%, 1/20/27	1,793,940
1,986,943	GNMA, Pool #710077, 4.700%, 5/20/61	2,141,813
350,032	GNMA, Pool #751408, 4.826%, 6/20/61	386,202
784,358	GNMA, Pool #751409, 4.626%, 7/20/61	845,657
463,881	GNMA, Pool #752631,
	4.500%, 10/20/40	509,515
712,977	GNMA, Pool #756686, 4.697%, 9/20/61	772,061
536,118	GNMA, Pool #757327, 4.295%, 7/20/61	576,119
	Total U.S. Government Mortgage-Backed Obligations	$22,638,297

	Agency Collateralized Mortgage Obligations — 7.3%
1,000,000	FREMF Mortgage Trust, Ser 2011-K702,
	Class B, 144a, 4.936%, 4/25/44(A)	1,063,704
1,000,000	FREMF Mortgage Trust, Ser 2012-K19,
	Class B, 144a, 4.176%, 5/25/45(A)	1,025,885
1,035,000	FREMF Mortgage Trust, Ser 2012-K710,
	Class B, 144a, 3.949%, 6/25/47(A)	1,062,090
34,417	GNMA, Ser 2009-86, Class A,
	3.536%, 9/16/35	34,678
219,159	GNMA, Ser 2010-49, Class A,
	2.870%, 3/16/51	221,077
648,096	GNMA, Ser 2011-1, Class B,
	4.344%, 6/16/41(A)	659,286
931,321	GNMA, Ser 2011-147, Class A,
	2.174%, 7/16/38	932,827
716,466	GNMA, Ser 2011-31, Class A,
	2.210%, 12/16/35	720,432
242,290	GNMA, Ser 2011-47, Class A,
	2.070%, 4/16/32	242,539
437,224	GNMA, Ser 2012-22, Class AB,
	1.661%, 3/16/33	437,516
2,336,296	GNMA, Ser 2012-53, Class AC,
	2.381%, 12/16/43	2,296,892
1,685,765	GNMA, Ser 2013-40, Class AC,
	1.584%, 1/16/46	1,644,116
	Total Agency Collateralized Mortgage Obligations	$10,341,042

	Commercial Mortgage-Backed Securities — 4.7%
1,675,000	Citigroup Commercial Mortgage Trust,
	Ser 2007-C6, Class A4,
	5.899%, 12/10/49(A)	1,837,458
505,000	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2006-CD3,
	Class AJ, 5.688%, 10/15/48	484,621
1,190,750	Commercial Mortgage Trust, Ser
	2005-GG5, Class A5,
	5.224%, 4/10/37(A)	1,219,454
1,292,432	GS Mortgage Securities Corp. II, Ser
	2007-GG10, Class A4,
	5.991%, 8/10/45(A)	1,411,466
200,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP4, Class AM,
	4.999%, 10/15/42(A)	206,315
92,607	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2006-CB17, Class A3,
	5.450%, 12/12/43	92,471
1,400,000	ML-CFC Commercial Mortgage Trust,
	Ser 2006-3, Class AM,
	5.456%, 7/12/46(A)	1,498,896
	Total Commercial Mortgage-Backed Securities	$6,750,681

	Municipal Bonds — 4.7%

	California — 0.9%
1,264,102	CA State HFA Residential Mortgage
	Rev, Ser A, 2.900%, 2/1/42	1,252,156

	Florida — 1.0%
1,447,081	FL State HFC Rev, Homeownership
	Mortgage Special Project,
	2.800%, 7/1/41	1,411,396

	Missouri — 1.0%
1,420,000	MO State Housing Development
	Commission, Special
	Homeownership Loan Program, Ser
	C, 2.650%, 11/1/40	1,368,198

	Texas — 0.9%
1,325,000	TX State Dept of Housing, Ser A,
	2.800%, 3/1/36	1,302,422

	Virginia — 0.9%
1,397,536	VA State Housing Development
	Authority, Pass Thru Ser C,
	2.750%, 4/25/42	1,323,900
	Total Municipal Bonds	$6,658,072

	U.S. Treasury Obligations — 2.6%
3,385,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/40#	1,478,724
5,650,000	U.S. Treasury Strip, Principal,
	0.000%, 5/15/43#	2,175,137
	Total U.S. Treasury Obligations	$3,653,861

82

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Agency Obligations — 1.4%
$24,128	FHA USGI, 7.430%, 8/1/23	$24,128
26,405	Small Business Administration
	Participation Certificates,
	6.150%, 2/1/18	27,546
104,685	Small Business Administration
	Participation Certificates, Ser
	2001-20K, Class 1, 5.340%, 11/1/21	112,260
1,650,000	Tennessee Valley Authority,
	4.650%, 6/15/35	1,856,562
	Total U.S. Government Agency Obligations	$2,020,496

	Sovereign Government Obligations — 1.3%
4,878	Ecuador Government AID Bond,
	7.050%, 5/1/15	4,982
1,505,000	Israel Government AID Bond,
	5.500%, 9/18/33	1,916,070
	Total Sovereign Government Obligations	$1,921,052

Shares

	Investment Fund — 2.3%
3,288,138	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	3,288,138

	Total Investment Securities —99.2%
	(Cost $140,095,792)	$141,404,469

	Other Assets in Excess of
	Liabilities — 0.8%	1,174,063

	Net Assets — 100.0%	$142,578,532

#	Strip Security - Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

AID - Agency for International Development

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FREMF - Finnish Real Estate Management Federation

GNMA - Government National Mortgage Association

HFA - Housing Finance Authority/Agency

HFC - Housing Finance Corporation

LLC - Limited Liability Company

MTN - Medium Term Note

144a -	This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $9,109,719 or 6.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

83

Touchstone Total Return Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$53,791,062	$—	$53,791,062
Asset-Backed Securities	—	30,341,768	—	30,341,768
U.S. Government Mortgage-Backed Obligations	—	22,638,297	—	22,638,297
Agency Collateralized Mortgage Obligations	—	10,341,042	—	10,341,042
Commercial Mortgage-Backed Securities	—	6,750,681	—	6,750,681
Municipal Bonds	—	6,658,072	—	6,658,072
U.S. Treasury Obligations	—	3,653,861	—	3,653,861
U.S. Government Agency Obligations	—	2,020,496	—	2,020,496
Sovereign Government Obligations	—	1,921,052	—	1,921,052
Investment Fund	3,288,138	—	—	3,288,138
				$141,404,469

See accompanying Notes to Financial Statements.

84

Portfolio of Investments

Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2014

Principal		Market
Amount		Value

	Corporate Bonds — 26.1%

	Financials — 9.5%
$3,750,000	Arden Realty LP, 5.250%, 3/1/15	$3,779,032
4,700,000	Bank of America Corp.,
	5.000%, 1/15/15	4,760,860
540,000	Bank of Montreal MTN,
	0.800%, 11/6/15	541,489
2,200,000	Bank of Nova Scotia (The),
	2.050%, 10/7/15	2,235,268
1,750,000	Canadian Imperial Bank of
	Commerce/Canada,
	2.350%, 12/11/15	1,785,136
4,800,000	Credit Suisse/New York (Switzerland)
	MTN, 0.725%, 5/26/17(A)	4,816,339
5,200,000	Duke Realty LP, 7.375%, 2/15/15	5,327,535
5,150,000	Ford Motor Credit Co. LLC,
	1.483%, 5/9/16(A)	5,220,684
4,653,000	General Electric Capital Corp.,
	1.000%, 12/11/15	4,678,447
2,015,000	General Electric Capital Corp.,
	2.250%, 11/9/15	2,050,466
9,500,000	JPMorgan Chase & Co.,
	2.600%, 1/15/16	9,701,628
2,300,000	JPMorgan Chase & Co., 4.750%, 3/1/15	2,341,354
7,200,000	Kayne Anderson MLP Investment Co.,
	1.484%, 8/19/16(A)	7,213,327
555,000	KeyBank NA/Cleveland OH,
	7.413%, 5/6/15	577,232
1,000,000	Mack-Cali Realty LP, REIT,
	5.125%, 1/15/15	1,012,299
600,000	Mellon Funding Corp.,
	5.000%, 12/1/14	604,747
3,000,000	MetLife Institutional Funding II, 144a,
	0.602%, 1/6/15(A)	3,002,910
1,450,000	Morgan Stanley, 4.200%, 11/20/14	1,450,851
1,000,000	Morgan Stanley, 5.375%, 10/15/15	1,047,292
1,000,000	Morgan Stanley MTN, 4.100%, 1/26/15	1,011,259
337,500	Prudential Covered Trust, 144a,
	2.997%, 9/30/15	344,517
2,000,000	Royal Bank of Canada MTN,
	0.850%, 3/8/16	2,001,836
840,000	Royal Bank of Canada MTN,
	2.625%, 12/15/15	859,887
775,000	SunTrust Bank/Atlanta GA,
	0.535%, 4/1/15(A)	774,885
500,000	UBS AG/Stamford CT (Switzerland),
	3.875%, 1/15/15	505,218
500,000	Vornado Realty LP, 4.250%, 4/1/15	504,578
143,020	WHC-IRS Trust, 6.980%, 5/15/15	145,594
		68,294,670

	Utilities — 4.0%
3,500,000	AGL Capital Corp., 4.950%, 1/15/15	3,542,266
600,000	Alabama Power Co., 0.550%, 10/15/15	599,743
5,000,000	Alliant Energy Corp., 4.000%, 10/15/14	5,006,005
1,000,000	Niagara Mohawk Power Corp., 144a,
	3.553%, 10/1/14	999,999
1,100,000	OGE Energy Corp., 5.000%, 11/15/14	1,104,513
3,700,000	Oncor Electric Delivery Co. LLC,
	6.375%, 1/15/15	3,760,695
7,290,000	Scottish Power Ltd. (United Kingdom),
	5.375%, 3/15/15	7,438,439
3,120,000	Southern Power Co., 4.875%, 7/15/15	3,227,219
2,879,000	Trans-Allegheny Interstate Line Co.,
	144a, 4.000%, 1/15/15	2,906,307
		28,585,186

	Energy — 3.6%
4,300,000	Continental Resources, Inc./OK,
	7.125%, 4/1/21	4,767,625
1,900,000	Enterprise Products Operating LLC,
	5.600%, 10/15/14	1,903,591
6,900,000	Nexen Energy ULC, 5.200%, 3/10/15	7,042,147
2,400,000	PC Financial Partnership,
	5.000%, 11/15/14	2,413,097
2,000,000	Petrobras Global Finance BV,
	3.250%, 3/17/17	2,023,940
4,253,000	Petrobras International Finance Co.
	(Cayman Islands), 2.875%, 2/6/15	4,279,241
3,176,000	Plains Exploration & Production Co.,
	6.625%, 5/1/21	3,477,720
		25,907,361

	Materials — 2.9%
1,000,000	EI du Pont DE Nemours & Co.,
	2.750%, 4/1/16	1,031,307
1,900,000	Glencore Canada Corp.,
	6.000%, 10/15/15	1,992,709
3,300,000	Rio Tinto Finance USA PLC (United
	Kingdom), 1.075%, 6/17/16(A)	3,331,040
2,600,000	Vale Overseas Ltd. (Cayman Islands),
	6.250%, 1/11/16	2,760,498
4,500,000	Xstrata Finance Canada Ltd., 144a,
	2.050%, 10/23/15	4,550,296
4,800,000	Xstrata Finance Canada Ltd., 144a,
	5.800%, 11/15/16	5,227,632
1,800,000	Yara International ASA (Norway), 144a,
	5.250%, 12/15/14	1,816,708
		20,710,190

	Consumer Discretionary — 2.5%
5,675,000	Daimler Finance North America LLC,
	144a, 1.650%, 4/10/15	5,708,176
8,000,000	SABMiller Holdings, Inc., 144a,
	1.850%, 1/15/15	8,031,384
4,500,000	Toyota Motor Credit Corp. MTN,
	0.750%, 3/3/17(B)	4,469,454
		18,209,014

	Industrials — 1.2%
7,642,000	Dun & Bradstreet Corp. (The),
	3.250%, 12/1/17	7,901,262
300,000	Equifax, Inc., 4.450%, 12/1/14	300,440
45,009	Petrodrill Five Ltd. ((Virgin Islands),
	4.390%, 4/15/16	46,114

85

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 26.1% (Continued)

	Industrials — (Continued)
$43,763	Petrodrill Four Ltd. (Virgin Islands),
	4.240%, 1/15/16	$44,627
		8,292,443

	Health Care — 1.1%
4,800,000	Amgen, Inc., 0.615%, 5/22/17(A)	4,811,270
3,200,000	Ventas Realty LP, 1.550%, 9/26/16	3,221,994
		8,033,264

	Telecommunication Services — 0.9%
5,500,000	America Movil SAB DE CV,
	2.375%, 9/8/16	5,617,535
62,500	BellSouth Telecommunications, Inc.,
	6.300%, 12/15/15	62,904
600,000	SBA Tower Trust, 144a,
	4.254%, 4/15/15	611,194
		6,291,633

	Information Technology — 0.4%
3,198,000	Amphenol Corp., 4.750%, 11/15/14	3,213,840
	Total Corporate Bonds	$187,537,601

	Asset-Backed Securities — 33.7%
6,000,000	Ally Auto Receivables, Ser 2012-1,
	Class B, 144a, 1.840%, 11/15/16	6,053,448
630,000	Ally Auto Receivables Trust, Ser
	2010-5, Class B, 144a,
	2.450%, 6/15/16	631,596
5,445,000	Ally Auto Receivables Trust, Ser
	2011-2, Class D, 144a,
	3.380%, 9/15/17	5,476,140
2,200,000	Ally Auto Receivables Trust, Ser
	2012-2, Class C, 144a,
	2.260%, 7/16/18	2,228,743
6,506,378	Ally Auto Receivables Trust, Ser
	2013-SN1, Class A3,
	0.720%, 5/20/16	6,511,128
1,747,320	American Credit Acceptance
	Receivables Trust, Ser 2012-3, Class
	A, 144a, 1.640%, 11/15/16	1,749,924
1,700,000	AmeriCredit Automobile Receivables,
	Ser 2010-4, Class D, 4.200%, 11/8/16	1,726,398
2,690,744	AmeriCredit Automobile Receivables,
	Ser 2011-2, Class C,
	3.190%, 10/12/16	2,708,688
627,064	AmeriCredit Automobile Receivables
	Trust, Ser 2010-3, Class C,
	3.340%, 4/8/16	630,673
4,765,299	AmeriCredit Automobile Receivables
	Trust, Ser 2011-1, Class C,
	2.850%, 8/8/16	4,790,011
42,107	AmeriCredit Automobile Receivables
	Trust, Ser 2011-3, Class B,
	2.280%, 6/8/16	42,124
3,063,273	AmeriCredit Automobile Receivables
	Trust, Ser 2011-4, Class B,
	2.260%, 9/8/16	3,071,106
3,000,000	AmeriCredit Automobile Receivables
	Trust, Ser 2011-5, Class C,
	3.440%, 10/8/17	3,065,088
285,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-1, Class B,
	1.730%, 2/8/17	285,949
1,720,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-2, Class B,
	1.780%, 3/8/17	1,729,723
343,959	AmeriCredit Automobile Receivables
	Trust, Ser 2012-3, Class A3,
	0.960%, 1/9/17	344,356
1,325,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-3, Class B,
	1.590%, 7/10/17	1,332,843
469,023	AmeriCredit Automobile Receivables
	Trust, Ser 2012-4, Class A3,
	0.670%, 6/8/17	469,242
7,000,000	Ammc Vii Ltd., Ser 2006-7A, Class B,
	144a, 0.604%, 12/19/19(A)	6,998,040
967,372	Ascentium Equipment Receivables
	LLC, Ser 2012-1A, Class A, 144a,
	1.830%, 9/15/19	967,116
5,750,000	Ascentium Equipment Receivables
	LLC, Ser 2014-1A, Class A2, 144a,
	1.040%, 1/10/17	5,751,363
3,046,639	AXIS Equipment Finance Receivables
	II LLC, Ser 2013-1A, Class A, 144a,
	1.750%, 3/20/17	3,046,465
7,535,952	Bayview Financial Acquisition Trust,
	Ser 2004-D, Class M1,
	0.782%, 8/28/44(A)	7,530,021
1,679,317	California Republic Auto Receivables
	Trust, Ser 2012-1, Class A, 144a,
	1.180%, 8/15/17	1,686,168
585,000	Capital Auto Receivables Asset Trust,
	Ser 2013-1, Class A3,
	0.790%, 6/20/17	585,846
81,281	CarMax Auto Owner Trust, Ser 2012-1,
	Class A3, 0.890%, 9/15/16	81,416
1,291,912	CarNow Auto Receivables Trust, Ser
	2013-1A, Class A, 144a,
	1.160%, 10/16/17	1,292,309
3,800,000	Carnow Auto Receivables Trust, Ser
	2014-1A, Class A, 144a,
	0.960%, 1/17/17	3,798,887
3,734,999	CFC 2012-1 LLC, Ser 2014-1A, Class A,
	144a, 1.460%, 12/17/18	3,741,583
1,457,133	CFC 2013-1 LLC, Ser 2013-1A, Class A,
	144a, 1.650%, 7/17/17	1,460,507
6,523,557	CFC 2013-2 LLC, Ser 2013-2A, Class A,
	144a, 1.750%, 11/15/17	6,546,507

86

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 33.7% (Continued)
$83,548	CNH Equipment Trust, Ser 2011-C,
	Class A3, 1.190%, 12/15/16	$83,614
77,351	College & University Facility Loan
	Trust, Ser 2 Class D, 4.000%, 6/1/18	77,971
1,298,467	Countrywide Asset-Backed
	Certificates, Ser 2005-6, Class M1,
	0.645%, 12/25/35(A)	1,292,920
2,300,000	Dell Equipment Finance Trust, Ser
	2014-1, Class B, 144a,
	1.360%, 6/22/20	2,298,684
5,747,105	DT Auto Owner Trust, Ser 2013-2A,
	Class A, 144a, 0.810%, 9/15/16	5,750,525
151,413	Entergy Texas Restoration Funding
	LLC, Ser 2009-A, Class A1,
	2.120%, 2/1/16	152,229
3,051,601	Exeter Automobile Receivables Trust,
	Ser 2013-1A, Class A, 144a,
	1.290%, 10/16/17	3,056,484
1,652,400	Exeter Automobile Receivables Trust,
	Ser 2013-2A, Class A, 144a,
	1.490%, 11/15/17	1,657,905
3,262,376	Exeter Automobile Receivables Trust,
	Ser 2014-2A, Class A, 144a,
	1.060%, 8/15/18	3,263,120
1,938,396	Fairway Loan Funding Co., Ser
	2006-1A, Class A2L, 144a,
	0.603%, 10/17/18(A)	1,936,417
3,630,055	First Investors Auto Owner Trust, Ser
	2013-3A, Class A2, 144a,
	0.890%, 9/15/17	3,634,861
2,087,290	Ford Credit Auto Owner Trust, Ser
	2010-B, Class B, 2.540%, 2/15/16	2,093,550
430,000	GE Capital Credit Card Master Note
	Trust, Ser 2012-1, Class A,
	1.030%, 1/15/18	430,701
525,000	Great America Leasing Receivables,
	Ser 2013-1, Class A3, 144a,
	0.780%, 6/15/16	525,646
345,202	Harley-Davidson Motorcycle Trust, Ser
	2011-1, Class A4, 1.310%, 3/15/17	346,220
73,616	Honda Auto Receivables Owner Trust,
	Ser 2011-3, Class A3,
	0.880%, 9/21/15	73,654
3,171,490	Jersey Street CLO Ltd., Ser 2006-1A,
	Class A, 144a, 0.484%, 10/20/18(A)	3,166,171
2,913,271	Madison Avenue Manufactured
	Housing Contract, Ser 2002-A, Class
	M2, 2.405%, 3/25/32(A)	2,911,634
3,702,822	Marriott Vacation Club Owner Trust,
	Ser 2009-2A, Class A, 144a,
	4.809%, 7/20/31	3,753,673
268,604	MMAF Equipment Finance LLC, Ser
	2009-AA, Class A4, 144a,
	3.510%, 1/15/30	272,603
4,948	MMAF Equipment Finance LLC, Ser
	2011-AA, Class A3, 144a,
	1.270%, 9/15/15	4,950
2,886,414	Navitas Equipment Receivables LLC,
	Ser 2013-1, Class A, 144a,
	1.950%, 11/15/16	2,886,348
1,888,062	NovaStar Mortgage Funding Trust, Ser
	2005-1, Class M2, 0.875%, 6/25/35(A)	1,888,020
5,805,845	Orange Lake Timeshare Trust, Ser
	2012-AA, Class A, 144a,
	3.450%, 3/10/27	5,979,962
782,995	RAMP Trust, Ser 2003-RZ3, Class A6,
	3.900%, 3/25/33(B)	799,302
2,165,914	Santander Drive Auto Receivables
	Trust, Ser 2010-2, Class C,
	3.890%, 7/17/17	2,168,771
6,815,923	Santander Drive Auto Receivables
	Trust, Ser 2010-3, Class C,
	3.060%, 11/15/17	6,915,312
32,906	Santander Drive Auto Receivables
	Trust, Ser 2010-B, Class C, 144a,
	3.020%, 10/17/16	32,939
1,642,697	Santander Drive Auto Receivables
	Trust, Ser 2011-1, Class C,
	3.110%, 5/16/16	1,650,552
1,749,339	Santander Drive Auto Receivables
	Trust, Ser 2011-3, Class C,
	3.090%, 5/15/17	1,765,571
4,731,923	Santander Drive Auto Receivables
	Trust, Ser 2012-2, Class B,
	2.090%, 8/15/16	4,741,893
4,709,228	Santander Drive Auto Receivables
	Trust, Ser 2012-3, Class B,
	1.940%, 12/15/16	4,726,435
4,790,000	Santander Drive Auto Receivables
	Trust, Ser 2012-4, Class B,
	1.830%, 3/15/17	4,809,376
4,000,000	Santander Drive Auto Receivables
	Trust, Ser 2012-5, Class B,
	1.560%, 8/15/18	4,021,040
10,535,000	Santander Drive Auto Receivables
	Trust, Ser 2012-6, Class B,
	1.330%, 5/15/17	10,564,171
821,105	Sierra Timeshare Receivables Funding
	LLC, Ser 2011-1A, Class A, 144a,
	3.350%, 4/20/26	842,229
2,803,665	Sierra Timeshare Receivables Funding
	LLC, Ser 2011-2A, Class A, 144a,
	3.260%, 5/20/28	2,860,442
1,589,103	Sierra Timeshare Receivables Funding
	LLC, Ser 2012-1A, Class A, 144a,
	2.840%, 11/20/28	1,618,247

87

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 33.7% (Continued)
$291,642	Sierra Timeshare Receivables Funding
	LLC, Ser 2012-3A, Class A, 144a,
	1.870%, 8/20/29	$293,148
2,707,876	Sierra Timeshare Receivables Funding
	LLC, Ser 2013-1A, Class A, 144a,
	1.590%, 11/20/29	2,709,731
167,571	SNAAC Auto Receivables Trust, Ser
	2012-1A, Class B, 144a,
	3.110%, 6/15/17	167,738
3,950,000	SNAAC Auto Receivables Trust, Ser
	2012-1A, Class C, 144a,
	4.380%, 6/15/17	3,982,753
6,020,000	SpringCastle America Funding LLC,
	Ser 2014-AA, Class A, 144a,
	2.700%, 5/25/23	6,019,398
6,705,252	Structured Asset Investment Loan
	Trust, Ser 2005-5, Class M1,
	0.785%, 6/25/35(A)	6,707,096
1,336,510	Tidewater Auto Receivables Trust, Ser
	2014-AA, Class A1, 144a,
	0.400%, 6/15/15	1,336,510
2,800,000	Tidewater Auto Receivables Trust, Ser
	2014-AA, Class A2, 144a,
	0.960%, 7/15/17	2,800,552
7,713,506	United Auto Credit Securitization
	Trust, Ser 2012-1, Class C, 144a,
	2.520%, 3/15/16	7,733,707
464,168	United Auto Credit Securitization
	Trust, Ser 2013-1, Class A2, 144a,
	0.950%, 9/15/15	464,241
2,300,000	United Auto Credit Securitization
	Trust, Ser 2013-1, Class D, 144a,
	2.900%, 12/15/17	2,326,080
253,983	Volkswagen Auto Lease Trust, Ser
	2012-A, Class A3, 0.870%, 7/20/15	254,053
350,383	Volkswagen Auto Loan Enhanced
	Trust, Ser 2012-1, Class A3,
	0.850%, 8/22/16	351,006
323,333	Volvo Financial Equipment LLC, Ser
	2012-1A, Class A4, 144a,
	1.090%, 8/15/17	323,918
4,146,446	Welk Resorts LLC, Ser 2013-AA, Class
	A, 144a, 3.100%, 3/15/29	4,176,201
2,478,326	Westgate Resorts LLC, Ser 2012-2A,
	Class A, 144a, 3.000%, 1/20/25	2,497,690
2,162,658	Westgate Resorts LLC, Ser 2012-3A,
	Class A, 144a, 2.500%, 3/20/25	2,174,148
3,945,700	Westgate Resorts LLC, Ser 2012-3A,
	Class B, 144a, 4.500%, 3/20/25	4,007,351
5,376,719	Westgate Resorts LLC, Ser 2013-1A,
	Class A, 144a, 2.250%, 8/20/25	5,386,800
4,834,064	Westlake Automobile Receivables
	Trust, Ser 2013-1A, Class A2, 144a,
	1.120%, 1/15/18	4,845,361
2,705,791	Westlake Automobile Receivables
	Trust, Ser 2014-1A, Class A1, 144a,
	0.350%, 6/15/15	2,705,791
	Total Asset-Backed Securities	$242,650,823

	Commercial Mortgage-Backed Securities — 13.8%
1,623,261	Banc of America Commercial
	Mortgage Trust, Ser 2007-2, Class
	A2, 5.634%, 4/10/49(A)	1,622,422
7,099,957	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-2, Class F, 144a,
	4.992%, 11/10/38(A)	7,314,220
126,166	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-1, Class A4,
	5.347%, 11/10/42(A)	126,116
8,320,332	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-2, Class A5, 4.857%, 7/10/43(A)	8,415,891
317,599	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-4, Class ASB, 4.867%, 7/10/45	317,876
37,352	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-4, Class A4, 5.634%, 7/10/46	39,502
6,491,170	Bear Stearns Commercial Mortgage
	Securities, Ser 2005-PWR8, Class A4,
	4.674%, 6/11/41††	6,580,482
1,302,699	Bear Stearns Commercial Mortgage
	Securities Trust, Ser 2007-T28, Class
	AAB, 5.746%, 9/11/42††	1,315,942
6,693,000	COMM Mortgage Trust, Ser
	2014-SAVA, Class A, 144a,
	1.304%, 6/15/34(A)	6,695,510
3,811,047	Commercial Mortgage Pass Through
	Certificates, Ser 2012-FL2, Class A,
	144a, 2.281%, 9/17/29(A)	3,838,094
1,762,643	Commercial Mortgage Trust, Ser
	2005-GG3, Class A4,
	4.799%, 8/10/42(A)	1,766,068
9,821	Commercial Mortgage Trust, Ser
	2007-C2, Class A2,
	5.448%, 1/15/49(A)	9,741
1,135,000	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2004-C5, Class
	B, 4.929%, 11/15/37(A)	1,137,853
5,450,000	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2005-C2, Class
	A4, 4.832%, 4/15/37	5,516,125
1,781,294	DBUBS Mortgage Trust, Ser
	2011-LC2A, Class A1FL, 144a,
	1.504%, 7/12/44(A)	1,820,811

88

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 13.8% (Continued)
$274,985	DBUBS Mortgage Trust, Ser
	2011-LC3A, Class A1,
	2.238%, 8/10/44	$278,081
70,327	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-C1, Class A, 144a,
	2.980%, 12/6/20	72,475
2,940,114	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	2,971,288
3,140,000	GE Capital Commercial Mortgage
	Corp., Ser 2005-C2, Class C,
	5.133%, 5/10/43(A)	3,197,873
5,789,464	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-CB11, Class A4,
	5.335%, 8/12/37(A)	5,852,917
1,800,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-CB11, Class AJ,
	5.560%, 8/12/37(A)	1,833,381
608,562	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-CB12, Class A3A2,
	4.928%, 9/12/37	608,667
2,577,987	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP1, Class A4,
	5.038%, 3/15/46(A)	2,584,166
111,759	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP2, Class A3A,
	4.678%, 7/15/42	111,850
5,862,045	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2005-LDP3, Class A4A,
	4.936%, 8/15/42(A)	5,991,930
935,647	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2007-CB19, Class A3,
	5.891%, 2/12/49(A)	942,743
3,050,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2014-FBLU, Class B, 144a,
	1.654%, 12/15/28(A)	3,051,589
2,210,000	LB-UBS Commercial Mortgage Trust,
	Ser 2004-C7, Class H, 144a,
	5.344%, 10/15/36(A)	2,294,734
4,026	LB-UBS Commercial Mortgage Trust,
	Ser 2005-C7, Class AAB,
	5.170%, 11/15/30††	4,024
152,651	Merrill Lynch Mortgage Investors
	Trust, Ser 1998-C1, Class A3,
	6.720%, 11/15/26(A)	160,428
567,913	Merrill Lynch Mortgage Trust, Ser
	2005-CIP1, Class ASB,
	5.022%, 7/12/38(A)	571,432
8,866,560	Merrill Lynch Mortgage Trust, Ser
	2005-MCP1, Class A4,
	4.747%, 6/12/43(A)	8,981,178
524,028	Morgan Stanley Capital I Trust, Ser
	2004-IQ8, Class C,
	5.300%, 6/15/40(A)	528,087
2,328,796	Morgan Stanley Capital I Trust, Ser
	2007-HQ12, Class A2,
	5.773%, 4/12/49(A)	2,360,321
4,775,820	PFP III 2014-1 Ltd., Ser 2014-1, Class A,
	144a, 1.324%, 6/14/31(A)	4,785,257
407,158	Wachovia Bank Commercial Mortgage
	Trust, Ser 2005-C20, Class A7,
	5.118%, 7/15/42(A)	414,807
5,000,000	Wells Fargo Commercial Mortgage
	Trust, Ser 2014-TISH, Class B, 144a,
	1.504%, 2/15/27(A)	5,000,000
	Total Commercial Mortgage-Backed Securities	$99,113,881

	U.S. Government Mortgage-Backed Obligations — 6.3%
319,292	FHLMC, Pool #1B1580,
	2.533%, 3/1/34(A)	333,926
218,115	FHLMC, Pool #1B2629,
	2.375%, 11/1/34(A)	232,091
772,194	FHLMC, Pool #1B7189,
	3.045%, 3/1/36(A)	841,667
237,886	FHLMC, Pool #1G1471,
	2.268%, 1/1/37(A)	253,564
1,125,647	FHLMC, Pool #1H1354,
	2.375%, 11/1/36(A)	1,207,570
153,026	FHLMC, Pool #1H2524,
	2.375%, 8/1/35(A)	163,277
599,164	FHLMC, Pool #1J1813,
	2.425%, 8/1/37(A)	642,193
585,061	FHLMC, Pool #1K1238,
	2.375%, 7/1/36(A)	624,772
306,629	FHLMC, Pool #1L0087,
	2.375%, 6/1/35(A)	326,811
549,608	FHLMC, Pool #1L0147,
	2.415%, 7/1/35(A)	588,410
411,753	FHLMC, Pool #1L1288,
	2.375%, 5/1/36(A)	440,077
391,360	FHLMC, Pool #1Q0080,
	2.217%, 1/1/36(A)	415,930
746,522	FHLMC, Pool #1Q0119,
	2.356%, 9/1/36(A)	801,473
1,596,618	FHLMC, Pool #1Q0187,
	2.341%, 12/1/36(A)	1,709,306
862,021	FHLMC, Pool #1Q0339,
	2.534%, 4/1/37(A)	926,121
282,826	FHLMC, Pool #1Q0669,
	2.311%, 11/1/37(A)	302,359
1,004,158	FHLMC, Pool #1Q1303,
	2.375%, 11/1/36(A)	1,076,364

89

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 6.3% (Continued)
$1,223,395	FHLMC, Pool #781515,
	2.375%, 4/1/34(A)	$1,309,346
433,482	FHLMC, Pool #782760,
	2.375%, 11/1/36(A)	464,517
391,561	FHLMC, Pool #847795,
	2.402%, 4/1/35(A)	418,501
275,619	FHLMC, Pool #848088,
	2.370%, 4/1/35(A)	296,043
1,007,695	FHLMC, Pool #848539,
	4.343%, 4/1/37(A)	1,052,730
2,241,424	FHLMC, Pool #848583,
	2.421%, 1/1/36(A)	2,411,898
32,718	FHLMC, Pool #A92646, 5.500%, 6/1/40	36,926
32,836	FHLMC, Pool #C03505, 5.500%, 6/1/40	36,557
75,877	FHLMC, Pool #C66916, 7.000%, 5/1/32	86,976
24,043	FHLMC, Pool #D94598, 6.500%, 4/1/21	27,185
111,438	FHLMC, Pool #G01840, 5.000%, 7/1/35	123,221
11,117	FHLMC, Pool #G11072,
	7.500%, 12/1/15	11,350
1,708,020	FHLMC, Pool #G11769,
	5.000%, 10/1/20	1,827,959
1,088,886	FHLMC, Pool #G11773,
	5.000%, 10/1/20	1,164,973
27,685	FHLMC, Pool #G30085,
	7.500%, 10/1/17	29,177
577,686	FHLMC, Pool #J10895,
	4.000%, 10/1/19	610,800
340,397	FNMA, Pool #254868, 5.000%, 9/1/33	376,525
168,014	FNMA, Pool #256272, 5.500%, 6/1/26	187,981
266,330	FNMA, Pool #256852, 6.000%, 8/1/27	301,342
54,185	FNMA, Pool #323832, 7.500%, 7/1/29	64,657
4,053	FNMA, Pool #334593, 7.000%, 5/1/24	4,512
1,035	FNMA, Pool #534851, 7.500%, 4/1/15	1,039
960	FNMA, Pool #535219, 7.500%, 3/1/15	966
352,112	FNMA, Pool #555380,
	2.254%, 4/1/33(A)	375,600
14,938	FNMA, Pool #555646, 7.500%, 9/1/16	15,046
107,542	FNMA, Pool #665773, 7.500%, 6/1/31	119,818
173,536	FNMA, Pool #679742,
	2.790%, 1/1/40(A)	176,135
91,570	FNMA, Pool #681842,
	2.250%, 2/1/33(A)	92,618
360,234	FNMA, Pool #681898,
	2.250%, 4/1/33(A)	386,569
345,913	FNMA, Pool #725245,
	2.280%, 2/1/34(A)	370,206
376,614	FNMA, Pool #725424, 5.500%, 4/1/34	422,801
2,015,398	FNMA, Pool #725490,
	2.165%, 4/1/34(A)	2,143,826
641,246	FNMA, Pool #735439, 6.000%, 9/1/19	674,109
210,266	FNMA, Pool #735539,
	2.338%, 4/1/35(A)	224,218
140,332	FNMA, Pool #743207,
	2.145%, 10/1/33(A)	149,208
106,986	FNMA, Pool #745467,
	2.535%, 4/1/36(A)	114,498
197,570	FNMA, Pool #745790,
	2.194%, 8/1/36(A)	210,868
1,235,171	FNMA, Pool #761411, 4.500%, 5/1/19	1,306,485
209,920	FNMA, Pool #784365,
	1.925%, 5/1/34(A)	220,384
365,022	FNMA, Pool #791978,
	1.892%, 9/1/34(A)	382,582
135,790	FNMA, Pool #804001,
	2.310%, 10/1/34(A)	137,433
123,469	FNMA, Pool #809897,
	2.266%, 3/1/35(A)	132,791
324,387	FNMA, Pool #813170,
	2.232%, 1/1/35(A)	348,451
395,131	FNMA, Pool #820364,
	1.602%, 4/1/35(A)	417,151
1,264,221	FNMA, Pool #827787,
	1.925%, 5/1/35(A)	1,347,692
147,133	FNMA, Pool #828480,
	2.355%, 6/1/35(A)	156,234
324,377	FNMA, Pool #839239,
	2.295%, 9/1/35(A)	341,980
218,714	FNMA, Pool #888179,
	2.437%, 2/1/37(A)	234,797
120,835	FNMA, Pool #888548,
	2.353%, 5/1/35(A)	129,610
244,881	FNMA, Pool #889060, 6.000%, 1/1/38	280,012
234,484	FNMA, Pool #889061, 6.000%, 1/1/38	269,516
14,877	FNMA, Pool #889382, 5.500%, 4/1/38	16,849
747,012	FNMA, Pool #922674,
	2.502%, 4/1/36(A)	797,042
823,726	FNMA, Pool #931676, 5.500%, 1/1/19	872,537
242,994	FNMA, Pool #950385,
	1.329%, 8/1/37(A)	248,645
154,863	FNMA, Pool #960376, 5.500%, 12/1/37	172,315
200,099	FNMA, Pool #995284, 5.500%, 3/1/20	211,760
1,379,460	FNMA, Pool #AA1150, 4.000%, 4/1/23	1,462,432
18,377	FNMA, Pool #AD0941, 5.500%, 4/1/40	20,886
167,348	FNMA, Pool #AE0363, 5.000%, 7/1/37	185,076
1,031,576	FNMA, Pool #AE0727, 4.000%, 10/1/20	1,092,937
260,002	FNMA, Pool #AE5441, 5.000%, 10/1/40	288,190
373,899	FNMA, Pool #AI6588, 4.000%, 7/1/26	399,089
361,397	FNMA, Pool #AI8506, 4.000%, 8/1/26	385,753
358,929	FNMA, Pool #AL0211, 5.000%, 4/1/41	398,042
75,625	FNMA, Pool #AL0302, 5.000%, 4/1/24	82,160
1,969,199	FNMA, Pool #AL0478,
	2.408%, 4/1/36(A)	2,104,751
636,736	FNMA, Pool #AL0543, 5.000%, 7/1/41	706,660
371,732	FNMA, Pool #AL1105, 4.500%, 12/1/40	404,229
229,359	FNMA, Pool #AL2591, 5.500%, 5/1/38	248,126
28,202	GNMA, Pool #344233, 8.000%, 2/15/23	31,254
77,744	GNMA, Pool #345123,
	8.000%, 12/15/23	86,538
9,356	GNMA, Pool #569337, 6.500%, 4/15/22	10,607
30,402	GNMA, Pool #578189, 6.000%, 2/15/32	34,314

90

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 6.3% (Continued)
$27,904	GNMA, Pool #780322,
	8.000%, 11/15/22	$32,264
5,216	GNMA, Pool #780327,
	8.000%, 11/15/17	5,571
827,427	GNMA, Pool #80826,
	1.625%, 2/20/34(A)	857,886
478,098	GNMA, Pool #80889,
	1.625%, 4/20/34(A)	495,244
721,802	GNMA, Pool #81016,
	1.625%, 8/20/34(A)	750,304
14,524	GNMA, Pool #814, 8.000%, 8/20/17	15,236
5,198	GNMA, Pool #8426,
	3.000%, 11/20/18(A)	5,370
125,918	GNMA, Pool #894160,
	2.015%, 6/20/61(A)	133,037
	Total U.S. Government Mortgage-Backed Obligations	$45,466,834

	Municipal Bonds — 3.2%

	Connecticut — 0.1%
425,000	State of Connecticut, Ser A, UTGO,
	0.960%, 5/15/18(A)	434,206

	Florida — 0.2%
1,700,000	Citizens Property Insurance Corp., Pers
	&Coml Lines, 1.290%, 6/1/15(A)	1,710,217

	Indiana — 0.3%
2,330,000	IN St Bond Bank Rev, Sch Severance
	Funding, 0.489%, 1/15/15	2,330,256

	Louisiana — 0.0%
288,603	LA St Local Govt Envrnm Facs &
	Cmnty Dev Auth, Tranches A-1, A-2,
	1.520%, 2/1/18	290,315

	Massachusetts — 0.1%
1,000,000	MA St Dev Fin Agy R, Waste
	Management Inc Proj Ser B, 2.125%,
	12/1/29(A)	1,020,429

	New Jersey — 0.6%
2,100,000	NJ St Econ Dev Auth Rev, Sch Facs
	Constr, Ser E, 1.740%, 2/1/16(A)	2,121,357
2,000,000	NJ St Econ Dev Auth Rev, Sch Facs
	Constr, Ser OO, 0.857%, 3/1/15	2,002,640
		4,123,997

	New Mexico — 0.0%
200,000	NM St Edl Assistan, Libor Fltg Ser A 2,
	0.884%, 12/1/28(A)	200,195

	New York — 0.6%
4,200,000	Brookhaven NY Indl Dev Agy, Variable
	Intercounty Asso, (LOC: Capital One
	NA), 0.370%, 1/1/25(A)	4,200,000

	Ohio — 0.5%
885,000	Akron OH COP, Muni Baseball
	Stadium, 1.300%, 12/1/15	889,177
1,540,000	Akron OH COP, Muni Baseball
	Stadium, 1.750%, 12/1/16	1,549,132
500,000	American Muni Pwr-Ohio, Inc. OH,
	Hydroelec Projs Ser A, 3.944%,
	2/15/15	505,779
870,000	Medina Co OH IDR, Mack Inds Proj,
	(LOC: JP Morgan Chase Bank NA),
	0.200%, 7/1/16(A)	869,999
		3,814,087

	Pennsylvania — 0.4%
2,500,000	PA St Econ Dev Fing, Waste Mgmt Proj,
	1.750%, 12/1/33(A)	2,534,950

	Texas — 0.4%
1,000,000	TX St Muni Gas Acquisition, 5.000%,
	12/15/14	1,008,599
1,500,000	TX St Muni Gas Acquisition, 5.000%,
	12/15/15	1,574,145
		2,582,744
	Total Municipal Bonds	$23,241,396

	Agency Collateralized Mortgage Obligations — 1.6%
91,726	FHLMC REMIC, Ser 2510 Class TA,
	4.000%, 6/15/32	95,711
775,873	FHLMC REMIC, Ser 2770 Class FH,
	0.554%, 3/15/34(A)	780,836
170,226	FHLMC REMIC, Ser 2778 Class BR,
	5.000%, 6/15/33	171,434
395,298	FHLMC REMIC, Ser 3414 Class MB,
	4.250%, 12/15/19	413,712
88,748,500	FHLMC REMIC, Ser K003 Class AX1,
	0.626%, 5/25/19(A)(C)	1,735,921
69,767	FNMA, 5.000%, 5/1/35	77,178
830,860	FNMA REMIC, Ser 2003-106, Class WE,
	4.500%, 11/25/22	839,242
485,119	FNMA REMIC, Ser 2003-119, Class PU,
	4.000%, 11/25/33	499,543
35,836	FNMA REMIC, Ser 2003-19, Class ME,
	4.000%, 1/25/33	36,408
152,886	FNMA REMIC, Ser 2003-33, Class AM,
	4.250%, 5/25/33	163,263
143,956	FNMA REMIC, Ser 2003-42, Class CA,
	4.000%, 5/25/33	150,744
16,654	FNMA REMIC, Ser 2003-66, Class AP,
	3.500%, 11/25/32	16,953
665,923	FNMA REMIC, Ser 2003-81, Class FE,
	0.655%, 9/25/33(A)	672,382
399,376	FNMA REMIC, Ser 2008-35, Class IO,
	4.500%, 4/25/23(C)	20,282
394,999	FNMA REMIC, Ser 2009-80, Class EJ,
	4.500%, 3/25/27	398,175

91

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Agency Collateralized Mortgage Obligations — 1.6% (Continued)
$362,636	FNMA REMIC, Ser 2010-13, Class WD,
	4.250%, 3/25/25	$381,514
254,698	FNMA REMIC, Ser 2010-54, Class NA,
	4.500%, 10/25/39	267,783
383,361	FNMA REMIC, Ser 2011-52, Class AH,
	2.750%, 10/25/18	392,749
651,018	FNMA REMIC, Ser 2012-102, Class NA,
	1.500%, 9/25/27	627,399
142,031	FNMA REMIC Trust, Ser 2001-W4, Class
	AF5, 6.114%, 2/25/32(B)	162,013
235,530	GNMA, Ser 2002-72, Class AB,
	4.500%, 10/20/32	253,043
344,595	GNMA, Ser 2011-161, Class A,
	1.738%, 1/16/34	344,971
241,423	GNMA, Ser 2011-57, Class BA,
	3.000%, 5/20/40	247,942
418,957	GNMA, Ser 2011-78, Class AB,
	2.450%, 2/16/39	423,192
11,459,050	GNMA, Ser 2011-78, Class IX,
	1.006%, 8/16/46(A)(C)	617,425
321,643	GNMA, Ser 2012-27, Class A,
	1.614%, 7/16/39	315,528
31,236,576	GNMA, Ser 2013-121, Class KX,
	0.838%, 10/16/44(A)(C)	1,292,944
	Total Agency Collateralized Mortgage Obligations	$11,398,287

	Non-Agency Collateralized Mortgage Obligations — 2.8%
628,137	Bear Stearns ARM Trust, Ser 2004-1,
	Class 13A3, 2.738%, 4/25/34(A)††	610,386
389,592	Bear Stearns Asset Backed Securities
	Trust, Ser 2003-AC7, Class A2,
	5.750%, 1/25/34(B)††	406,238
175,851	Community Program Loan Trust, Ser
	1987-A, Class A5, 4.500%, 4/1/29	177,392
167,479	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-S3, Class A, 144a,
	2.740%, 12/3/20	169,999
314,231	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	2.367%, 6/25/36(A)	284,876
26,448	Merrill Lynch Mortgage Investors
	Trust, Ser 2003-A1, Class 2A,
	2.188%, 12/25/32(A)	27,261
527,979	Merrill Lynch Mortgage Investors
	Trust, Ser 2004-1, Class 1A,
	2.132%, 12/25/34(A)	526,899
241,317	RALI Trust, Ser 2003-QS10, Class A7,
	5.500%, 5/25/33	248,716
1,352,146	RFMSI Trust, Ser 2007-SA1, Class 1A1,
	3.013%, 2/25/37(A)	1,177,306
13,228,932	Springleaf Mortgage Loan Trust, Ser
	2012-2A, Class A, 144a,
	2.220%, 10/25/57(A)	13,422,207
2,170,050	Springleaf Mortgage Loan Trust, Ser
	2012-3A, Class A, 144a,
	1.570%, 12/25/59(A)	2,168,811
328,096	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 2.490%, 6/25/33(A)	333,180
860,281	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-M, Class
	A1, 2.619%, 12/25/33(A)	867,166
	Total Non-Agency Collateralized Mortgage Obligations	$20,420,437

	Commercial Paper — 13.4%
10,000,000	Apache Corp.	9,999,889
9,200,000	Centennial Energy Holdings	9,199,928
10,000,000	Edison International	9,999,944
11,000,000	Louisville Gas & Electric Co.	10,999,878
12,000,000	Marriot International	11,997,613
10,000,000	National Grid USA	9,999,889
10,000,000	Noble Corp.	9,999,667
10,000,000	Northeast Utilities	9,999,125
14,000,000	Spectra Energy Cap LLC	13,998,015
	Total Commercial Paper	$96,193,948

	U.S. Government Agency Obligations — 0.7%
955,000	Government Trust Certificate,
	0.431%, 5/15/15#	949,167
583,000	Government Trust Certificate,
	0.665%, 10/1/16#	567,472
1,750,000	Overseas Private Investment Corp.,
	0.110%, 3/15/17(A)	1,750,000
1,010,000	Overseas Private Investment Corp.,
	0.631%, 4/30/15#	1,024,685
63,527	Small Business Administration
	Participation Certificates, Ser
	2002-20A, Class 1, 6.140%, 1/1/22	68,670
85,027	Small Business Administration
	Participation Certificates, Ser
	2003-20E, Class 1, 4.640%, 5/1/23	90,620
44,319	Small Business Administration Pools,
	507442, 3.625%, 5/25/16(A)	44,569
278,334	Small Business Administration Pools,
	507682, 0.650%, 1/25/26(A)	278,524
229,975	Small Business Administration Pools,
	508374, 0.750%, 4/25/28(A)	230,778
34,833	United States Small Business Adminis-
	tration, Ser 2005-P10A, Class 1,
	4.638%, 2/10/15	35,321
	Total U.S. Government Agency Obligations	$5,039,806

92

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

		Market
Shares		Value

	Investment Fund — 0.1%
576,615	Touchstone Institutional Money Market Fund, 0.01%^∞Ω	$576,615

	Total Investment Securities —101.7%
	(Cost $732,931,587)	$731,639,628

	Liabilities in Excess of Other Assets — (1.7%)	(12,183,132)

	Net Assets — 100.0%	$719,456,496

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

(B)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at September 30, 2014.

(C)	Interest rate security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

ARM - Adjustable Rate Mortgage

COP - Certificate of Participation

CLO - Collateralized Loan Obligations

FDIC - Federal Deposit Insurance Corporation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IDR - Industrial Development Revenue

LLC - Limited Liability Company

LOC - Letter of Credit

LP - Limited Partnership

MLP - Master Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

93

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$187,537,601	$—	$187,537,601
Asset-Backed Securities	—	242,650,823	—	242,650,823
Commercial Mortgage-Backed Securities	—	99,113,881	—	99,113,881
U.S. Government Mortgage-Backed Obligations	—	45,466,834	—	45,466,834
Municipal Bonds	—	23,241,396	—	23,241,396
Agency Collateralized Mortgage Obligations	—	11,398,287	—	11,398,287
Non-Agency Collateralized Mortgage Obligations	—	20,420,437	—	20,420,437
Commercial Paper	—	96,193,948	—	96,193,948
U.S. Government Agency Obligations	—	5,039,806	—	5,039,806
Investment Fund	576,615	—	—	576,615
				$731,639,628

See accompanying Notes to Financial Statements.

94

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95

Statements of Assets and Liabilities
September 30, 2014

		Touchstone	Touchstone	Touchstone
	Touchstone	Emerging	Global	International
	Arbitrage	Markets Equity	Real Estate	Fixed Income
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$201,947,473	$342,583,614	$15,048,894	$36,165,440
Affiliated securities, at market value	$14,297,511	$2,403,518	$109,965	$2,670,624
Non-affiliated securities, at market value	190,330,623	347,911,683	14,814,556	31,912,025
Investments, at market value (A)	$204,628,134	$350,315,201	$14,924,521	$34,582,649
Cash	142,439	—	—	—
Foreign Currency (B)	84	1,268,850	446	973,685
Cash collateral for securities sold short and written options	71,007,137	—	—	—
Unrealized appreciation on forward foreign currency contracts	87,990	—	—	1,682,933
Dividends and interest receivable	214,337	258,484	99,258	454,396
Receivable for capital shares sold	609,409	175,896	9	110,200
Receivable for investments sold	2,767,200	972,212	—	—
Receivable for securities lending income	—	4,032	160	—
Tax reclaim receivable	2,896	70,850	4,830	1,102
Other assets	16,177	26,874	5,941	6,450
Total Assets	279,475,803	353,092,399	15,035,165	37,811,415
Liabilities
Written options at market value(C)	244,815	—	—	—
Securities sold short(D)	73,546,012	—	—	—
Dividends payable for securities sold short	41,112	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,201,480
Payable for return of collateral for securities on loan	—	3,864,165	669,430	—
Payable for capital shares redeemed	668,252	824,985	21,330	46,154
Payable for investments purchased	6,474,850	35,806	102,739	—
Payable for securities sold short	1,004,617	—	—	—
Payable to Investment Advisor	176,113	313,855	1,434	4,372
Payable to other affiliates	42,276	70,909	423	423
Payable to Trustees	3,051	3,051	3,051	3,051
Payable for professional services	23,647	34,648	32,266	23,241
Payable to Transfer Agent	23,296	33,113	1,816	1,412
Payable for reports to shareholders	21,954	19,468	15,175	14,905
Other accrued expenses and liabilities	16,352	52,120	10,137	7,823
Total Liabilities	82,286,347	5,252,120	857,801	1,302,861
Net Assets	$197,189,456	$347,840,279	$14,177,364	$36,508,554
Net assets consist of:
Par value	$199,175	$299,049	$13,245	$35,338
Paid-in capital	199,293,324	377,797,708	14,622,271	36,832,686
Accumulated net investment income (loss)	(474,401)	3,088,745	4,106	(258,109)
Accumulated net realized gains (losses) on investments, foreign currency transactions, written options and securities sold short	236,823	(41,042,020)	(337,269)	1,073,789
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	(2,065,465)	7,696,797	(124,989)	(1,175,150)
Net Assets	$197,189,456	$347,840,279	$14,177,364	$36,508,554
(A) Includes market value of securities on loan of:	$—	$3,651,350	$648,399	$—
(B) Cost of foreign currency:	$84	$1,284,356	$446	$1,019,897
(C) Proceeds from written options:	$114,795	$—	$—	$—
(D) Proceeds received for securities sold short:	$68,841,916	$—	$—	$—

See accompanying Notes to Financial Statements.

96

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Merger	Mid	Mid Cap
Arbitrage	Cap	Value
Fund	Fund	Fund

$452,604,102	$413,125,354	$338,773,120
$34,031,031	$4,902,428	$4,512,194
420,887,958	470,157,152	368,721,455
$454,918,989	$475,059,580	$373,233,649
232,806	—	—
105	—	—
126,934,320	—	—
508,348	—	—
729,240	264,771	528,460
1,044,202	2,482,321	559,998
4,873,342	—	2,792,582
—	1,885	965
12,183	—	172
20,459	28,878	21,897
589,273,994	477,837,435	377,137,723

722,930	—	—
149,851,989	—	—
164,941	—	—
—	—	—
—	30,511,526	10,356,915
4,275,585	837,222	691,508
406,489	—	2,037,561
2,511,513	—	—
410,295	295,318	237,538
112,843	73,131	14,923
3,051	3,051	3,051
26,705	20,180	18,177
63,596	77,953	52,422
27,736	28,673	22,417
11,243	7,190	8,569
158,588,916	31,854,244	13,443,081
$430,685,078	$445,983,191	$363,694,642

$409,509	$187,912	$217,949
439,290,632	520,000,003	317,274,303
(2,877,875)	362,459	148,217

1,459,919	(136,501,409)	11,593,644

(7,597,107)	61,934,226	34,460,529
$430,685,078	$445,983,191	$363,694,642
$—	$29,812,639	$10,091,629
$105	$—	$—
$597,434	$—	$—
$139,557,143	$—	$—

97

Statements of Assets and Liabilities (Continued)

		Touchstone
		Emerging	Touchstone	Touchstone
	Touchstone	Markets	Global	International
	Arbitrage	Equity	Real Estate	Fixed Income
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$22,724,540	$5,306,900	$1,374,560	$912,477
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	2,301,590	454,657	131,072	88,744
Net asset value price per share*	$9.87	$11.67	$10.49	$10.28
Maximum sales charge - Class A shares	5.75%	5.75%	5.75%	4.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A shares	$10.47	$12.38	$11.13	$10.79

Pricing of Class C Shares
Net assets applicable to Class C shares	$11,112,519	$2,873,572	$523,991	$231,467
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,132,039	251,455	49,798	22,797
Net asset value, offering price per share**	$9.82	$11.43	$10.52	$10.15

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$117,589,032	$105,640,927	$580,030	$318,198
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	11,869,904	9,086,676	54,633	30,877
Net asset value, offering price and redemption price per share	$9.91	$11.63	$10.62	$10.31

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$45,763,365	$234,018,880	$11,698,783	$35,046,412
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	4,613,946	20,112,064	1,088,947	3,391,399
Net asset value, offering price and redemption price per share	$9.92	$11.64	$10.74	$10.33

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

98

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Merger	Mid	Mid Cap
Arbitrage	Cap	Value
Fund	Fund	Fund

$96,915,835	$35,512,718	$14,029,130
9,237,750	1,499,585	845,180
$10.49	$23.68	$16.60
5.75%	5.75%	5.75%
$11.13	$25.12	$17.61

$35,737,081	$41,433,440	$2,002,145
3,482,204	1,804,156	121,939
$10.26	$22.97	$16.42

$178,304,722	$266,445,971	$213,403,950
16,902,580	11,179,687	12,803,754
$10.55	$23.83	$16.67

$—	$11,593,143	$—
—	492,562	—
$—	$23.54	$—

$119,727,440	$90,997,919	$134,259,417
11,328,406	3,815,247	8,024,063
$10.57	$23.85	$16.73

99

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Premium	Sands Capital	Small	Small
	Yield Equity	Select Growth	Cap Core	Cap Value
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$153,528,919	$4,201,693,980	$673,276,175	$83,802,820
Affiliated securities, at market value	$3,920,442	$234,335,221	$10,288,621	$126,728
Non-affiliated securities, at market value	179,254,228	6,186,369,238	850,689,945	80,309,246
Investments, at market value (A)	$183,174,670	$6,420,704,459	$860,978,566	$80,435,974
Cash	—	—	—	142,654
Dividends and interest receivable	227,326	2,737,097	1,249,326	104,776
Receivable for capital shares sold	2,825,775	16,782,045	837,052	50,689
Receivable for investments sold	—	—	—	175,135
Receivable from securities lending income	—	10,861	59,113	656
Tax reclaim receivable	13,352	—	1,117	—
Other assets	11,114	65,162	17,973	10,905
Total Assets	186,252,237	6,440,299,624	863,143,147	80,920,789

Liabilities
Bank overdrafts	32	—	—	—
Dividends payable	430	—	—	—
Payable for return of collateral for securities on loan	—	147,741,989	71,468,812	6,717,511
Payable for capital shares redeemed	499,848	14,072,221	805,912	786,482
Payable for investments purchased	—	—	—	401,467
Payable to Investment Advisor	96,434	3,899,098	571,434	63,249
Payable to other affiliates	60,471	4,001,593	159,623	9,708
Payable to Trustees	3,051	3,051	3,051	3,051
Payable for professional services	18,924	63,633	24,531	19,089
Payable to Transfer Agent	36,915	1,128,842	73,471	23,933
Payable for reports to shareholders	16,251	223,914	26,351	18,942
Other accrued expenses and liabilities	5,067	95,674	5,610	7,798
Total Liabilities	737,423	171,230,015	73,138,795	8,051,230
Net Assets	$185,514,814	$6,269,069,609	$790,004,352	$72,869,559

Net assets consist of:
Par value	$186,068	$3,410,046	$382,169	$31,371
Paid-in capital	147,105,300	3,809,453,081	546,379,698	79,713,695
Accumulated net investment income (loss)	402,109	(10,152,161)	—	18,730
Accumulated net realized gains (losses) on investments	8,175,586	247,348,164	55,540,094	(3,527,391)
Net unrealized appreciation (depreciation) on investments	29,645,751	2,219,010,479	187,702,391	(3,366,846)
Net Assets	$185,514,814	$6,269,069,609	$790,004,352	$72,869,559
(A) Includes market value of securities on loan of:	$—	$143,412,285	$69,629,173	$6,513,533

See accompanying Notes to Financial Statements.

100

Statements of Assets and Liabilities (Continued)

Touchstone
Touchstone	Ultra Short
Total Return	Duration Fixed
Bond Fund	Income Fund

$140,095,792	$732,931,587
$3,288,138	$576,615
138,116,331	731,063,013
$141,404,469	$731,639,628
—	—
1,215,430	2,499,172
114,113	7,242,810
—	8,554,376
—	—
—	—
17,241	40,477
142,751,253	749,976,463

—	7,399,977
—	151,053
—	—
64,539	2,934,939
—	19,188,460
36,931	145,245
13,123	521,471
3,051	3,051
20,178	25,449
8,684	86,620
15,894	35,263
10,321	28,439
172,721	30,519,967
$142,578,532	$719,456,496

$139,287	$764,488
142,213,763	741,078,641
16,110	687,324
(1,099,305)	(21,781,998)
1,308,677	(1,291,959)
$142,578,532	$719,456,496
$—	$—

101

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Premium	Sands Capital	Small	Small
	Yield Equity	Select Growth	Cap Core	Cap Value
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$45,123,815	$289,505,771	$60,246,100	$31,773,265
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	4,521,079	15,949,558	2,931,722	1,367,947
Net asset value price per share*	$9.98	$18.15	$20.55	$23.23
Maximum sales charge - Class A shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A shares	$10.59	$19.26	$21.80	$24.65

Pricing of Class C Shares
Net assets applicable to Class C shares	$31,189,774	$203,865,244	$27,104,373	$2,168,514
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	3,127,514	11,567,007	1,350,190	94,269
Net asset value, offering price per share**	$9.97	$17.62	$20.07	$23.00

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$109,201,225	$3,473,661,009	$309,366,706	$9,096,575
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	10,958,231	186,675,757	14,930,407	391,318
Net asset value, offering price and redemption price per share	$9.97	$18.61	$20.72	$23.25

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$2,302,037,585	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	126,812,296	—	—
Net asset value, offering price and redemption price per share	$—	$18.15	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$—	$—	$393,287,173	$29,831,205
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	19,004,628	1,283,604
Net asset value, offering price and redemption price per share	$—	$—	$20.69	$23.24

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

102

Statements of Assets and Liabilities (Continued)

Touchstone
Touchstone	Ultra Short
Total Return	Duration Fixed
Fund	Income Fund

$5,144,239	$10,595,894
503,038	1,126,014
$10.23	$9.41
4.75%	2.00%
$10.74	$9.60

$1,633,739	$11,271,630
159,983	1,197,603
$10.21	$9.41

$19,396,525	$244,885,170
1,893,966	26,021,838
$10.24	$9.41

$—	$401,850,842
—	42,699,235
$—	$9.41

$116,404,029	$50,852,960
11,371,733	5,404,075
$10.24	$9.41

103

Statements of Operations
For the Year Ended September 30, 2014

		Touchstone	Touchstone	Touchstone
	Touchstone	Emerging	Global	International
	Arbitrage	Markets Equity	Real Estate	Fixed Income
	Fund(B)	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$2,230	$1,027	$8	$298
Dividends from non-affiliated securities(A)	2,298,011	8,858,538	851,313	4,056
Interest	278,262	—	—	885,939
Income from securities loaned	—	57,866	8,304	—
Total Investment Income	2,578,503	8,917,431	859,625	890,293
Expenses
Investment advisory fees	1,811,565	3,757,871	116,893	190,783
Administration fees	276,566	588,070	23,494	55,727
Compliance fees and expenses	1,681	1,681	1,681	1,681
Custody fees	27,778	242,255	12,667	11,589
Professional fees	30,655	58,327	42,578	31,345
Transfer Agent fees, Class A	40,219	27,436	1,315	1,529
Transfer Agent fees, Class C	2,307	6,168	635	252
Transfer Agent fees, Class Y	47,498	84,759	159	225
Transfer Agent fees, Class Z	—	—	—	—
Transfer Agent fees, Institutional Class	368	21,977	100	70
Registration Fees, Class A	6,141	16,305	4,545	8,077
Registration Fees, Class C	600	10,713	2,897	6,138
Registration Fees, Class Y	3,197	18,204	2,980	5,009
Registration Fees, Class Z	—	—	—	—
Registration Fees, Institutional Class	247	22,940	2,897	3,070
Dividend expense on securities sold short	1,441,159	—	—	—
Reports to Shareholders, Class A	14,499	6,675	6,194	6,432
Reports to Shareholders, Class C	8,199	6,629	6,278	6,114
Reports to Shareholders, Class Y	14,496	13,034	6,156	6,111
Reports to Shareholders, Class Z	—	—	—	—
Reports to Shareholders, Institutional Class	7,758	7,609	6,170	7,278
Shareholder servicing fees, Class Z	—	—	—	—
Distribution expenses, Class A	101,793	18,930	1,769	2,392
Distribution expenses, Class C	60,848	31,766	4,305	2,393
Trustee fees	12,216	12,148	12,233	12,231
Other expenses	24,210	45,415	28,256	21,239
Total Expenses	3,934,000	4,998,912	284,202	379,685
Fees waived and/or reimbursed by the Advisor and/or Affiliates(C)	(2,497)	(104,673)	(131,290)	(133,186)
Fees recouped by the Advisor(C)	—	—	—	—
Net Expenses	3,931,503	4,894,239	152,912	246,499
Net Investment Income (Loss)	(1,353,000)	4,023,192	706,713	643,794
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from non-affiliated securities	2,778,521	(3,464,892)	(77,302)	1,332,630
Net realized gains (losses) on foreign currency transactions	185,384	(382,393)	(10,123)	(729,777)
Net realized gains on written options	2,335	—	—	—
Net realized losses on securities sold short	(1,850,818)	—	—	—
Net change in unrealized appreciation (depreciation) on investments(D)	2,680,661	12,003,279	790,055	(1,711,319)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	87,990	(18,534)	(2,073)	756,113
Net change in unrealized appreciation (depreciation) on written options	(130,020)	—	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	(4,704,096)	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	(950,043)	8,137,460	700,557	(352,353)
Change in Net Assets Resulting from Operations	$(2,303,043)	$12,160,652	$1,407,270	$291,441
(A) Net of foreign tax withholding of:	$12,307	$775,806	$40,990	$4,832
(B) Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.
(C) See Note 4 in Notes to Financial Statements.
(D) Change in unrealized appreciation does not include net unrealized appreciation of $8,366,217 for the Mid Cap Value Fund in connection with the Fund's merger. See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

104

Statements of Operations (Continued)

Touchstone	Touchstone	Touchstone
Merger	Mid	Mid Cap
Arbitrage	Cap	Value
Fund	Fund	Fund

$10,658	$621	$469
7,070,397	5,188,260	3,818,097
664,650	—	—
—	23,433	7,181
7,745,705	5,212,314	3,825,747

6,422,890	3,370,468	1,851,195
984,189	676,957	361,926
1,681	1,682	1,681
53,446	11,057	10,854
43,482	27,210	26,212
111,626	54,181	14,433
34,467	38,231	1,837
42,775	138,020	60,669
—	16,977	—
4,377	5,758	5,656
36,237	19,698	12,242
13,353	14,447	7,303
37,633	23,842	14,482
—	19,263	—
8,643	7,822	13,270
5,787,167	—	—
17,430	12,798	7,995
9,966	11,032	6,572
24,330	21,306	14,486
—	8,313	—
8,122	6,970	9,758
—	35,680	—
531,957	133,286	28,103
451,592	360,876	15,227
12,101	12,166	12,206
55,101	44,498	38,249
14,692,565	5,072,538	2,514,356
—	(467,705)	(359,416)
20,195	—	26,887
14,712,760	4,604,833	2,181,827
(6,967,055)	607,481	1,643,920

11,588,319	10,224,597	13,549,055
478,644	—	—
12,661	—	—
(4,587,821)	—	—
(13,219,204)	39,529,023	4,289,764

564,022	—	—
(124,796)	—	—
3,616,717	—	—
(1,671,458)	49,753,620	17,838,819
$(8,638,513)	$50,361,101	$19,482,739
$64,597	$—	$—

105

Statements of Operations (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Premium Yield	Sands Capital	Small Cap	Small Cap
	Equity	Select Growth	Core	Value
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$414	$12,634	$1,090	$131
Dividends from non-affiliated securities(A)	8,906,326	24,225,144	4,688,922	1,758,423
Interest	—	—	—	—
Income from securities loaned	—	69,374	3,152,984	12,029
Total Investment Income	8,906,740	24,307,152	7,842,996	1,770,583
Expenses
Investment advisory fees	1,115,182	48,650,087	7,318,982	555,080
Administration fees	263,394	9,655,647	1,384,341	99,095
Compliance fees and expenses	1,682	1,681	1,681	1,682
Custody fees	4,008	82,320	15,356	11,304
Professional fees	21,357	165,797	38,870	21,901
Transfer Agent fees, Class A	58,509	319,567	140,941	44,134
Transfer Agent fees, Class C	19,049	162,546	21,132	2,373
Transfer Agent fees, Class Y	43,268	1,230,907	129,076	5,151
Transfer Agent fees, Class Z	—	2,449,027	—	—
Transfer Agent fees, Institutional Class	—	—	25,323	137
Registration Fees, Class A	22,337	33,423	23,554	13,820
Registration Fees, Class C	11,465	19,946	13,938	7,252
Registration Fees, Class Y	15,074	154,248	19,228	8,549
Registration Fees, Class Z	—	65,757	—	—
Registration Fees, Institutional Class	—	—	15,919	5,139
Reports to Shareholders, Class A	12,710	59,079	16,955	15,588
Reports to Shareholders, Class C	8,144	43,037	8,771	6,840
Reports to Shareholders, Class Y	9,335	209,232	17,657	6,911
Reports to Shareholders, Class Z	—	254,848	—	—
Reports to Shareholders, Institutional Class	—	—	9,171	9,440
Shareholder servicing fees, Class Z	—	5,689,462	—	—
Distribution expenses, Class A	143,609	1,053,691	289,316	91,284
Distribution expenses, Class C	267,127	2,097,474	294,838	16,039
Trustee fees	12,198	11,171	12,066	12,229
Other expenses	20,722	245,257	52,232	52,224
Total Expenses	2,049,170	72,654,204	9,849,347	986,172
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(82,007)	(1,033,092)	(293,082)	(181,500)
Fees recouped by the Advisor(B)	—	889,047	—	—
Net Expenses	1,967,163	72,510,159	9,556,265	804,672
Net Investment Income (Loss)	6,939,577	(48,203,007)	(1,713,269)	965,911
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	10,080,991	370,507,684	60,635,559	6,848,831
Net change in unrealized appreciation (depreciation) on investments(C)	7,915,835	414,249,592	16,994,276	(9,011,029)
Net Realized and Unrealized Gains (Losses) on Investments	17,996,826	784,757,276	77,629,835	(2,162,198)
Change in Net Assets Resulting from Operations	$24,936,403	$736,554,269	$75,916,566	$(1,196,287)
(A) Net of foreign tax withholding of:	$106,586	$373,131	$36,837	$1,216

(B)	See Note 4 in Notes to Financial Statements.

(C)	Change in unrealized appreciation does not include net unrealized appreciation of $2,463,630 for the Small Cap Value Fund in connection with the Fund's merger. See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

106

Statements of Operations (Continued)

Touchstone
Touchstone	Ultra Short
Total Return	Duration
Bond	Fixed Income
Fund	Fund

$219	$3,280
—	—
4,895,659	10,396,072
—	—
4,895,878	10,399,352

531,579	1,760,825
244,294	1,132,456
1,681	1,681
13,571	22,997
22,664	33,868
12,318	12,957
2,057	8,043
5,206	91,616
—	203,967
8,163	587
13,813	16,060
9,160	14,980
9,427	17,254
—	32,571
21,392	14,083
6,803	7,017
6,170	6,755
6,356	12,421
—	38,939
6,846	6,264
—	959,298
18,897	37,963
19,387	90,625
12,199	12,083
37,829	134,398
1,009,812	4,669,708
(176,962)	(509,400)
—	—
832,850	4,160,308
4,063,028	6,239,044

(86,471)	1,454,719

3,229,980	(643,012)
3,143,509	811,707
$7,206,537	$7,050,751
$—	$—

107

Statements of Changes in Net Assets

	Touchstone	Touchstone
	Arbitrage	Emerging Markets
	Fund	Equity Fund
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2014(A)	2014	2013
From Operations
Net investment income (loss)	$(1,353,000)	$4,023,192	$5,331,941
Net realized gains (losses) on investments, foreign currency transactions, written options and securities sold short	1,115,422	(3,847,285)	(29,636,263)
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	(2,065,465)	11,984,745	(5,045,535)
Change in Net Assets from Operations	(2,303,043)	12,160,652	(29,349,857)
Distributions to Shareholders from:
Net investment income, Class A	—	(25,019)	(13,779)
Net investment income, Class C	—	—	—
Net investment income, Class Y	—	(1,423,044)	(849,219)
Net investment income, Institutional Class	—	(2,744,620)	(1,292,834)
Net realized gains, Class A	—	—	—
Net realized gains, Class C	—	—	—
Net realized gains, Class Y	—	—	—
Net realized gains, Institutional Class	—	—	—
Total Distributions	—	(4,192,683)	(2,155,832)

Net Increase (Decrease) from Share Transactions(B)	199,492,499	(30,664,199)	(128,132,786)

Total Increase (Decrease) in Net Assets	197,189,456	(22,696,230)	(159,638,475)

Net Assets
Beginning of period	—	370,536,509	530,174,984
End of period	$197,189,456	$347,840,279	$370,536,509
Accumulated Net Investment Income (Loss)	$(474,401)	$3,088,745	$3,640,629

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 114-117.

See accompanying Notes to Financial Statements.

108

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Global Real Estate		International Fixed Income		Merger Arbitrage
Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2014	2013	2014	2013	2014	2013

$706,713	$600,809	$643,794	$401,245	$(6,967,055)	$3,538,840
(87,425)	2,607,920	602,853	(24,499)	7,491,803	19,927,864
787,982	(1,421,733)	(955,206)	(733,700)	(9,163,261)	(1,220,807)
1,407,270	1,786,996	291,441	(356,954)	(8,638,513)	22,245,897

(49,075)	(27,807)	(6,819)	(4,103)	(1,133,607)	—
(25,115)	(12,932)	(1,294)	(75)	—	—
(21,354)	(10,544)	(2,845)	(1,374)	(1,487,742)	—
(878,015)	(1,019,621)	(252,050)	(90,058)	(1,216,543)	—
(91,730)	(4,182)	(13,011)	(7,395)	(7,622,004)	(1,776,952)
(56,232)	(1,893)	(3,243)	(1,544)	(1,468,984)	(319,821)
(40,405)	(1,243)	(4,908)	(1,910)	(6,316,580)	(952,569)
(1,918,096)	(182,424)	(361,675)	(111,301)	(4,856,576)	(940,829)
(3,080,022)	(1,260,646)	(645,845)	(217,760)	(24,102,036)	(3,990,171)

(1,188,269)	(7,548,878)	6,104,419	(846,807)	(225,458,912)	324,836,650

(2,861,021)	(7,022,528)	5,750,015	(1,421,521)	(258,199,461)	343,092,376

17,038,385	24,060,913	30,758,539	32,180,060	688,884,539	345,792,163
$14,177,364	$17,038,385	$36,508,554	$30,758,539	$430,685,078	$688,884,539
$4,106	$144,524	$(258,109)	$(151,096)	$(2,877,875)	$3,880,468

109

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Mid Cap		Mid Cap Value
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
From Operations
Net investment income (loss)	$607,481	$1,247,243	$1,643,920	$1,363,525
Net realized gains on investments	10,224,597	7,906,186	13,549,055	13,412,475
Net change in unrealized appreciation (depreciation) on investments	39,529,023	15,462,245	4,289,764	15,731,819
Change in Net Assets from Operations	50,361,101	24,615,674	19,482,739	30,507,819
Distributions to Shareholders from:
Net investment income, Class A	(55,665)	(48,159)	(38,804)	(31,331)
Net investment income, Class C	—	(20,002)	—	(175)
Net investment income, Class Y	(499,864)	(864,201)	(593,150)	(144,380)
Net investment income, Class Z	(3,557)	(65,114)	—	—
Net investment income, Institutional Class	(188,068)	(226,908)	(947,640)	(1,189,996)
Net realized gains, Class A	—	—	(358,204)	(41,174)
Net realized gains, Class C	—	—	(70,196)	(3,413)
Net realized gains, Class Y	—	—	(1,353,853)	(161,899)
Net realized gains, Class Z	—	—	—	—
Net realized gains, Institutional Class	—	—	(12,333,363)	(973,379)
Total Distributions	(747,154)	(1,224,384)	(15,695,210)	(2,545,747)

Net Increase (Decrease) from Share Transactions(A)	59,436,231	251,756,812	193,135,111	46,083,223

Total Increase in Net Assets	109,050,178	275,148,102	196,922,640	74,045,295

Net Assets
Beginning of period	336,933,013	61,784,911	166,772,002	92,726,707
End of period	$445,983,191	$336,933,013	$363,694,642	$166,772,002
Accumulated Net Investment Income (Loss)	$362,459	$502,132	$148,217	$51,280

(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 117-119.

See accompanying Notes to Financial Statements.

110

Statements of Changes in Net Assets (Continued)

		Touchstone
Touchstone		Sands Capital
Premium Yield		Select Growth
Equity Fund		Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2014	2013	2014	2013

$6,939,577	$4,157,850	$(48,203,007)	$(22,780,284)
10,080,991	5,407,695	370,507,684	98,941,091

7,915,835	8,349,888	414,249,592	1,053,951,091
24,936,403	17,915,433	736,554,269	1,130,111,898

(2,538,944)	(2,147,371)	—	—
(910,643)	(383,163)	—	—
(3,422,480)	(1,479,717)	—	—
—	—	—	—
—	—	—	—
—	—	(3,338,561)	—
—	—	(1,618,597)	—
—	—	(20,484,118)	—
—	—	(16,954,589)	—
—	—	—	—
(6,872,067)	(4,010,251)	(42,395,865)	—

(9,373,472)	45,274,313	134,315,820	983,088,443

8,690,864	59,179,495	828,474,224	2,113,200,341

176,823,950	117,644,455	5,440,595,385	3,327,395,044
$185,514,814	$176,823,950	$6,269,069,609	$5,440,595,385
$402,109	$257,385	$(10,152,161)	$(24,531,763)

111

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Small Cap		Small Cap
	Core Fund		Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
From Operations
Net investment income (loss)	$(1,713,269)	$18,286,539	$965,911	$728,685
Net realized gains (losses) on investments	60,635,559	12,189,370	6,848,831	5,690,013
Net change in unrealized appreciation (depreciation) on investments	16,994,276	104,824,025	(9,011,029)	2,193,049
Change in Net Assets from Operations	75,916,566	135,299,934	(1,196,287)	8,611,747
Distributions to Shareholders from:
Net investment income, Class A	(1,986,763)	(942,115)	(471,862)	(647,077)
Net investment income, Class C	(238,421)	(121,769)	(12,264)	(5,841)
Net investment income, Class Y	(4,569,477)	(2,366,301)	(88,877)	(11,057)
Net investment income, Class Z	—	—	—	—
Net investment income, Institutional Class	(8,066,410)	(3,846,773)	(380,917)	(55,956)
Net realized gains, Class A	(1,883,497)	(630,183)	—	—
Net realized gains, Class C	(436,531)	(187,197)	—	—
Net realized gains, Class Y	(3,655,120)	(1,285,170)	—	—
Net realized gains, Institutional Class	(6,236,216)	(1,967,687)	—	—
Total Distributions	(27,072,435)	(11,347,195)	(953,920)	(719,931)

Net Increase (Decrease) from Share Transactions(A)	(63,711,351)	155,238,416	35,918,484	(2,391,599)

Total Increase (Decrease) in Net Assets	(14,867,220)	279,191,155	33,768,277	5,500,217

Net Assets
Beginning of period	804,871,572	525,680,417	39,101,282	33,601,065
End of period	$790,004,352	$804,871,572	$72,869,559	$39,101,282
Accumulated Net Investment Income	$—	$12,732,836	$18,730	$—

(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 120-123.

See accompanying Notes to Financial Statements.

112

Statements of Changes in Net Assets (Continued)

		Touchstone
Touchstone		Ultra Short
Total Return		Duration Fixed
Bond Fund		Income Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2014	2013	2014	2013

$4,063,028	$4,184,919	$6,239,044	$6,025,594
(86,471)	759,500	1,454,719	558,129

3,229,980	(6,889,987)	(643,012)	(2,931,388)
7,206,537	(1,945,568)	7,050,751	3,652,335

(206,484)	(347,583)	(211,746)	(487,305)
(40,162)	(68,454)	(102,390)	(148,936)
(613,793)	(812,532)	(3,782,121)	(3,995,021)
—	—	(5,101,470)	(5,742,283)
(4,011,329)	(3,915,650)	(900,708)	(519,400)
—	(7,165)	—	—
—	(2,608)	—	—
—	(15,600)	—	—
—	(82,399)	—	—
(4,871,768)	(5,251,991)	(10,098,435)	(10,892,945)

(27,064,186)	(17,018,551)	(13,617,210)	161,736,572

(24,729,417)	(24,216,110)	(16,664,894)	154,495,962

167,307,949	191,524,059	736,121,390	581,625,428
$142,578,532	$167,307,949	$719,456,496	$736,121,390
$16,110	$19,128	$687,324	$483,808

113

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Arbitrage Fund
	For the Year
	Ended
	September 30, 2014(A)
	Shares	Dollars
Class A
Proceeds from Shares issued	9,950,955	$99,281,747
Reinvestment of distributions	—	—
Cost of Shares redeemed	(7,649,365)	(75,910,986)
Change from Class A Share Transactions	2,301,590	23,370,761
Class C
Proceeds from Shares issued	1,168,934	11,647,230
Reinvestment of distributions	—	—
Cost of Shares redeemed	(36,895)	(364,881)
Change from Class C Share Transactions	1,132,039	11,282,349
Class Y
Proceeds from Shares issued	15,352,300	153,248,950
Reinvestment of distributions	—	—
Cost of Shares redeemed	(3,482,396)	(34,581,935)
Change from Class Y Share Transactions	11,869,904	118,667,015
Institutional Class
Proceeds from Shares issued	5,485,908	54,843,892
Reinvestment of distributions	—	—
Cost of Shares redeemed	(871,962)	(8,671,518)
Change from Institutional Class Share Transactions	4,613,946	46,172,374

Change from Share Transactions	19,917,479	$199,492,499

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

See accompanying Notes to Financial Statements.

114

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Emerging Markets Equity Fund				Touchstone Global Real Estate Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

349,399	$4,146,928	567,760	$7,165,296	76,285	$845,552	16,018	$203,002
1,822	20,389	859	11,038	12,669	129,331	2,434	29,394
(751,096)	(8,760,914)	(2,521,816)	(30,327,887)	(11,552)	(126,540)	(5,770)	(70,612)
(399,875)	(4,593,597)	(1,953,197)	(23,151,553)	77,402	848,343	12,682	161,784

42,073	476,030	63,004	772,978	17,395	191,715	15,027	195,729
—	—	—	—	7,938	81,077	1,227	14,825
(118,966)	(1,322,746)	(139,031)	(1,681,976)	(8,800)	(96,687)	(1,753)	(21,164)
(76,893)	(846,716)	(76,027)	(908,998)	16,533	176,105	14,501	189,390

2,450,097	27,330,935	5,554,259	69,147,852	31,559	354,367	10,262	131,613
127,955	1,422,862	66,139	849,219	5,690	58,651	968	11,787
(5,490,496)	(63,225,764)	(11,533,129)	(134,802,684)	(5,322)	(55,823)	(1,082)	(13,362)
(2,912,444)	(34,471,967)	(5,912,731)	(64,805,613)	31,927	357,195	10,148	130,038

10,770,410	119,377,600	5,547,305	69,038,192	22,314	258,716	58,011	729,514
245,616	2,731,248	97,567	1,253,736	268,374	2,796,111	97,482	1,202,045
(9,818,030)	(112,860,767)	(8,808,133)	(109,558,550)	(484,042)	(5,624,739)	(794,809)	(9,961,649)
1,197,996	9,248,081	(3,163,261)	(39,266,622)	(193,354)	(2,569,912)	(639,316)	(8,030,090)

(2,191,216)	$(30,664,199)	(11,105,216)	$(128,132,786)	(67,492)	$(1,188,269)	(601,985)	$(7,548,878)

115

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone International Fixed Income Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2014		September 30, 2013
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	12,293	$130,596	16,493	$173,082
Reinvestment of distributions	1,588	16,322	978	10,369
Cost of Shares redeemed	(20,015)	(208,848)	(103,704)	(1,079,738)
Change from Class A Share Transactions	(6,134)	(61,930)	(86,233)	(896,287)
Class C
Proceeds from Shares issued	138	1,444	82	860
Reinvestment of distributions	418	4,261	106	1,118
Cost of Shares redeemed	(338)	(3,511)	(18,069)	(187,934)
Change from Class C Share Transactions	218	2,194	(17,881)	(185,956)
Class Y
Proceeds from Shares issued	2,338	25,000	6,268	65,563
Reinvestment of distributions	754	7,753	310	3,284
Cost of Shares redeemed	(8,147)	(84,116)	(19,170)	(200,021)
Change from Class Y Share Transactions	(5,055)	(51,363)	(12,592)	(131,174)
Class Z
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—
Institutional Class
Proceeds from Shares issued	1,668,761	17,481,749	724,214	7,530,588
Reinvestment of distributions	39,876	410,356	18,025	190,893
Cost of Shares redeemed	(1,102,296)	(11,676,587)	(703,755)	(7,354,871)
Change from Institutional Class Share Transactions	606,341	6,215,518	38,484	366,610

Change from Share Transactions	595,370	$6,104,419	(78,222)	$(846,807)

See accompanying Notes to Financial Statements.

116

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Merger Arbitrage Fund				Touchstone Mid Cap Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,878,209	$42,296,612	16,476,339	$178,699,582	1,607,880	$35,975,560	2,934,407	$58,979,293
799,051	8,581,806	161,374	1,713,795	2,129	48,558	2,767	46,590
(20,412,258)	(218,274,531)	(5,764,946)	(62,544,443)	(2,200,002)	(50,866,081)	(902,309)	(18,229,011)
(15,734,998)	(167,396,113)	10,872,767	117,868,934	(589,993)	(14,841,963)	2,034,865	40,796,872

243,767	2,595,260	2,652,836	28,292,506	785,197	17,197,751	1,184,308	23,474,769
138,877	1,462,374	28,038	294,398	—	—	1,188	19,628
(1,508,097)	(15,791,020)	(514,087)	(5,508,524)	(209,079)	(4,696,977)	(16,836)	(332,893)
(1,125,453)	(11,733,386)	2,166,787	23,078,380	576,118	12,500,774	1,168,660	23,161,504

10,667,004	115,257,589	13,887,040	151,953,961	6,434,227	146,829,608	7,222,794	147,839,291
689,761	7,445,499	84,113	895,808	10,996	251,910	10,452	176,644
(11,756,123)	(126,058,926)	(5,168,052)	(56,098,247)	(3,906,835)	(89,013,478)	(1,448,133)	(28,048,940)
(399,358)	(3,355,838)	8,803,101	96,751,522	2,538,388	58,068,040	5,785,113	119,966,995

—	—	—	—	423,307	9,357,895	1,075,444	20,667,154
—	—	—	—	157	3,557	3,892	65,114
—	—	—	—	(551,283)	(12,364,897)	(475,176)	(9,552,639)
—	—	—	—	(127,819)	(3,003,445)	604,160	11,179,629

4,951,127	53,306,003	10,203,758	111,782,109	1,648,145	37,556,817	4,283,359	86,776,327
531,575	5,752,897	82,741	882,847	4,442	101,755	13,426	226,908
(9,517,077)	(102,032,475)	(2,330,984)	(25,527,142)	(1,371,685)	(30,945,747)	(1,498,715)	(30,351,423)
(4,034,375)	(42,973,575)	7,955,515	87,137,814	280,902	6,712,825	2,798,070	56,651,812

(21,294,184)	$(225,458,912)	29,798,170	$324,836,650	2,677,596	$59,436,231	12,390,868	$251,756,812

117

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Mid Cap Value Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2014		September 30, 2013
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	324,500	$5,381,879	196,834	$2,921,752
Proceeds from Shares issued in connection with merger(A)	913,005	14,967,633	—	—
Reinvestment of distributions	25,012	387,892	5,289	71,903
Cost of Shares redeemed	(747,164)	(12,458,550)	(134,837)	(2,070,096)
Change from Class A Share Transactions	515,353	8,278,854	67,286	923,559
Class C
Proceeds from Shares issued	23,980	391,285	28,883	430,243
Proceeds from Shares issued in connection with merger(A)	75,102	1,220,480	—	—
Reinvestment of distributions	4,492	68,682	274	3,539
Cost of Shares redeemed	(26,575)	(437,861)	(6,831)	(99,683)
Change from Class C Share Transactions	76,999	1,242,586	22,326	334,099
Class Y
Proceeds from Shares issued	6,542,963	111,989,634	662,196	9,650,959
Proceeds from Shares issued in connection with merger(A)	6,892,271	113,504,503	—	—
Reinvestment of distributions	119,461	1,892,632	21,720	297,372
Cost of Shares redeemed	(1,728,316)	(28,855,210)	(764,510)	(11,720,968)
Change from Class Y Share Transactions	11,826,379	198,531,559	(80,594)	(1,772,637)
Class Z
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—
Institutional Class
Proceeds from Shares issued	4,545,432	75,400,128	4,177,025	61,381,798
Proceeds from Shares issued in connection with merger(A)	1,714,774	28,350,276	—	—
Reinvestment of distributions	841,759	13,125,594	153,077	2,137,665
Cost of Shares redeemed	(8,026,469)	(131,793,886)	(1,138,182)	(16,921,261)
Change from Institutional Class Share Transactions	(924,504)	(14,917,888)	3,191,920	46,598,202

Change from Share Transactions	11,494,227	$193,135,111	3,200,938	$46,083,223

(A) See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

118

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Premium Yield Equity Fund				Touchstone Sands Capital Select Growth Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,063,274	$19,884,099	4,062,564	$34,214,680	6,373,482	$110,334,538	19,056,484	$253,243,980
—	—	—	—	—	—	—	—
251,310	2,362,109	239,077	2,024,290	160,574	2,694,434	—	—
(7,456,862)	(70,214,159)	(3,114,647)	(26,815,297)	(16,479,495)	(288,364,437)	(7,899,233)	(106,636,148)
(5,142,278)	(47,967,951)	1,186,994	9,423,673	(9,945,439)	(175,335,465)	11,157,251	146,607,832

908,611	8,805,613	971,989	8,312,998	984,805	16,621,353	6,698,538	85,620,167
—	—	—	—	—	—	—	—
82,247	774,646	38,028	321,605	71,038	1,164,306	—	—
(559,961)	(5,291,191)	(248,618)	(2,143,028)	(2,109,370)	(35,791,274)	(1,210,228)	(16,144,024)
430,897	4,289,068	761,399	6,491,575	(1,053,527)	(18,005,615)	5,488,310	69,476,143

6,488,873	62,999,341	6,489,004	56,050,352	79,243,960	1,412,688,866	114,796,231	1,575,407,334
—	—	—	—	—	—	—	—
315,597	2,995,329	142,090	1,221,320	782,694	13,438,856	—	—
(3,331,773)	(31,689,259)	(3,242,622)	(27,912,607)	(56,640,205)	(990,118,898)	(45,712,525)	(638,267,348)
3,472,697	34,305,411	3,388,472	29,359,065	23,386,449	436,008,824	69,083,706	937,139,986

—	—	—	—	28,862,264	500,750,877	78,173,861	1,025,556,852
—	—	—	—	1,005,601	16,873,992	—	—
—	—	—	—	(36,175,701)	(625,976,793)	(90,283,128)	(1,195,692,370)
—	—	—	—	(6,307,836)	(108,351,924)	(12,109,267)	(170,135,518)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(1,238,684)	$(9,373,472)	5,336,865	$45,274,313	6,079,647	$134,315,820	73,620,000	$983,088,443

119

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Small Cap Core Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2014		September 30, 2013
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,137,776	$23,406,870	2,755,214	$49,649,792
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	179,857	3,724,471	93,286	1,512,949
Cost of Shares redeemed	(4,682,878)	(97,669,839)	(1,829,055)	(32,986,610)
Change from Class A Share Transactions	(3,365,245)	(70,538,498)	1,019,445	18,176,131
Class C
Proceeds from Shares issued	42,416	855,387	125,334	2,194,830
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	28,666	578,774	16,268	259,899
Cost of Shares redeemed	(230,065)	(4,680,435)	(179,780)	(3,150,506)
Change from Class C Share Transactions	(158,983)	(3,246,274)	(38,178)	(695,777)
Class Y
Proceeds from Shares issued	5,304,875	110,996,257	5,608,051	102,414,124
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	325,231	6,788,917	187,973	3,063,207
Cost of Shares redeemed	(3,873,708)	(80,927,924)	(3,098,592)	(54,941,383)
Change from Class Y Share Transactions	1,756,398	36,857,250	2,697,432	50,535,948
Institutional Class
Proceeds from Shares issued(B)	5,823,585	121,353,906	8,137,090	148,321,119
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	382,417	7,971,468	231,422	3,764,027
Cost of Shares redeemed	(7,427,639)	(156,109,203)	(3,526,004)	(64,863,032)
Change from Institutional Class Share Transactions	(1,221,637)	(26,783,829)	4,842,508	87,222,114

Change from Share Transactions	(2,989,467)	$(63,711,351)	8,521,207	$155,238,416

(A) See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

120

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Small Cap Value Fund
For the Year		For the Year
Ended		Ended
September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars

187,663	$4,638,930	145,731	$2,992,876
100,358	2,549,878	—	—
18,458	456,503	30,906	626,985
(466,686)	(11,448,628)	(400,091)	(8,086,608)
(160,207)	(3,803,317)	(223,454)	(4,466,747)

24,281	591,537	37,591	776,680
59,836	1,506,072	—	—
314	7,732	279	5,797
(27,353)	(660,561)	(6,389)	(139,799)
57,078	1,444,780	31,481	642,678

154,794	3,859,535	22,783	464,463
269,342	6,856,609	—	—
2,269	55,553	527	11,057
(68,791)	(1,714,797)	(1,690)	(33,553)
357,614	9,056,900	21,620	441,967

1,053,391	26,269,962	56,619	1,050,016
233,106	5,932,909	—	—
15,448	380,917	2,734	55,956
(135,191)	(3,363,667)	(5,740)	(115,469)
1,166,754	29,220,121	53,613	990,503

1,421,239	$35,918,484	(116,740)	$(2,391,599)

121

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Total Return Bond Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2014		September 30, 2013
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	114,274	$1,162,191	766,912	$8,024,153
Reinvestment of distributions	18,766	190,466	32,356	334,720
Cost of Shares redeemed	(838,745)	(8,488,953)	(562,703)	(5,800,575)
Change from Class A Share Transactions	(705,705)	(7,136,296)	236,565	2,558,298
Class C
Proceeds from Shares issued	17,872	180,777	164,043	1,728,220
Reinvestment of distributions	3,760	38,169	6,072	62,918
Cost of Shares redeemed	(105,839)	(1,071,393)	(236,519)	(2,432,808)
Change from Class C Share Transactions	(84,207)	(852,447)	(66,404)	(641,670)
Class Y
Proceeds from Shares issued	1,297,006	13,228,636	875,029	9,164,218
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	59,444	605,211	79,074	820,696
Cost of Shares redeemed	(1,410,172)	(14,348,740)	(1,831,838)	(18,762,033)
Change from Class Y Share Transactions	(53,722)	(514,893)	(877,735)	(8,777,119)
Class Z
Proceeds from Shares issued	—	—	—	—
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—
Institutional Class
Proceeds from Shares issued	1,911,209	19,401,033	3,244,273	33,351,984
Reinvestment of distributions	394,031	4,011,246	375,704	3,889,399
Cost of Shares redeemed	(4,138,214)	(41,972,829)	(4,525,810)	(47,399,443)
Change from Institutional Class Share Transactions	(1,832,974)	(18,560,550)	(905,833)	(10,158,060)

Change from Share Transactions	(2,676,608)	$(27,064,186)	(1,613,407)	$(17,018,551)

(A) See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

122

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Ultra Short Duration Fixed Income Fund
For the Year		For the Year
Ended		Ended
September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars

733,323	$6,920,969	3,764,497	$35,791,356
19,343	182,582	46,701	444,277
(3,021,468)	(28,540,488)	(3,996,637)	(38,041,490)
(2,268,802)	(21,436,937)	(185,439)	(1,805,857)

155,445	1,466,933	796,167	7,583,595
7,105	67,050	8,991	85,496
(400,339)	(3,779,651)	(574,438)	(5,469,480)
(237,789)	(2,245,668)	230,720	2,199,611

12,370,816	116,716,577	14,488,359	137,674,950
—	—	5,701,547	54,224,138
210,176	1,983,191	245,503	2,334,564
(12,930,381)	(122,034,351)	(13,993,887)	(132,971,124)
(349,389)	(3,334,583)	6,441,522	61,262,528

24,253,460	228,890,297	32,594,401	309,984,691
—	—	3,383,059	32,175,399
532,096	5,020,759	542,072	5,154,193
(22,452,531)	(211,938,045)	(31,578,863)	(300,620,937)
2,333,025	21,973,011	4,940,669	46,693,346

3,004,848	28,350,313	7,427,372	70,628,165
87,264	823,459	49,119	465,418
(4,000,850)	(37,746,805)	(1,864,515)	(17,706,639)
(908,738)	(8,573,033)	5,611,976	53,386,944

(1,431,693)	$(13,617,210)	17,039,448	$161,736,572

123

Financial Highlights

Touchstone Arbitrage Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September
30,
2014(A)
Net asset value at beginning of period	$10.00
Income (loss) from investments operations:
Net investment loss(B)	(0.10)
Net realized and unrealized losses on investments	(0.03)
Total from investment operations	(0.13)
Net asset value at end of period	$9.87
Total return(C)	(1.30)%
Ratios and supplemental data:
Net assets at end of period (000's)	$22,725
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	2.51%
Gross expenses (including dividend expense on securities sold short)(E)	2.51%
Net investment loss	(1.01)%
Portfolio turnover rate	293%

Touchstone Arbitrage Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September
30,
2014(A)
Net asset value at beginning of period	$10.00
Income (loss) from investments operations:
Net investments loss(B)	(0.17)
Net realized and unrealized losses on investments	(0.01)
Total from investment operations	(0.18)
Net asset value at end of period	$9.82
Total return(C)	(1.80)%
Ratios and supplemental data:
Net assets at end of period (000's)	$11,113
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	3.27%
Gross expenses (including dividend expense on securities sold short)(E)	3.29%
Net investment loss	(1.77)%
Portfolio turnover rate	293%

(A) Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B) The net investment loss per share is based on average shares outstanding for the period.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) The ratio of net expenses to average net assets excluding dividend expense on securities sold short for Class A is 1.67% and for Class C is 2.43% for the year ended September 30, 2014.

(E) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short for Class A is 1.67% and for Class C is 2.45% for the year ended September 30, 2014.

See accompanying Notes to Financial Statements.

124

Financial Highlights (Continued)

Touchstone Arbitrage Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
Year Ended
September
30,
2014 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss(B)	(0.07)
Net realized and unrealized losses on investments	(0.02)
Total from investment operations	(0.09)
Net asset value at end of period	$9.91
Total return	(0.90)%
Ratios and supplemental data:
Net assets at end of period (000's)	$117,589
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(C)	2.19%
Gross expenses (including dividend expense on securities sold short(D)	2.19%
Net investment loss	(0.69)%
Portfolio turnover rate	293%

Touchstone Arbitrage Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
Year Ended
September
30,
2014(A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss(B)	(0.06)
Net realized and unrealized losses on investments	(0.02)
Total from investment operations	(0.08)
Net asset value at end of period	$9.92
Total return	(0.80)%
Ratios and supplemental data:
Net assets at end of period (000's)	$47,763
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(C)	2.12%
Gross expenses (including dividend expense on securities sold short)(D)	2.12%
Net investment loss	(0.62)%
Portfolio turnover rate	293%

 (A) Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B) The net investment loss per share is based on average shares outstanding for the period.

(C) The ratio of net expenses to average net assets excluding dividend expense on securities sold short for Class Y is 1.35% and for Institutional Class is 1.28% for the year ended September 30, 2014.

(D) The ratio of gross expenses to average net assets excluding dividend expense on securities sold short for Class Y is 1.35% and for Institutional Class is 1.28% for the year ended September 30, 2014.

See accompanying Notes to Financial Statements.

125

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$11.52	$12.24	$10.69	$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.09	(B)	0.09	(B)	0.11	0.10	0.03
Net realized and unrealized gains (losses) on investments	0.09	(0.80)	1.68	(2.05)	2.65
Total from investment operations	0.18	(0.71)	1.79	(1.95)	2.68
Distributions from:
Net investment income	(0.03)	(0.01)	(0.15)	(0.02)	—
Realized capital gains	—	—	(0.09)	(0.02)	—
Total distributions	(0.03)	(0.01)	(0.24)	(0.04)	—
Net asset value at end of period	$11.67	$11.52	$12.24	$10.69	$12.68
Total return(C)	1.61%	(5.69)%	16.71%	(15.45)%	26.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$5,307	$9,843	$34,369	$26,592	$10,343
Ratio to average net assets:
Net expenses	1.69%	1.69%	1.72%	1.74%	1.74%
Gross expenses	2.20%	1.93%	1.99%	1.95%	2.25%
Net investment income	0.75%	0.71%	0.94%	0.98%	0.76%
Portfolio turnover rate	38%	25%	33	%(D)	18%	8%

Touchstone Emerging Markets Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013		2012		2011	2010(A)
Net asset value at beginning of period	$11.33		$12.13		$10.54		$12.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(—)	(B)(E)	(—)	(B)(E)	0.04		0.03	—	(E)
Net realized and unrealized gains (losses) on investments	0.10		(0.80)		1.64		(2.05)	2.58
Total from investment operations	0.10		(0.80)		1.68		(2.02)	2.58
Distributions from:
Net investment income	—		—		—	(E)	—	—
Realized capital gains	—		—		(0.09)		(0.02)	—
Total distributions	—		—		(0.09)		(0.02)	—
Net asset value at end of period	$11.43		$11.33		$12.13		$10.54	$12.58
Total return(C)	0.88%		(6.44)%		15.84%		(16.07)%	25.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,874		$3,719		$4,903		$5,417	$3,590
Ratio to average net assets:
Net expenses	2.44%		2.44%		2.47%		2.49%	2.49%
Gross expenses	3.03%		2.84%		2.85%		2.82%	2.99%
Net investment income (loss)	(0.00	)%(E)	(0.04)%		0.19%		0.21%	(0.03)%
Portfolio turnover rate	38%		25%		33	%(D)	18%	8%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Portfolio turnover excludes the purchases and sales of the Touchstone Emerging Markets Equity Fund II acquired on September 17, 2012. If these transactions were included, portfolio turnover would have been higher.
(E)	Amount rounds to less than $0.005 per share or 0.005%.

See accompanying Notes to Financial Statements.

126

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$11.54	$12.27	$10.74	$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.13	(B)	0.14	0.11	0.01
Net realized and unrealized gains (losses) on investments	0.10	(0.81)	1.70	(2.05)	2.71
Total from investment operations	0.22	(0.68)	1.84	(1.94)	2.72
Distributions from:
Net investment income	(0.13)	(0.05)	(0.22)	(0.02)	—
Realized capital gains	—	—	(0.09)	(0.02)	—
Total distributions	(0.13)	(0.05)	(0.31)	(0.04)	—
Net asset value at end of period	$11.63	$11.54	$12.27	$10.74	$12.72
Total return	1.99%	(5.45)%	17.12%	(15.21)%	27.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$105,641	$138,451	$219,717	$151,532	$13,597
Ratio to average net assets:
Net expenses	1.38%	1.37%	1.41%	1.48%	1.49%
Gross expenses	1.38%	1.35%	1.44%	1.48%	2.10%
Net investment income	1.06%	1.04%	1.25%	1.50%	0.86%
Portfolio turnover rate	38%	25%	33	%(C)	18%	8%

Touchstone Emerging Markets Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$11.55	$12.28	$10.76	$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.13	(B)	0.14	(B)	0.18	0.13	0.05
Net realized and unrealized gains (losses) on investments	0.11	(0.81)	1.67	(2.06)	2.69
Total from investment operations	0.24	(0.67)	1.85	(1.93)	2.74
Distributions from:
Net investment income	(0.15)	(0.06)	(0.24)	(0.03)	—
Realized capital gains	—	—	(0.09)	(0.02)	—
Total distributions	(0.15)	(0.06)	(0.33)	(0.05)	—
Net asset value at end of period	$11.64	$11.55	$12.28	$10.76	$12.74
Total return	2.13%	(5.43)%	17.28%	(15.18)%	27.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$234,019	$218,523	$271,186	$244,657	$125,414
Ratio to average net assets:
Net expenses	1.29%	1.29%	1.32%	1.34%	1.34%
Gross expenses	1.31%	1.29%	1.37%	1.43%	1.74%
Net investment income	1.15%	1.11%	1.34%	1.51%	1.26%
Portfolio turnover rate	38%	25%	33	%(C)	18%	8%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Emerging Markets Equity Fund II acquired on September 17, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

127

Financial Highlights (Continued)

Touchstone Global Real Estate Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.03	$11.86	$9.76	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.52	0.30	(B)	0.20	(B)	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.40	0.55	2.51	(1.10)	1.45
Total from investment operations	0.92	0.85	2.71	(0.75)	1.81
Distributions from:
Net investment income	(0.69)	(0.58)	(0.16)	(0.48)	(0.35)
Realized capital gains	(1.77)	(0.10)	(0.45)	(0.47)	—
Total distributions	(2.46)	(0.68)	(0.61)	(0.95)	(0.35)
Net asset value at end of period	$10.49	$12.03	$11.86	$9.76	$11.46
Total return(C)	9.49%	7.22%	29.15%	(7.47)%	18.54%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,375	$645	$486	$2,038	$881
Ratio to average net assets:
Net expenses	1.39%	1.39%	1.39%	1.39%	1.39%
Gross expenses	3.58%	3.73%	3.27%	3.55%	4.27%
Net investment income	4.49%	2.42%	1.87%	2.30%	2.94%
Portfolio turnover rate	53%	159%	94%	85%	107%

Touchstone Global Real Estate Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.06	$11.90	$9.80	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.41	0.21	(B)	0.12	(B)	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.43	0.54	2.52	(1.05)	1.58
Total from investment operations	0.84	0.75	2.64	(0.85)	1.75
Distributions from:
Net investment income	(0.61)	(0.49)	(0.09)	(0.38)	(0.25)
Realized capital gains	(1.77)	(0.10)	(0.45)	(0.47)	—
Total distributions	(2.38)	(0.59)	(0.54)	(0.85)	(0.25)
Net asset value at end of period	$10.52	$12.06	$11.90	$9.80	$11.50
Total return(C)	8.67%	6.35%	28.19%	(8.20)%	17.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$524	$401	$223	$116	$123
Ratio to average net assets:
Net expenses	2.14%	2.14%	2.14%	2.14%	2.14%
Gross expenses	4.91%	5.54%	7.79%	11.08%	4.60%
Net investment income	3.74%	1.67%	1.12%	1.58%	1.60%
Portfolio turnover rate	53%	159%	94%	85%	107%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

128

Financial Highlights (Continued)

Touchstone Global Real Estate Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.14	$11.97	$9.84	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.56	0.34	(B)	0.23	(B)	0.32	0.28
Net realized and unrealized gains (losses) on investments	0.40	0.54	2.54	(1.06)	1.58
Total from investment operations	0.96	0.88	2.77	(0.74)	1.86
Distributions from:
Net investment income	(0.71)	(0.61)	(0.19)	(0.48)	(0.33)
Realized capital gains	(1.77)	(0.10)	(0.45)	(0.47)	—
Total distributions	(2.48)	(0.71)	(0.64)	(0.95)	(0.33)
Net asset value at end of period	$10.62	$12.14	$11.97	$9.84	$11.53
Total return	9.80%	7.42%	29.53%	(7.27)%	18.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$580	$276	$150	$118	$129
Ratio to average net assets:
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Gross expenses	4.59%	5.95%	7.29%	9.49%	3.62%
Net investment income	4.74%	2.67%	2.12%	2.59%	2.61%
Portfolio turnover rate	53%	159%	94%	85%	107%

Touchstone Global Real Estate Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$12.26	$12.07	$9.92	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.53	0.36	(B)	0.26	(B)	0.33	0.29
Net realized and unrealized gains (losses) on investments	0.45	0.56	2.55	(1.07)	1.59
Total from investment operations	0.98	0.92	2.81	(0.74)	1.88
Distributions from:
Net investment income	(0.73)	(0.63)	(0.21)	(0.48)	(0.27)
Realized capital gains	(1.77)	(0.10)	(0.45)	(0.47)	—
Total distributions	(2.50)	(0.73)	(0.66)	(0.95)	(0.27)
Net asset value at end of period	$10.74	$12.26	$12.07	$9.92	$11.61
Total return	9.85%	7.67%	29.68%	(7.21)%	19.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$11,699	$15,716	$23,201	$2,994	$3,232
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Gross expenses	1.70%	1.54%	2.09%	3.15%	3.34%
Net investment income	4.89%	2.82%	2.27%	2.73%	2.75%
Portfolio turnover rate	53%	159%	94%	85%	107%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

129

Financial Highlights (Continued)

Touchstone International Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.45	$10.68	$10.49	$11.38	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.10	0.14	(B)	0.14	0.12
Net realized and unrealized gains (losses) on investments	(0.11)	(0.27)	0.47	0.02	1.38
Total from investment operations	0.05	(0.17)	0.61	0.16	1.50
Distributions from:
Net investment income	(0.08)	(0.02)	(0.38)	(1.00)	(0.12)
Realized capital gains	(0.14)	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.22)	(0.06)	(0.42)	(1.05)	(0.12)
Net asset value at end of period	$10.28	$10.45	$10.68	$10.49	$11.38
Total return(C)	0.48%	(1.66)%	6.24%	1.67%	15.15%
Ratios and supplemental data:
Net assets at end of period (000's)	$912	$991	$1,934	$2,555	$1,319
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Gross expenses	2.86%	2.47%	1.97%	2.18%	2.47%
Net investment income	1.48%	0.96%	1.36%	2.06%	1.39%
Portfolio turnover rate	82%	59%	56%	64%	160%

Touchstone International Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.38	$10.67	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.01	0.06	(B)	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.11)	(0.26)	0.47	(0.05)	1.37
Total from investment operations	(0.03)	(0.25)	0.53	0.08	1.42
Distributions from:
Net investment income	(0.06)	(—)	(D)	(0.30)	(0.92)	(0.05)
Realized capital gains	(0.14)	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.20)	(0.04)	(0.34)	(0.97)	(0.05)
Net asset value at end of period	$10.15	$10.38	$10.67	$10.48	$11.37
Total return(C)	(0.29)%	(2.32)%	5.37%	0.94%	14.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$231	$234	$432	$581	$407
Ratio to average net assets:
Net expenses	1.84%	1.84%	1.84%	1.84%	1.84%
Gross expenses	7.16%	6.15%	4.73%	4.53%	3.16%
Net investment income	0.73%	0.21%	0.61%	1.14%	0.59%
Portfolio turnover rate	82%	59%	56%	64%	160%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

130

Financial Highlights (Continued)

Touchstone International Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.45	$10.66	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.14	0.17	(B)	0.20	(B)	0.16
Net realized and unrealized gains (losses) on investments	(0.08)	(0.28)	0.46	(0.01)	1.37
Total from investment operations	0.08	(0.14)	0.63	0.19	1.53
Distributions from:
Net investment income	(0.08)	(0.03)	(0.41)	(1.03)	(0.16)
Realized capital gains	(0.14)	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.22)	(0.07)	(0.45)	(1.08)	(0.16)
Net asset value at end of period	$10.31	$10.45	$10.66	$10.48	$11.37
Total return	0.74%	(1.41)%	6.42%	1.97%	15.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$318	$376	$517	$721	$193
Ratio to average net assets:
Net expenses	0.84%	0.84%	0.84%	0.84%	0.84%
Gross expenses	4.40%	3.61%	2.91%	2.91%	2.50%
Net investment income	1.73%	1.21%	1.61%	1.92%	1.52%
Portfolio turnover rate	82%	59%	56%	64%	160%

Touchstone International Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$10.47	$10.67	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.21	0.14	0.18	(B)	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.12)	(0.27)	0.47	(0.02)	1.37
Total from investment operations	0.09	(0.13)	0.65	0.21	1.54
Distributions from:
Net investment income	(0.09)	(0.03)	(0.42)	(1.05)	(0.17)
Realized capital gains	(0.14)	(0.04)	(0.04)	(0.05)	—
Total distributions	(0.23)	(0.07)	(0.46)	(1.10)	(0.17)
Net asset value at end of period	$10.33	$10.47	$10.67	$10.48	$11.37
Total return	0.88%	(1.28)%	6.69%	2.11%	15.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$35,046	$29,157	$29,297	$7,931	$7,746
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Gross expenses	0.97%	1.02%	1.03%	1.41%	1.64%
Net investment income	1.88%	1.36%	1.76%	2.25%	1.67%
Portfolio turnover rate	82%	59%	56%	64%	160%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

131

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2014	2013	2012	2011(A)
Net asset value at beginning of period	$11.05	$10.65	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.13	)(B)	0.07	(B)	(0.09	)(B)	—	(C)
Net realized and unrealized gains (losses) on investments	(0.05)	0.44	0.73	0.02
Total from investment operations	(0.18)	0.51	0.64	0.02
Distributions from:
Net investment income	(0.05)	—	—	(C)	—
Realized capital gains	(0.33)	(0.11)	(0.01)	—
Total distributions	(0.38)	(0.11)	(0.01)	—
Net asset value at end of period	$10.49	$11.05	$10.65	$10.02
Total return(D)	(1.75)%	4.84%	6.35%	0.30	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$96,916	$275,858	$150,148	$260
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	2.52%	2.27%	1.96%	3.33	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	2.52%	2.27%	1.97%	28.67	%(G)
Net investment income (loss)	(1.25)%	0.65%	(0.90)%	(1.97	)%(G)
Portfolio turnover rate	271%	288%	307%	311	%(E)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.57%, 1.64%, 1.65% and 1.69% for the years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.57%, 1.64%, 1.66% and 27.03% for the years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

132

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

							Period
							Ended
	Year Ended						September
	September 30,						30,
	2014		2013		2012		2011(A)
Net asset value at beginning of period	$10.85		$10.54		$10.01		$10.00
Income (loss) from investment operations:
Net investment loss	(0.22	)(B)	(0.01	)(B)	(0.17	)(B)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.04)		0.43		0.71		0.02
Total from investment operations	(0.26)		0.42		0.54		0.01
Distributions from:
Net investment income	—		—		—	(C)	—
Realized capital gains	(0.33)		(0.11)		(0.01)		—
Total distributions	(0.33)		(0.11)		(0.01)		—
Net asset value at end of period	$10.26		$10.85		$10.54		$10.01
Total return(D)	(2.51)%		3.93%		5.56%		0.10	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$35,737		$50,001		$25,739		$254
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	3.32%		3.05%		2.74%		4.23	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	3.32%		3.05%		2.75%		29.58	%(G)
Net investment loss	(2.05)%		(0.13)%		(1.68)%		(2.74	)%(G)
Portfolio turnover rate	271%		288%		307%		311	%(E)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	The net investment loss per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 2.37%, 2.42%, 2.43% and 2.43% years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 2.37%, 2.42%, 2.44% and 27.78% for the years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

133

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
Year Ended	September
September 30,	30,
2014	2013	2012	2011(A)
Net asset value at beginning of period	$11.10	$10.68	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.10	)(B)	0.10	(B)	(0.07	)(B)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.05)	0.43	0.74	0.03
Total from investment operations	(0.15)	0.53	0.67	0.02
Distributions from:
Net investment income	(0.07)	—	—	(C)	—
Realized capital gains	(0.33)	(0.11)	(0.01)	—
Total distributions	(0.40)	(0.11)	(0.01)	—
Net asset value at end of period	$10.55	$11.10	$10.68	$10.02
Total return	(1.41)%	5.01%	6.75%	0.20	%(D)
Net assets at end of period (000's)	$178,305	$192,095	$90,741	$1,160
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.24%	2.02%	1.68%	2.74	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	2.24%	2.01%	1.70%	8.22	%(F)
Net investment income (loss)	(0.97)%	0.90%	(0.62)%	(1.65	)%(F)
Portfolio turnover rate	271%	288%	307%	311	%(D)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.29%, 1.39%, 1.37% and 1.43% for the years ended September 2014, 2013, 2012 and for the period ended 2011, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.29%, 1.38%, 1.39% and 6.91% for the years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

134

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
Year Ended	September
September 30,	30,
2014	2013	2012	2011(A)
Net asset value at beginning of period	$11.13	$10.69	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.10	)(B)	0.11	(B)	(0.06	)(B)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.05)	0.44	0.73	0.05
Total from investment operations	(0.15)	0.55	0.67	0.03
Distributions from:
Net investment income	(0.08)	—	—	(C)	—
Realized capital gains	(0.33)	(0.11)	(0.01)	—
Total distributions	(0.41)	(0.11)	(0.01)	—
Net asset value at end of period	$10.57	$11.13	$10.69	$10.03
Total return	(1.44)%	5.20%	6.75%	0.30	%(D)
Net assets at end of period (000's)	$119,727	$170,930	$79,164	$5,016
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.21%	1.91%	1.59%	1.86	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	2.20%	1.92%	1.62%	4.83	%(F)
Net investment income (loss)	(0.94)%	1.01%	(0.53)%	(1.13	)%(F)
Portfolio turnover rate	271%	288%	307%	311	%(D)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.26%, 1.28%, 1.28% and 1.28% for the years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.25%, 1.29%, 1.31% and 4.25% for the years ended September 2014, 2013, 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

135

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
Year Ended September 30,
2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.87	$16.55	$13.16	$12.67	$11.20
Income (loss) from investment operations:
Net investment income (loss)	—	(A)	0.12	(B)	0.10	(B)	(0.02)	0.29
Net realized and unrealized gains on investments	2.83	4.51	3.31	0.51	1.24
Total from investment operations	2.83	4.63	3.41	0.49	1.53
Distributions from:
Net investment income	(0.02)	(0.31)	(0.02)	—	(0.06)
Net asset value at end of period	$23.68	$20.87	$16.55	$13.16	$12.67
Total return(C)	13.57%	28.43%	25.95%	3.87%	13.72%
Ratios and supplemental data:
Net assets at end of period (000’s)	$35,513	$43,611	$905	$698	$685
Ratio to average net assets:
Net expenses	1.23%	1.21%	1.21%	1.21%	1.21%
Gross expenses	1.40%	1.50%	3.50%	3.05%	2.84%
Net investment income (loss)	0.01%	0.61%	0.66%	(0.02)%	0.34%
Portfolio turnover rate	26%	20%	152%	97%	132%

Touchstone Mid Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2014	2013		2012		2011	2010
Net asset value at beginning of period	$20.37	$16.21		$12.96		$12.58	$11.19
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.03	)(B)	(0.01	)(B)	(0.07)	(0.04)
Net realized and unrealized gains on investments	2.75	4.42		3.26		0.45	1.43
Total from investment operations	2.60	4.39		3.25		0.38	1.39
Distributions from:
Net investment income	—	(0.23)		—		—	—
Net asset value at end of period	$22.97	$20.37		$16.21		$12.96	$12.58
Total return(C)	12.76%	27.43%		25.08%		3.02%	12.42%
Ratios and supplemental data:
Net assets at end of period (000’s)	$41,433	$25,018		$962		$476	$249
Ratio to average net assets:
Net expenses	1.98%	1.96%		1.96%		1.96%	1.94%
Gross expenses	2.16%	2.37%		4.62%		4.95%	4.57%
Net investment loss	(0.75)%	(0.14)%		(0.09)%		(0.80)%	(0.40)%
Portfolio turnover rate	26%	20%		152%		97%	132%

(A)	Less than $0.005 per share.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Total return shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

136

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.98	$16.60	$13.17	$12.68	$11.25
Income from investment operations:
Net investment income	0.06	0.17	(A)	0.15	(A)	0.05	0.08
Net realized and unrealized gains on investments	2.84	4.53	3.31	0.47	1.44
Total from investment operations	2.90	4.70	3.46	0.52	1.52
Distributions from:
Net investment income	(0.05)	(0.32)	(0.03)	(0.03)	(0.09)
Net asset value at end of period	$23.83	$20.98	$16.60	$13.17	$12.68
Total return	13.83%	28.78%	26.29%	4.10%	13.58%
Ratios and supplemental data:
Net assets at end of period (000’s)	$266,446	$181,276	$47,419	$77,785	$123,493
Ratio to average net assets:
Net expenses	0.98%	0.95%	0.92%	0.96%	0.94%
Gross expenses	1.06%	1.09%	1.08%	1.06%	1.07%
Net investment income	0.26%	0.87%	0.95%	0.26%	0.71%
Portfolio turnover rate	26%	20%	152%	97%	132%

Touchstone Mid Cap Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010
Net asset value at beginning of period	$20.73	$16.45	$13.08	$12.59	$11.18
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.12	(A)	0.10	(A)	(—	)(B)	0.02
Net realized and unrealized gains on investments	2.81	4.48	3.28	0.49	1.45
Total from investment operations	2.82	4.60	3.38	0.49	1.47
Distributions from:
Net investment income	(0.01)	(0.32)	(0.01)	—	(0.06)
Net asset value at end of period	$23.54	$20.73	$16.45	$13.08	$12.59
Total return	13.58%	28.45%	25.89%	3.89%	13.20%
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,593	$12,858	$267	$934	$652
Ratio to average net assets:
Net expenses	1.23%	1.21%	1.21%	1.21%	1.19%
Gross expenses	1.55%	1.55%	3.67%	3.68%	2.14%
Net investment income (loss)	0.01%	0.61%	0.66%	(0.09)%	0.45%
Portfolio turnover rate	26%	20%	152%	97%	132%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

137

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period

Period
Ended
Year Ended	September
September 30,	30,
2014	2013	2012(A)
Net asset value at beginning of period	$20.99	$16.61	$15.36
Income from investment operations:
Net investment income	0.08	0.19	(B)	0.10	(B)
Net realized and unrealized gains on investments	2.84	4.52	1.15
Total from investment operations	2.92	4.71	1.25
Distributions from:
Net investment income	(0.06)	(0.33)	—
Net asset value at end of period	$23.85	$20.99	$16.61
Total return	13.91%	28.85%	8.14	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$90,998	$74,170	$12,231
Ratio to average net assets:
Net expenses	0.91%	0.89%	0.89	%(D)
Gross expenses	1.01%	1.07%	1.38	%(D)
Net investment income	0.33%	0.93%	0.98	%(D)
Portfolio turnover rate	26%	20%	152%

(A)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

138

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.09		$12.98	$10.86	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.05		0.10	0.09	0.09	0.12
Net realized and unrealized gains (losses) on investments	1.85		3.26	2.78	(0.72)	1.74
Total from investment operations	1.90		3.36	2.87	(0.63)	1.86
Distributions from:
Net investment income	(0.05)		(0.10)	(0.09)	(0.11)	(0.10)
Realized capital gains	(1.34)		(0.15)	(0.66)	(0.16)	—
Total distributions	(1.39)		(0.25)	(0.75)	(0.27)	(0.10)
Net asset value at end of period	$16.60		$16.09	$12.98	$10.86	$11.76
Total return(B)	12.49%		26.26%	27.55%	(5.72)%	18.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$14,029		$5,307	$3,409	$2,364	$345
Ratio to average net assets:
Net expenses	1.29%		1.29%	1.29%	1.29%	1.29%
Gross expenses	1.58%		1.75%	1.97%	2.07%	3.07%
Net investment income	0.41%		0.73%	0.77%	0.86%	1.07%
Portfolio turnover rate	85	%(C)	68%	42%	59%	45%

Touchstone Mid Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2014	2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.00	$12.92	$10.82	$11.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(—	)(D)	—	(D)	0.03	0.03
Net realized and unrealized gains (losses) on investments	1.80	3.24	2.77	(0.75)	1.75
Total from investment operations	1.76	3.24	2.77	(0.72)	1.78
Distributions from:
Net investment income (loss)	—	(0.01)	(0.01)	(0.04)	(0.04)
Realized capital gains	(1.34)	(0.15)	(0.66)	(0.16)	—
Total distributions	(1.34)	(0.16)	(0.67)	(0.20)	(0.04)
Net asset value at end of period	$16.42	$16.00	$12.92	$10.82	$11.74
Total return(B)	11.62%	25.32%	26.64%	(6.45)%	17.88%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,002	$719	$292	$204	$132
Ratio to average net assets:
Net expenses	2.04%	2.04%	2.04%	2.04%	2.04%
Gross expenses	3.05%	4.17%	7.90%	7.74%	3.86%
Net investment income (loss)	(0.34)%	(0.02)%	0.02%	0.10%	0.27%
Portfolio turnover rate	85	%(C)	68%	42%	59%	45%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Mid Cap Value Opportunities Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(D)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

139

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.15		$13.03	$10.89	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.07		0.15	0.11	0.12	0.14
Net realized and unrealized gains (losses) on investments	1.88		3.26	2.81	(0.72)	1.76
Total from investment operations	1.95		3.41	2.92	(0.60)	1.90
Distributions from:
Net investment income	(0.09)		(0.14)	(0.12)	(0.14)	(0.11)
Realized capital gains	(1.34)		(0.15)	(0.66)	(0.16)	—
Total distributions	(1.43)		(0.29)	(0.78)	(0.30)	(0.11)
Net asset value at end of period	$16.67		$16.15	$13.03	$10.89	$11.79
Total return	12.77%		26.53%	27.97%	(5.51)%	19.07%
Ratios and supplemental data:
Net assets at end of period (000’s)	$213,404		$15,782	$13,785	$4,685	$589
Ratio to average net assets:
Net expenses	1.04%		1.04%	1.04%	1.04%	1.04%
Gross expenses	1.14%		1.37%	1.46%	1.58%	3.19%
Net investment income	0.66%		0.98%	1.02%	1.20%	1.40%
Portfolio turnover rate	85	%(B)	68%	42%	59%	45%

Touchstone Mid Cap Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011	2010(A)
Net asset value at beginning of period	$16.20		$13.07	$10.92	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.13		0.16	0.13	0.16	0.10
Net realized and unrealized gains (losses) on investments	1.85		3.28	2.82	(0.75)	1.82
Total from investment operations	1.98		3.44	2.95	(0.59)	1.92
Distributions from:
Net investment income	(0.11)		(0.16)	(0.14)	(0.16)	(0.09)
Realized capital gains	(1.34)		(0.15)	(0.66)	(0.16)	—
Total distributions	(1.45)		(0.31)	(0.80)	(0.32)	(0.09)
Net asset value at end of period	$16.73		$16.20	$13.07	$10.92	$11.83
Total return	12.90%		26.71%	28.17%	(5.41)%	19.25%
Ratios and supplemental data:
Net assets at end of period (000’s)	$134,259		$144,965	$75,240	$39,808	$39,509
Ratio to average net assets:
Net expenses	0.89%		0.89%	0.89%	0.89%	0.89%
Gross expenses	1.04%		1.09%	1.12%	1.15%	1.93%
Net investment income	0.81%		1.13%	1.17%	1.21%	1.66%
Portfolio turnover rate	85	%(B)	68%	42%	59%	45%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	Portfolio turnover excludes the purchases and sales of the Touchstone Mid Cap Value Opportunities Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

140

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011	2010
Net asset value at beginning of period	$8.92		$8.11	$6.76	$6.48	$5.93
Income from investment operations:
Net investment income	0.40	(A)	0.24	0.24	0.21	0.21
Net realized and unrealized gains on investments	1.07		0.80	1.36	0.28	0.54
Total from investment operations	1.47		1.04	1.60	0.49	0.75
Distributions from:
Net investment income	(0.41)		(0.23)	(0.24)	(0.21)	(0.20)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.41)		(0.23)	(0.25)	(0.21)	(0.20)
Net asset value at end of period	$9.98		$8.92	$8.11	$6.76	$6.48
Total return(B)	16.79%		12.97%	23.98%	7.43%	12.82%
Ratios and supplemental data:
Net assets at end of period (000’s)	$45,124		$86,171	$68,780	$28,739	$22,441
Ratio to average net assets:
Net expenses	1.20%		1.20%	1.20%	1.20%	1.20%
Gross expenses	1.29%		1.29%	1.30%	1.35%	1.40%
Net investment income	4.24	%(A)	2.74%	3.26%	3.02%	3.30%
Portfolio turnover rate	26%		56%	16%	54%	29%

Touchstone Premium Yield Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011	2010
Net asset value at beginning of period	$8.90		$8.10	$6.76	$6.49	$5.93
Income from investment operations:
Net investment income	0.33	(A)	0.16	0.18	0.16	0.16
Net realized and unrealized gains on investments	1.07		0.80	1.35	0.27	0.55
Total from investment operations	1.40		0.96	1.53	0.43	0.71
Distributions from:
Net investment income	(0.33)		(0.16)	(0.18)	(0.16)	(0.15)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.33)		(0.16)	(0.19)	(0.16)	(0.15)
Net asset value at end of period	$9.97		$8.90	$8.10	$6.76	$6.49
Total return(B)	15.99%		12.03%	22.93%	6.60%	12.11%
Ratios and supplemental data:
Net assets at end of period (000’s)	$31,190		$24,009	$15,680	$7,499	$6,870
Ratio to average net assets:
Net expenses	1.95%		1.95%	1.95%	1.95%	1.95%
Gross expenses	2.02%		2.08%	2.14%	2.28%	2.23%
Net investment income	3.49	%(A)	1.99%	2.51%	2.27%	2.60%
Portfolio turnover rate	26%		56%	16%	54%	29%

(A)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A and Class C net investment income per share and ratio of net investment income to average net assets would have been lower by $0.16 and 1.70%, respectively.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

141

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011	2010
Net asset value at beginning of period	$8.90		$8.10	$6.75	$6.47	$5.92
Income from investment operations:
Net investment income	0.43	(A)	0.25	0.27	0.20	0.22
Net realized and unrealized gains on investments	1.07		0.80	1.35	0.30	0.54
Total from investment operations	1.50		1.05	1.62	0.50	0.76
Distributions from:
Net investment income	(0.43)		(0.25)	(0.26)	(0.22)	(0.21)
Return of capital	—		—	(0.01)	—	—
Total distributions	(0.43)		(0.25)	(0.27)	(0.22)	(0.21)
Net asset value at end of period	$9.97		$8.90	$8.10	$6.75	$6.47
Total return	17.13%		13.14%	24.31%	7.67%	13.14%
Ratios and supplemental data:
Net assets at end of period (000’s)	$109,201		$66,644	$33,185	$3,980	$11,540
Ratio to average net assets:
Net expenses	0.95%		0.95%	0.95%	0.95%	0.95%
Gross expenses	0.96%		1.04%	1.18%	1.25%	1.53%
Net investment income	4.49	%(A)	2.99%	3.51%	3.16%	3.77%
Portfolio turnover rate	26%		56%	16%	54%	29%

(A)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class Y net investment income per share and ratio of net investment income to average net assets would have been lower by $0.16 and 1.70%, respectively.

See accompanying Notes to Financial Statements.

142

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class A
Selected Data for a Share Outstanding

					Period
					Ended
	Year Ended				September
	September 30,				30,
	2014	2013	2012		2011(A)
Net asset value at beginning of period	$16.08	$12.65	$9.39		$9.39
Income (loss) from investment operations:
Net investment loss	(0.29)	(0.05)	(0.09	)(B)	(0.03)
Net realized and unrealized gains on investments	2.49	3.48	3.35		0.03
Total from investment operations	2.20	3.43	3.26		—
Distributions from:
Realized capital gains	(0.13)	—	—		—
Net asset value at end of period	$18.15	$16.08	$12.65		$9.39
Total return(C)	13.73%	27.11%	34.72%		0.00	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$289,506	$416,396	$186,384		$21,211
Ratio to average net assets:
Net expenses	1.31%	1.28%	1.37%		1.45	%(E)
Gross expenses	1.33%	1.37%	1.47%		1.64	%(E)
Net investment loss	(0.91)%	(0.62)%	(0.74)%		(0.94	)%(E)
Portfolio turnover rate	30%	37%	19%		19	%(D)

Touchstone Sands Capital Select Growth Fund—Class C
Selected Data for a Share Outstanding

					Period
					Ended
	Year Ended				September
	September 30,				30,
	2014	2013	2012		2011(A)
Net asset value at beginning of period	$15.74	$12.47	$9.33		$9.39
Income (loss) from investment operations:
Net investment loss	(0.32)	(0.13)	(0.17	)(B)	(0.06)
Net realized and unrealized gains on investments	2.33	3.40	3.31		—	(F)
Total from investment operations	2.01	3.27	3.14		(0.06)
Distributions from:
Realized capital gains	(0.13)	—	—		—
Net asset value at end of period	$17.62	$15.74	$12.47		$9.33
Total return(C)	12.89%	26.14%	33.66%		(0.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$203,865	$198,584	$88,931		$8,660
Ratio to average net assets:
Net expenses	2.06%	2.03%	2.12%		2.20	%(E)
Gross expenses	2.09%	2.14%	2.22%		2.56	%(E)
Net investment loss	(1.65)%	(1.37)%	(1.49)%		(1.69	)%(E)
Portfolio turnover rate	30%	37%	19%		19	%(D)

(A)	Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.
(B)	The net investment loss per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

143

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$16.44	$12.90	$9.56		$8.83	$7.34
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.02)	(0.06	)(A)	(0.14)	(0.07)
Net realized and unrealized gains on investments	2.40	3.56	3.40		0.87	1.56
Total from investment operations	2.30	3.54	3.34		0.73	1.49
Distributions from:
Realized capital gains	(0.13)	—	—		—	—
Net asset value at end of period	$18.61	$16.44	$12.90		$9.56	$8.83
Total return	14.04%	27.44%	34.94%		8.14%	20.44%
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,473,661	$2,684,731	$1,215,124		$392,464	$120,333
Ratio to average net assets:
Net expenses	1.06%	1.03%	1.11%		1.20%	1.22%
Gross expenses	1.03%	1.06%	1.18%		1.23%	1.28%
Net investment loss	(0.66)%	(0.37)%	(0.49)%		(0.68)%	(0.52)%
Portfolio turnover rate	30%	37%	19%		19%	27%

Touchstone Sands Capital Select Growth Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$16.08	$12.65	$9.39		$8.70	$7.24
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.10)	(0.08	)(A)	(0.07)	(0.04)
Net realized and unrealized gains on investments	2.37	3.53	3.34		0.76	1.50
Total from investment operations	2.20	3.43	3.26		0.69	1.46
Distributions from:
Realized capital gains	(0.13)	—	—		—	—
Net asset value at end of period	$18.15	$16.08	$12.65		$9.39	$8.70
Total return	13.73%	27.11%	34.72%		7.93%	20.17%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,302,038	$2,140,884	$1,836,957		$911,849	$540,329
Ratio to average net assets:
Net expenses	1.31%	1.28%	1.32%		1.42%	1.47%
Gross expenses	1.35%	1.37%	1.39%		1.52%	1.53%
Net investment loss	(0.90)%	(0.62)%	(0.70)%		(0.93)%	(0.79)%
Portfolio turnover rate	30%	37%	19%		19%	27%

(A)	The net investment loss per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

144

Financial Highlights (Continued)

Touchstone Small Cap Core Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012		2011		2010(A)
Net asset value at beginning of period	$19.44		$16.02	$11.94		$11.62		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(B)	0.44	0.05		(0.02)		0.02
Net realized and unrealized gains on investments	1.80		3.28	4.20		0.35		1.60
Total from investment operations	1.71		3.72	4.25		0.33		1.62
Distributions from:
Net investment income	(0.31)		(0.18)	(—	)(C)	(0.01)		—
Realized capital gains	(0.29)		(0.12)	(0.17)		(—	)(C)	—
Total distributions	(0.60)		(0.30)	(0.17)		(0.01)		—
Net asset value at end of period	$20.55		$19.44	$16.02		$11.94		$11.62
Total return(D)	8.80%		23.60%	35.86%		2.82%		16.20%
Ratios and supplemental data:
Net assets at end of period (000’s)	$60,246		$122,394	$84,539		$43,074		$50,110
Ratio to average net assets:
Net expenses	1.36%		1.34%	1.34%		1.34%		1.34%
Gross expenses	1.43%		1.53%	1.58%		1.79%		1.55%
Net investment income (loss)	(0.45)%		2.47%	0.37%		(0.10)%		0.32%
Portfolio turnover rate	17%		15%	11%		37%		29%

Touchstone Small Cap Core Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012		2011		2010(A)
Net asset value at beginning of period	$19.01		$15.69	$11.79		$11.55		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.24	)(B)	0.30	(0.01)		(0.08)		(0.02)
Net realized and unrealized gains on investments	1.75		3.22	4.08		0.32		1.57
Total from investment operations	1.51		3.52	4.07		0.24		1.55
Distributions from:
Net investment income	(0.16)		(0.08)	(—	)(C)	(—	)(C)	—
Realized capital gains	(0.29)		(0.12)	(0.17)		(—	)(C)	—
Total distributions	(0.45)		(0.20)	(0.17)		(—	)(C)	—
Net asset value at end of period	$20.07		$19.01	$15.69		$11.79		$11.55
Total return(D)	7.96%		22.69%	34.78%		2.08%		15.50%
Ratios and supplemental data:
Net assets at end of period (000’s)	$27,104		$28,685	$24,278		$11,739		$5,245
Ratio to average net assets:
Net expenses	2.12%		2.09%	2.09%		2.09%		2.09%
Gross expenses	2.17%		2.24%	2.30%		2.51%		2.57%
Net investment income (loss)	(1.20)%		1.72%	(0.38)%		(0.80)%		(0.43)%
Portfolio turnover rate	17%		15%	11%		37%		29%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment loss per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

145

Financial Highlights (Continued)

Touchstone Small Cap Core Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011		2010(A)
Net asset value at beginning of period	$19.59		$16.13	$12.00	$11.67		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(B)	0.46	0.07	0.02		0.03
Net realized and unrealized gains on investments	1.81		3.34	4.24	0.34		1.64
Total from investment operations	1.78		3.80	4.31	0.36		1.67
Distributions from:
Net investment income (loss)	(0.36)		(0.22)	(0.01)	(0.03)		—
Realized capital gains	(0.29)		(0.12)	(0.17)	(—	)(C)	—
Total distributions	(0.65)		(0.34)	(0.18)	(0.03)		—
Net asset value at end of period	$20.72		$19.59	$16.13	$12.00		$11.67
Total return	9.12%		24.01%	36.23%	3.05%		16.70%
Ratios and supplemental data:
Net assets at end of period (000’s)	$309,367		$258,024	$168,987	$58,164		$33,536
Ratio to average net assets:
Net expenses	1.06%		1.03%	1.04%	1.09%		1.09%
Gross expenses	1.08%		1.14%	1.17%	1.21%		1.31%
Net investment income (loss)	(0.15)%		2.78%	0.66%	0.21%		0.61%
Portfolio turnover rate	17%		15%	11%	37%		29%

Touchstone Small Cap Core Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013	2012	2011		2010(A)
Net asset value at beginning of period	$19.57		$16.11	$11.99	$11.65		$10.00
Income from investment operations:
Net investment income (loss)	(0.02	)(B)	0.49	0.06	0.03		0.06
Net realized and unrealized gains on investments	1.81		3.32	4.26	0.35		1.61
Total from investment operations	1.79		3.81	4.32	0.38		1.67
Distributions from:
Net investment income (loss)	(0.38)		(0.23)	(0.03)	(0.04)		(0.02)
Realized capital gains	(0.29)		(0.12)	(0.17)	(—	)(C)	—
Total distributions	(0.67)		(0.35)	(0.20)	(0.04)		(0.02)
Net asset value at end of period	$20.69		$19.57	$16.11	$11.99		$11.65
Total return	9.17%		24.13%	36.32%	3.24%		16.74%
Ratios and supplemental data:
Net assets at end of period (000’s)	$393,287		$395,770	$247,876	$43,035		$10,386
Ratio to average net assets:
Net expenses	1.01%		0.94%	0.94%	0.94%		0.94%
Gross expenses	1.04%		1.07%	1.09%	1.16%		1.32%
Net investment income (loss)	(0.10)%		2.87%	0.77%	0.36%		0.66%
Portfolio turnover rate	17%		15%	11%	37%		29%

(A)	Represents the period from commencement of operations (October 1, 2009) through September 30, 2010.
(B)	The net investment loss per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

146

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2014	2013	2012	2011(A)(B)
Net asset value at beginning of period	$22.79	$18.33	$13.85	$17.36
Income (loss) from investment operations:
Net investment income	0.36	0.41	0.21	(C)	0.22
Net realized and unrealized gains (losses) on investments	0.39	4.45	4.60	(3.57)
Total from investment operations	0.75	4.86	4.81	(3.35)
Distributions from:
Net investment income	(0.31)	(0.40)	(0.33)	(0.16)
Net asset value at end of period	$23.23	$22.79	$18.33	$13.85
Total return(D)	3.19%	26.82%	34.87%	(19.37	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$31,773	$34,826	$32,115	$37,385
Ratio to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.43	%(F)
Gross expenses	1.67%	1.78%	1.77%	1.72	%(F)
Net investment income	1.44%	1.98%	1.26%	1.97	%(F)
Portfolio turnover rate	100	%(G)(H)	98%	109%	206	%(E)

Touchstone Small Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2014	2013	2012	2011(A)
Net asset value at beginning of period	$22.61	$18.23	$13.82	$17.36
Income (loss) from investment operations:
Net investment income	0.16	0.29	0.09	(C)	0.09
Net realized and unrealized gains (losses) on investments	0.40	4.39	4.58	(3.50)
Total from investment operations	0.56	4.68	4.67	(3.41)
Distributions from:
Net investment income	(0.17)	(0.30)	(0.26)	(0.13)
Net asset value at end of period	$23.00	$22.61	$18.23	$13.82
Total return(D)	2.46%	25.90%	33.95%	(19.77	)%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,169	$841	$104	$2
Ratio to average net assets:
Net expenses	2.18%	2.18%	2.18%	2.18	%(F)
Gross expenses	3.25%	5.19%	28.35%	342.41	%(F)
Net investment income	0.69%	1.23%	0.51%	0.95	%(F)
Portfolio turnover rate	100	%(G)(H)	98%	109%	206	%(E)

(A)	Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.
(B)	Effective June 10, 2011, Class Z shares converted to Class A shares.
(C)	The net investment income per share is based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Touchstone Small Company Value Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover rate excludes securities received from a subscription-in-kind.

See accompanying Notes to Financial Statements.

147

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2014	2013	2012	2011(A)
Net asset value at beginning of period	$22.82	$18.36	$13.89	$17.36
Income (loss) from investment operations:
Net investment income	0.35	0.48	0.26	(B)	0.71
Net realized and unrealized gains (losses) on investments	0.46	4.44	4.59	(4.00)
Total from investment operations	0.81	4.92	4.85	(3.29)
Distributions from:
Net investment income	(0.38)	(0.46)	(0.38)	(0.18)
Net asset value at end of period	$23.25	$22.82	$18.36	$13.89
Total return	3.47%	27.11%	35.19%	(19.10	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$9,097	$769	$222	$2
Ratio to average net assets:
Net expenses	1.18%	1.18%	1.18%	1.18	%(D)
Gross expenses	1.65%	3.45%	22.47%	70.29	%(D)
Net investment income	1.70%	2.23%	1.51%	2.05	%(D)
Portfolio turnover rate	100	%(E)(F)	98%	109%	206	%(C)

Touchstone Small Cap Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2014	2013	2012	2011(A)
Net asset value at beginning of period	$22.81	$18.35	$13.86	$17.36
Income (loss) from investment operations:
Net investment income	0.40	0.48	0.29	(B)	0.20
Net realized and unrealized gains (losses) on investments	0.44	4.47	4.60	(3.51)
Total from investment operations	0.84	4.95	4.89	(3.31)
Distributions from:
Net investment income	(0.41)	(0.49)	(0.40)	(0.19)
Net asset value at end of period	$23.24	$22.81	$18.35	$13.86
Total return	3.59%	27.30%	35.56%	(19.23	)%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$29,831	$2,665	$1,160	$741
Ratio to average net assets:
Net expenses	1.03%	1.03%	1.03%	1.03	%(D)
Gross expenses	1.30%	1.83%	1.87%	3.59	%(D)
Net investment income	1.84%	2.38%	1.66%	2.12	%(D)
Portfolio turnover rate	100	%(E)(F)	98%	109%	206	%(C)

(A)	Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Touchstone Small Company Value Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(F)	Portfolio turnover rate excludes securities received from a subscription-in-kind.

See accompanying Notes to Financial Statements.

148

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class A†
Selected Data for a Share Outstanding Throughout Each Period††

	Year Ended September 30,				Period Ended September 30,		Period Ended March 31,
	2014	2013	2012		2011(A)		2011(B)
Net asset value at beginning of period	$10.07	$10.50	$10.13		$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.23	0.21	0.23		0.24		0.28
Net realized and unrealized gains (losses) on investments	0.22	(0.36)	0.41		0.24		(0.14	)(C)
Total from investment operations	0.45	(0.15)	0.64		0.48		0.14
Distributions from:
Net investment income	(0.29)	(0.27)	(0.27)		(0.25)		(0.39)
Realized capital gains	—	(0.01)	—		—		—
Total distributions	(0.29)	(0.28)	(0.27)		(0.25)		(0.39)
Net asset value at end of period	$10.23	$10.07	$10.50		$10.13		$9.90
Total return(D)	4.53%	(1.48)%	6.42%		5.02	%(E)	1.31	%(E)(F)
Ratios and supplemental data:
Net assets at end of period (000’s)	$5,144	$12,167	$10,210		$4,737		$7
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%		0.90	%(G)	0.65	%(G)
Gross expenses	1.25%	1.10%	1.22%		1.69	%(G)	1.75	%(G)
Net investment income	2.32%	2.07%	2.26%		4.40	%(G)	4.16	%(G)
Portfolio turnover rate	5%	35%	79	%(H)	7	%(E)	27	%(E)

†	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.
††	Per share data prior to August 1, 2011, reflects a 1.01491:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.
(A)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares were renamed Class A shares.
(B)	Represents the period from commencement of operations (August 16, 2010) through March 31, 2011.
(C)	This amount per share is a loss for the Class A shares because of the short time period since the Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Class Y shares were in operation. The loss during this period is offset by the gain in the Class Y shares during the full fiscal year to create a gain in the Net Realized and Unrealized Gain on Investments in the other classes.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Includes adjustments in accordance with U.S. generally accepted accounting principles and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of the Old Mutual Barrow Hanley Core Bond Fund acquired on April 16, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

149

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
	Year Ended				September
	September 30,				30,
	2014	2013	2012		2011(A)
Net asset value at beginning of period	$10.05	$10.49	$10.12		$10.04
Income (loss) from investment operations:
Net investment income	0.15	0.11	0.14		0.06
Net realized and unrealized gains (losses) on investments	0.22	(0.35)	0.42		0.09
Total from investment operations	0.37	(0.24)	0.56		0.15
Distributions from:
Net investment income	(0.21)	(0.19)	(0.19)		(0.07)
Realized capital gains	—	(0.01)	—		—
Total distributions	(0.21)	(0.20)	(0.19)		(0.07)
Net asset value at end of period	$10.21	$10.05	$10.49		$10.12
Total return(B)	3.75%	(2.33)%	5.63%		1.51	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,634	$2,455	$3,257		$2,587
Ratio to average net assets:
Net expenses	1.65%	1.65%	1.65%		1.65	%(D)
Gross expenses	2.47%	2.10%	2.03%		2.55	%(D)
Net investment income	1.57%	1.32%	1.51%		3.75	%(D)
Portfolio turnover rate	5%	35%	79	%(E)	7	%(C)

(A)	Represents the period from commencement of operations (August 1, 2011) through September 30, 2011.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Old Mutual Barrow Hanley Core Bond Fund acquired on April 16, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

150

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class Y†
Selected Data for a Share Outstanding Throughout Each Period††

					Period
					Ended
	Year Ended				September		Year Ended
	September 30,				30,		March 31,
	2014	2013	2012		2011(A)		2011		2010
Net asset value at beginning of period	$10.08	$10.52	$10.15		$9.86		$9.66		$8.48
Income (loss) from investment operations:
Net investment income	0.26	0.23	0.25		0.24		0.45		0.48
Net realized and unrealized gains (losses) on investments	0.22	(0.36)	0.42		0.30		0.21		1.21
Total from investment operations	0.48	(0.13)	0.67		0.54		0.66		1.69
Distributions from:
Net investment income	(0.32)	(0.30)	(0.30)		(0.25)		(0.46)		(0.51)
Realized capital gains	—	(0.01)	—		—		—		—
Total distributions	(0.32)	(0.31)	(0.30)		(0.25)		(0.46)		(0.51)
Net asset value at end of period	$10.24	$10.08	$10.52		$10.15		$9.86		$9.66
Total return	4.84%	(1.32)%	6.72%		5.29	%(B)	6.97	%(C)	20.28	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$19,397	$19,635	$29,716		$17,810		$16,512		$16,877
Ratio to average net assets:
Net expenses	0.61%	0.62%	0.58%		0.48	%(D)	0.40%		0.40%
Gross expenses	0.68%	0.71%	0.70%		1.13	%(D)	1.62%		1.56%
Net investment income	2.61%	2.34%	2.59%		4.35	%(D)	4.46%		5.10%
Portfolio turnover rate	5%	35%	79	%(E)	7	%(B)	27%		29%

†	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.
††	Per share data prior to August 1, 2011, reflects a 0.87567:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.
(A)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares.
(B)	Not annualized.
(C)	Includes adjustments in accordance with U.S. generally accepted accounting principles and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Old Mutual Barrow Hanley Core Bond Fund acquired on April 16, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

151

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
	Year Ended				September
	September 30,				30,
	2014	2013	2012		2011(A)
Net asset value at beginning of period	$10.08	$10.51	$10.14		$10.06
Income from investment operations:
Net investment income	0.27	0.25	0.22		0.08
Net realized and unrealized gains (losses) on investments	0.22	(0.36)	0.46		0.09
Total from investment operations	0.49	(0.11)	0.68		0.17
Distributions from:
Net investment income	(0.33)	(0.31)	(0.31)		(0.09)
Realized capital gains	—	(0.01)	—		—
Total distributions	(0.33)	(0.32)	(0.31)		(0.09)
Net asset value at end of period	$10.24	$10.08	$10.51		$10.14
Total return	4.96%	(1.09)%	6.81%		1.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$116,404	$133,051	$148,341		$6,386
Ratio to average net assets:
Net expenses	0.50%	0.50%	0.50%		0.50	%(C)
Gross expenses	0.60%	0.60%	0.67%		1.21	%(C)
Net investment income	2.72%	2.47%	2.66%		4.89	%(C)
Portfolio turnover rate	5%	35%	79	%(D)	7	%(B)

(A)	Represents the period from commencement of operations (August 1, 2011) through September 30, 2011.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Old Mutual Barrow Hanley Core Bond Fund acquired on April 16, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

152

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2014	2013		2012(A)
Net asset value at beginning of period	$9.45	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.06	0.09		0.09
Net realized and unrealized gains (losses) on investments	0.03	(0.04)		(0.01)
Total from investment operations	0.09	0.05		0.08
Distributions from:
Net investment income	(0.13)	(0.16)		(0.09)
Net asset value at end of period	$9.41	$9.45		$9.56
Total return(B)	0.92%	0.48%		0.85	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$10,596	$32,088		$34,228
Ratio to average net assets:
Net expenses	0.69%	0.69%		0.69	%(D)
Gross expenses	0.93%	0.83%		1.19	%(D)
Net investment income	0.79%	0.85%		1.40	%(D)
Portfolio turnover rate	142%	107	%(E)	169	%(F)

Touchstone Ultra Short Duration Fixed Income Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2014	2013		2012(A)
Net asset value at beginning of period	$9.45	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.02	0.04		0.05
Net realized and unrealized gains (losses) on investments	0.02	(0.04)		0.01
Total from investment operations	0.04	—		0.06
Distributions from:
Net investment income	(0.08)	(0.11)		(0.07)
Net asset value at end of period	$9.41	$9.45		$9.56
Total return(B)	0.42%	(0.02)%		0.62	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,272	$13,568		$11,517
Ratio to average net assets:
Net expenses	1.19%	1.19%		1.19	%(D)
Gross expenses	1.44%	1.39%		1.68	%(D)
Net investment income	0.29%	0.35%		0.90	%(D)
Portfolio turnover rate	142%	107	%(E)	169	%(F)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Touchstone Short Duration Fixed Income Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(F)	Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund and Fifth Third Short Term Bond Fund acquired on April 16, 2012 and September 10, 2012, respectively. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

153

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2014	2013		2012(A)
Net asset value at beginning of period	$9.45	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.10	0.12		0.08
Net realized and unrealized gains (losses) on investments	0.01	(0.05)		0.01
Total from investment operations	0.11	0.07		0.09
Distributions from:
Net investment income	(0.15)	(0.18)		(0.10)
Net asset value at end of period	$9.41	$9.45		$9.56
Total return	1.17%	0.74%		0.97	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$244,885	$249,250		$190,515
Ratio to average net assets:
Net expenses	0.44%	0.44%		0.44	%(C)
Gross expenses	0.49%	0.51%		0.55	%(C)
Net investment income	1.04%	1.10%		1.65	%(C)
Portfolio turnover rate	142%	107	%(D)	169	%(E)

Touchstone Ultra Short Duration Fixed Income Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013		2012		2011	2010
Net asset value at beginning of period	$9.45	$9.56		$9.58		$9.68	$9.66
Income (loss) from investment operations:
Net investment income	0.08	0.09		0.14		0.15	0.18
Net realized and unrealized gains (losses) on investment	0.01	(0.04)		0.06		(0.04)	0.06
Total from investment operations	0.09	0.05		0.20		0.11	0.24
Distributions from:
Net investment income	(0.13)	(0.16)		(0.22)		(0.21)	(0.22)
Net asset value at end of period	$9.41	$9.45		$9.56		$9.58	$9.68
Total return	0.91%	0.52%		2.10%		1.12%	2.49%
Ratios and supplemental data:
Net assets at end of period (000’s)	$401,851	$381,554		$338,669		$346,131	$236,650
Ratio to average net assets:
Net expenses	0.69%	0.65%		0.64%		0.69%	0.69%
Gross expenses	0.76%	0.73%		0.73%		0.78%	0.81%
Net Investment Income	0.79%	0.89%		1.45%		1.39%	1.69%
Portfolio turnover rate	142%	107	%(D)	169	%(E)	144%	119%

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Touchstone Short Duration Fixed Income Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(E)	Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund and Fifth Third Short Term Bond Fund acquired on April 16, 2012 and September 10, 2012, respectively. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

154

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2014	2013		2012(A)
Net asset value at beginning of period	$9.45	$9.56		$9.57
Income (loss) from investment operations:
Net investment income	0.10	0.14		0.09
Net realized and unrealized gains (losses) on investments	0.01	(0.07)		—	(B)
Total from investment operations	0.11	0.07		0.09
Distributions from:
Net investment income	(0.15)	(0.18)		(0.10)
Net asset value at end of period	$9.41	$9.45		$9.56
Total return	1.22%	0.78%		0.99	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$50,853	$59,662		$6,697
Ratio to average net assets:
Net expenses	0.39%	0.39%		0.39	%(D)
Gross expenses	0.48%	0.52%		1.23	%(D)
Net investment income	1.09%	1.15%		1.70	%(D)
Portfolio turnover rate	142%	107	%(E)	169	%(F)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Less than $0.005 per share.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of the Touchstone Short Duration Fixed Income Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.
(F)	Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Short Term Fixed Income Fund and Fifth Third Short Term Bond Fund acquired on April 16, 2012 and September 10, 2012, respectively. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

155

Notes to Financial Statements

September 30, 2014

1. Organization

The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to a Declaration of Trust dated October 25, 1993. The Trust consists of the following thirteen funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Arbitrage Fund (“Arbitrage Fund”)

Touchstone Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

Touchstone Global Real Estate Fund (“Global Real Estate Fund”)

Touchstone International Fixed Income Fund (“International Fixed Income Fund”)

Touchstone Merger Arbitrage Fund (“Merger Arbitrage Fund”)

Touchstone Mid Cap Fund (“Mid Cap Fund”)

Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”)

Touchstone Premium Yield Equity Fund (“Premium Yield Equity Fund”)

Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”)

Touchstone Small Cap Core Fund (“Small Cap Core Fund”)

Touchstone Small Cap Value Fund (“Small Cap Value Fund”)

Touchstone Total Return Bond Fund (“Total Return Bond Fund”)

Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”)

Each Fund is diversified, with the exception of the Arbitrage Fund, Global Real Estate Fund, International Fixed Income Fund, Merger Arbitrage Fund, Sands Capital Select Growth Fund and Small Cap Core Fund, each of which is non-diversified.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class C	Class Y	Class Z	Class
Arbitrage Fund	X	X	X		X
Emerging Markets Equity Fund	X	X	X		X
Global Real Estate Fund	X	X	X		X
International Fixed Income Fund	X	X	X		X
Merger Arbitrage Fund	X	X	X		X
Mid Cap Fund	X	X	X	X	X
Mid Cap Value Fund	X	X	X		X
Premium Yield Equity Fund	X	X	X
Sands Capital Select Growth Fund	X	X	X	X
Small Cap Core Fund	X	X	X		X
Small Cap Value Fund	X	X	X		X
Total Return Bond Fund	X	X	X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

156

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — Generally accepted accounting principles in the United States (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2014, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio, or sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended September 30, 2014.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended September 30, 2014, there were no transfers between Levels 1, 2 and 3 for all Funds, except as shown in the Portfolio of Investments for the Global Real Estate Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An option for which there is no mean price is valued at the last bid (long position) or ask (short positions) price and categorized in Level 1. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their most recent evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Inputs to the models may include prepayment speeds,

157

Notes to Financial Statements (Continued)

pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currency are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others.

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

Investment companies — Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Funds periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2014, the Arbitrage Fund and Merger Arbitrage Fund held securities sold short with a fair value of $73,546,012 and $149,851,989 and had securities with a fair value of $62,349,481

158

Notes to Financial Statements (Continued)

and $165,186,342 held as collateral and cash collateral of $71,007,137 and $126,934,320 for both securities sold short and written options, respectively.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of September 30, 2014, the Arbitrage Fund and Merger Arbitrage Fund held written options with a fair value of $244,815 and $722,930 and had securities with a fair value of $62,349,481 and $165,186,342 held as collateral and cash collateral of $71,007,137 and $126,934,320 for both securities sold short and written options, respectively. The Arbitrage and Merger Arbitrage Fund also held purchased options with a fair value of $1,700 and $4,855, respectively, as of September 30, 2014.

Warrants — The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards

159

Notes to Financial Statements (Continued)

include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2014, the Arbitrage Fund, the International Fixed Income Fund, and the Merger Arbitrage Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — In order to better define its contractual rights and to secure rights that will help a Funds mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Associations, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts

160

Notes to Financial Statements (Continued)

due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of September 30, 2014, the derivative assets and liabilities (by type) on a gross basis were as follows:

	Assets	Liabilities
Arbitrage Fund
Written Options	$—	$244,815
Merger Arbitrage Fund
Forward Foreign Currency Contracts	508,348	—
Written Options	—	722,930

The following table presents the Merger Arbitrage Fund’s derivative assets net of amounts available for offset under a MNA and net of the related collateral pledged to the Fund as of September 30, 2014:

Gross
	Amount of	Gross Amount Available	Non-Cash	Cash
	Recognized	for Offset in Statement	Collateral	Collateral
	Assets	of Assets and Liabilities	Pledged	Pledged	Net Amount(A)
Merger Arbitrage Fund
Forward Foreign Currency Contracts(B)	$508,348	$—	$—	$—	$508,348

The following table presents the Arbitrage Fund and Merger Arbitrage Fund’s derivative liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of September 30, 2014:

	Gross
	Amount of	Gross Amount Available	Non-Cash	Cash
	Recognized	for Offset in Statement	Collateral	Collateral
	Liabilities	of Assets and Liabilities	Pledged	Pledged	Net Amount(C)
Arbitrage Fund Written Options(D)	$244,815	$—	$(9,235)	$(235,580)	$—
Merger Arbitrage Fund Written Options(D)	722,930	—	(113,502)	(609,428)	—

(A) Net amount represents the net amount receivable from the counterparty in the event of default.

(B) Brown Brothers Harriman is the counterparty.

(C) Net amount represents the net amount payable due to the counterparty in the event of default.

(D) BTIG is the counterparty.

161

Notes to Financial Statements (Continued)

The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2014:

Fair Value of Derivative Investments
As of September 30, 2014
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Arbitrage Fund	Forward-Foreign Currency Exchange Contracts*	$87,990	$—
	Purchased Options-Equity Contracts**	1,700	—
	Written Options-Equity Contracts***	—	244,815
International Fixed Income Fund	Forward-Foreign Currency Exchange Contracts*	1,682,933	1,201,480
Merger Arbitrage Fund	Forward-Foreign Currency Exchange Contracts*	508,348	—
	Purchased Options-Equity Contracts**	4,855	—
	Written Options-Equity Contracts***	—	722,930

* Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts, respectively.

** Statements of Assets and Liabilities Location: Non-affiliated securities, at market value.

*** Statements of Assets and Assets and Liabilities Location: Written options at market value.

The following table sets forth the operations of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2014:

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended September 30, 2014
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Arbitrage Fund	Forward-Foreign Currency Exchange Contracts*	$185,384	$87,990
	Purchased Options-Equity Contracts**	(110,909)	(53,238)
	Written Options-Equity Contracts***	2,335	(130,020)
International Fixed Income Fund	Forward-Foreign Currency Exchange Contracts*	(322,892)	839,681
Merger Arbitrage Fund	Forward-Foreign Currency Exchange Contracts*	705,101	564,022
	Purchased Options-Equity Contracts**	(365,488)	(387,217)
	Written Options-Equity Contracts***	12,661	(124,796)

* Statements of Operations Location: Net realized gains (losses) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency transactions, respectively.

** Statements of Operations Location: Net realized gains (losses) from non-affiliated securities and net change in unrealized appreciation (depreciation) on investments, respectively.

*** Statements of Operations Location: Net realized gains (losses) on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

162

Notes to Financial Statements (Continued)

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

		International	Merger
	Arbitrage	Fixed Income	Arbitrage
Fund	Fund	Fund	Fund
Equity contracts:
Purchased Options - Cost	$76,104	$—	$558,851
Written Options - Proceeds	$84,370	$—	$598,961
Forward Foreign currency exchange contracts:
Average number of contracts	6	13	6
Average U.S. dollar amount purchased	$4,934,651	$17,422,171	$26,108,503
Average U.S. dollar amount sold	$733,782	$14,733,870	$1,863,636

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of September 30, 2014, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Emerging Markets Equity Fund	$3,651,350	$3,864,165
Global Real Estate Fund	648,399	669,430
Mid Cap Fund	29,812,639	30,511,526
Mid Cap Value Fund	10,091,629	10,356,915
Sands Capital Select Growth Fund	143,412,285	147,741,989
Small Cap Core Fund	69,629,173	71,468,812
Small Cap Value Fund	6,513,533	6,717,511

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. A lending Fund retains the interest or dividends on the investment of any cash received as collateral. The lending Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the lending Fund. The lending Fund has the right under the lending agreement to recover the securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount

163

Notes to Financial Statements (Continued)

sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds (except the International Fixed Income Fund, Total Return Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). The maximum offering price per share of Class A shares of the International Fixed Income Fund and Total Return Bond Fund is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, Z, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Arbitrage Fund, Emerging Markets Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, and Small Cap Core Fund distribute their income, if any, annually, as a dividend to shareholders. The Global Real Estate Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The International Fixed Income Fund, Premium Yield Equity Fund, and Total Return Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the

164

Notes to Financial Statements (Continued)

Funds’ net investment income that invest in underlying funds is affected by the timing of dividend declarations by those underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and Touchstone Tax-Free Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2014:

		Emerging	Global	International	Merger
	Arbitrage	Markets Equity	Real Estate	Fixed Income	Arbitrage
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$615,475,548	$134,479,935	$7,726,511	$30,927,545	$1,451,559,846
Proceeds from sales and maturities	$429,734,941	$160,348,741	$8,997,491	$25,058,539	$1,689,837,076

		Mid Cap	Premium Yield	Sands Capital
	Mid Cap	Value	Equity	Select Growth
	Fund	Fund*	Fund	Fund
Purchases of investment securities	$165,532,237	$215,498,664	$61,026,191	$1,765,808,213
Proceeds from sales and maturities	$107,821,342	$194,385,348	$41,221,354	$1,816,899,486

	Small Cap	Small Cap	Total Return	Ultra Short
	Core	Value	Bond	Duration Fixed
	Fund	Fund**	Fund	Income Fund
Purchases of investment securities	$143,943,571	$59,993,080	$6,047,853	$813,722,084
Proceeds from sales and maturities	$229,093,426	$64,221,889	$25,023,768	$899,500,332

* The cost of purchases and proceeds from sales on the Mid Cap Value Fund excludes the purchases and sales of the Acquired Fund (See Note 11). If these transactions were included, purchases and sales would have been higher.

** The Small Cap Value Fund had a subscription-in-kind on March 21, 2014, which resulted in a subscription into the Fund of $24,800,570 and is excluded from the Purchases of Investment Securities. The subscription was comprised of securities and cash in the amounts of $24,652,457 and $148,113, respectively. The cost of purchases and proceeds from sales on the Small Cap Value Fund excludes the purchases and sales of the Acquired Fund (See Note 11). If these transactions were included, purchases and sales would have been higher.

For the year ended September 30, 2014, purchases and proceeds from sales and maturities in U.S. Government Securities were $0 and $214,563 for the International Fixed Income Fund, $1,083,949 and $12,333,922 for

165

Notes to Financial Statements (Continued)

the Total Return Bond Fund and $71,746,498 and $95,470,294 for the Ultra Short Duration Fixed Income Fund, respectively.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee will also receive compensation for each board meeting and committee meeting attended. Each standing committee chair will receive additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $157,247 for the year ended September 30, 2014.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Arbitrage Fund	1.05% on the first $500 million
1.00% on the next $500 million
0.95% of such assets in excess of $1 billion
Emerging Markets Equity Fund	1.05% on the first $200 million
1.00% on the next $200 million
0.90% of such assets in excess of $400 million
Global Real Estate Fund	0.80%
International Fixed Income Fund	0.55% on the first $100 million
0.50% on the next $150 million
0.45% of such assets in excess of $250 million
Merger Arbitrage Fund	1.05%
Mid Cap Fund	0.80% on the first $500 million
0.75% on the next $500 million
0.70% of such assets in excess of $1 billion

166

Notes to Financial Statements (Continued)

Mid Cap Value Fund	0.85% on the first $100 million
0.80% on the next $300 million
0.75% of such assets in excess of $400 million
Premium Yield Equity Fund	0.70% on the first $100 million
0.65% of such assets in excess of $100 million
Sands Capital Select Growth Fund	0.85% on the first $1 billion
0.80% on the next $500 million
0.75% on the next $500 million
0.70% of such assets in excess of $2 billion
Small Cap Core Fund	0.85%
Small Cap Value Fund	0.90%
Total Return Bond Fund	0.35%
Ultra Short Duration Fixed Income Fund	0.25%

In addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund’s benchmark index, for the preceding twelve month period, as follows:

			Annual	Highest / Lowest
	Benchmark	Benchmark	Adjustment	Possible Advisory
	Index	Threshold	Rate	Fee
Sands Capital Select Growth Fund	Russell 1000 Growth Index	+/-2.50%	+/-0.15%	1.00% / 0.55%

For the year ended September 30, 2014, the Advisor’s base fee was increased by $4,345,643 as a result of the performance fee adjustment.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

AGF Investments America, Inc.	GAM International Management Limited
Emerging Markets Equity Fund	International Fixed Income Fund

Forum Securities Limited	Lee Munder Capital Group LLC
Global Real Estate Fund	Mid Cap Value Fund

DePrince, Race & Zollo, Inc.	The London Company
Small Cap Value Fund	Small Cap Core Fund
Mid Cap Fund

EARNEST Partners LLC	Longfellow Investment Management Co.
Total Return Bond Fund	Arbitrage Fund
Merger Arbitrage Fund

Fort Washington Investment Advisors, Inc.*	Miller/Howard Investments, Inc.
Ultra Short Duration Fixed Income Fund	Premium Yield Equity Fund

Sands Capital Management, LLC
Sands Capital Select Growth Fund

*Affiliate of the Advisor and wholly-owned indirect subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

167

Notes to Financial Statements (Continued)

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend and interest expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

					Institutional
	Class A	Class C	Class Y	Class Z	Class
Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Emerging Markets Equity Fund	1.69%	2.44%	1.44%	—	1.29%
Global Real Estate Fund	1.39%	2.14%	1.14%	—	0.99%
International Fixed Income Fund	1.09%	1.84%	0.84%	—	0.69%
Merger Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Mid Cap Fund	1.24%	1.99%	0.99%	1.24%	0.92%
Mid Cap Value Fund	1.29%	2.04%	1.04%	—	0.89%
Premium Yield Equity Fund	1.20%	1.95%	0.95%	—	—
Small Cap Core Fund	1.38%	2.13%	1.13%	—	1.05%
Small Cap Value Fund	1.38%	2.13%	1.13%	—	0.98%
Total Return Bond Fund	0.90%	1.65%	0.65%	—	0.50%
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.44%	0.69%	0.39%

These expense limitations will remain in effect for all Funds through at least January 29, 2015 except for Mid Cap Value Fund and Small Cap Value Fund, which will remain in effect until at least March 23, 2015.

Prior to January 29, 2014 for the Mid Cap Fund and Small Cap Core Fund, and prior to November 29, 2013 for the Small Cap Value Fund, the expense limitations were as follows:

					Institutional
	Class A	Class C	Class Y	Class Z	Class
Mid Cap Fund	1.21%	1.96%	0.96%	1.21%	0.89%
Small Cap Core	1.34%	2.09%	1.09%	—	0.94%
Small Cap Value Fund	1.43%	2.18%	1.18%	—	1.03%

The Advisor has agreed to limit certain Funds’ other operating expenses (“Other Expenses”) to the following levels which will remain in effect though at least January 29, 2015.

	Class A	Class C	Class Y	Class Z
Sands Capital Select Growth Fund	0.25%	0.25%	0.25%	0.25%

168

Notes to Financial Statements (Continued)

During the year ended September 30, 2014, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds as follows:

	Investment		Other
	Advisory	Administration	Operating
	Fees	Fees	Expenses
	Waived	Waived	Reimbursed	Total
Arbitrage Fund	$—	$—	$2,497	$2,497
Emerging Markets Equity Fund	—	9,285	95,388	104,673
Global Real Estate Fund	70,058	23,494	37,738	131,290
International Fixed Income Fund	29,485	55,727	47,974	133,186
Mid Cap Fund	—	305,678	162,027	467,705
Mid Cap Value Fund	—	301,330	58,086	359,416
Premium Yield Equity Fund	—	—	82,007	82,007
Sands Capital Select Growth Fund	—	—	1,033,092	1,033,092
Small Cap Core Fund	—	243,573	49,509	293,082
Small Cap Value Fund	21,575	99,095	60,830	181,500
Total Return Bond Fund	—	104,694	72,268	176,962
Ultra Short Duration Fixed Income Fund	—	352,488	156,912	509,400

Under the terms of the Expense Limitations Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

As of September 30, 2014, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	September	September	September
	30,	30,	30,
Fund	2015	2016	2017	Total
Arbitrage Fund	$—	$—	$1,355	$1,355
Emerging Markets Equity Fund	97,952	—	67,176	165,128
Global Real Estate Fund	67,941	143,253	125,217	336,411
International Fixed Income Fund	34,638	131,781	128,401	294,820
Mid Cap Fund	90,758	256,834	380,034	727,626
Mid Cap Value Fund	113,957	263,536	328,349	705,842
Premium Yield Equity Fund	32,094	45,482	10,470	88,046
Sands Capital Select Growth Fund	375,482	1,634,944	1,033,092	3,043,518
Small Cap Core Fund	313,523	789,388	243,573	1,346,484
Small Cap Value Fund	87,517	130,886	148,793	367,196
Total Return Bond Fund	$126,307	$163,756	$143,600	$433,663
Ultra Short Duration Fixed Income Fund	300,036	470,719	456,994	1,227,749

For the year ended September 30, 2014, the Advisor recouped previously waived fees or reimbursed expenses from the Merger Arbitrage Fund, Mid Cap Value Fund and Sands Capital Select Growth Fund of $20,195, $26,887 and $889,047, respectively.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily

169

Notes to Financial Statements (Continued)

NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $17 per sub-account maintained by the intermediary.The Funds currently only reimburse the Advisor up to $17 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDERS SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund (except the Ultra Short Duration Fixed Income Fund) pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets for at least one year from January 30, 2014. Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee of up to 0.25% of average daily net assets that are attributed to Class Z shares.

170

Notes to Financial Statements (Continued)

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended September 30, 2014:

Fund	Amount
Arbitrage Fund	$193,380
Emerging Markets Equity Fund	1,760
Global Real Estate Fund	2,759
International Fixed Income Fund	61
Merger Arbitrage Fund	1,591
Mid Cap Fund	31,296
Mid Cap Value Fund	9,109
Premium Yield Equity Fund	19,001
Sands Capital Select Growth Fund	37,402
Small Cap Core Fund	2,338
Small Cap Value Fund	1,286
Total Return Bond Fund	1,394
Ultra Short Duration Fixed Income Fund	653

In addition, the Underwriter collected CDSC on the redemption of Class Y shares for the Merger Arbitrage Fund of $10 and collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended September 30, 2014:

Fund	Amount
Arbitrage Fund	$758
Emerging Markets Equity Fund	101
Merger Arbitrage Fund	1,249
Mid Cap Fund	2,601
Mid Cap Value Fund	95
Premium Yield Equity Fund	1,388
Sands Capital Select Growth Fund	3,974
Small Cap Core Fund	129
Small Cap Value Fund	400
Total Return Bond Fund	42
Ultra Short Duration Fixed Income Fund	13

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

171

Notes to Financial Statements (Continued)

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2014, is as follows:

	Share Activity
	Balance			Balance		Value
	09/30/13	Purchases	Sales	09/30/14	Dividends	09/30/14
Arbitrage Fund	—	439,838,331	(425,540,820)	14,297,511	$2,230	$14,297,511
Emerging Markets Equity Fund	37	131,468,699	(129,065,218)	2,403,518	1,027	2,403,518
Global Real Estate Fund	284,605	5,009,200	(5,183,840)	109,965	8	109,965
International Fixed Income Fund	2,884,332	22,532,358	(22,746,066)	2,670,624	298	2,670,624
Merger Arbitrage Fund	49,682,768	1,009,037,354	(1,024,689,091)	34,031,031	10,658	34,031,031
Mid Cap Fund	6,589,029	137,819,973	(139,506,574)	4,902,428	621	4,902,428
Mid Cap Value Fund	1,574,222	227,987,894	(225,049,922)	4,512,194	469	4,512,194
Premium Yield Equity Fund	1,806,138	79,860,011	(77,745,707)	3,920,442	414	3,920,442
Sands Capital Select Growth Fund	107,983,851	1,558,416,687	(1,432,065,317)	234,335,221	12,634	234,335,221
Small Cap Core Fund	10,153,738	190,451,997	(190,317,114)	10,288,621	1,090	10,288,621
Small Cap Value Fund	578,313	28,050,875	(28,502,460)	126,728	131	126,728
Total Return Bond Fund	43,862	39,963,737	(36,719,461)	3,288,138	219	3,288,138
Ultra Short Duration Fixed Income Fund	22,462,434	1,330,745,808	(1,352,631,627)	576,615	3,280	576,615

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2014 and 2013 was as follows:

	Emerging Markets		Global Real		International Fixed
	Equity Fund		Estate Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013	2014	2013
From ordinary income	$4,192,683	$2,155,832	$2,399,277	$1,130,389	$309,325	$160,195
From long-term capital gains	—	—	680,745	130,257	336,520	57,565
	$4,192,683	$2,155,832	$3,080,022	$1,260,646	$645,845	$217,760

	Merger Arbitrage		Mid Cap		Mid Cap
	Fund		Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013	2014	2013
From ordinary income	$24,102,036	$3,990,135	$747,154	$1,224,384	$6,818,543	$1,756,707
From long-term capital gains	—	36	—	—	8,876,667	789,040
	$24,102,036	$3,990,171	$747,154	$1,224,384	$15,695,210	$2,545,747

172

Notes to Financial Statements (Continued)

	Premium Yield		Sands Capital		Small Cap
	Equity Fund		Select Growth Fund		Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013	2014	2013
From ordinary income	$6,872,067	$4,010,251	$13,643,843	$—	$14,861,071	$7,220,554
From long-term capital gains	—	—	28,752,022	—	12,211,364	4,126,641
	$6,872,067	$4,010,251	$42,395,865	$—	$27,072,435	$11,347,195

	Small Cap		Total Return		Ultra Short Duration
	Value Fund		Bond Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013	2014	2013
From ordinary income	$953,920	$719,931	$4,871,768	$5,144,219	$10,124,310	$10,888,038
From long-term capital gains	—	—	—	107,772	—	—
	$953,920	$719,931	$4,871,768	$5,251,991	$10,124,310	$10,888,038

 The following information is computed on a tax basis for each item as of September 30, 2014:

		Emerging	Global	International
	Arbitrage	Markets Equity	Real Estate	Fixed Income	Merger
	Fund	Fund	Fund	Fund	Arbitrage Fund
Tax cost of portfolio investments	$201,955,278	$352,351,829	$15,381,664	$36,165,440	$452,653,776
Gross unrealized appreciation	6,565,443	31,048,216	652,547	489,104	15,795,364
Gross unrealized depreciation	(3,892,587)	(33,084,844)	(1,109,690)	(2,071,895)	(13,530,151)
Net unrealized appreciation (depreciation) on investments	2,672,856	(2,036,628)	(457,143)	(1,582,791)	2,265,213
Net unrealized appreciation (depreciation) on written options	(130,020)	—	—	—	(125,496)
Net unrealized appreciation (depreciation) on securities sold short	(4,704,096)	—	—	—	(10,294,846)
Net unrealized appreciation (depreciation) on foreign currency transactions	—	(34,790)	(616)	(94,168)	—
Accumulated capital losses	—	(31,273,805)	(206,567)	—	—
Qualified late-year losses	(430,199)	—	—	—	(2,425,764)
Other temporary differences	—	(4,627)	—	(269,200)	—
Undistributed ordinary income	—	3,093,372	206,174	799,400	—
Undistributed capital gains	288,416	—	—	787,289	1,565,830
Accumulated earnings (deficit)	$(2,303,043)	$(30,256,478)	$(458,152)	$(359,470)	$(9,015,063)

			Premium	Sands Capital
		Mid Cap Value	Yield Equity	Select Growth
	Mid Cap Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$413,184,803	$340,595,074	$153,843,821	$4,249,861,996
Gross unrealized appreciation	71,795,937	37,297,708	35,051,711	2,248,105,314
Gross unrealized depreciation	(9,921,160)	(4,659,134)	(5,720,860)	(77,262,851)
Net unrealized appreciation (depreciation) on investments	61,874,777	32,638,574	29,330,851	2,170,842,463
Accumulated capital losses	(136,441,960)	—	—	—
Qualified late-year losses	—	—	—	(10,152,161)
Undistributed ordinary income	362,459	8,689,701	35,689	—
Undistributed capital gains	—	4,874,115	8,856,906	295,516,180
Accumulated earnings (deficit)	$(74,204,724)	$46,202,390	$38,223,446	$2,456,206,482

173

Notes to Financial Statements (Continued)

				Ultra Short
			Total	Duration
	Small Cap Core	Small Cap Value	Return Bond	Fixed Income
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$673,838,091	$84,288,759	$140,096,095	$732,931,226
Gross unrealized appreciation	204,173,840	1,954,687	2,653,351	2,041,007
Gross unrealized depreciation	(17,033,365)	(5,807,472)	(1,344,977)	(3,332,605)
Net unrealized appreciation (depreciation) on investments	187,140,475	(3,852,785)	1,308,374	(1,291,598)
Accumulated capital losses	—	(5,851,728)	(1,099,002)	(21,782,359)
Qualified late-year losses	—	—	—	—
Undistributed ordinary income	4,376,510	16,837	16,110	838,377
Undistributed capital gains	51,725,500	2,812,169	—	—
Other temporary differences	—	—	—	(151,053)
Accumulated earnings (deficit)	$243,242,485	$(6,875,507)	$225,482	$(22,386,633)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment companies, and real estate investment trusts.

As of September 30, 2014, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Short Term Expiring On					No Expiration	No Expiration
	2015	2016	2017	2018	2019	Short Term*	Long Term*	Total
Emerging Markets Equity Fund	$—	$—	$—	$—	$—	$5,505,800	$25,768,005	$31,273,805
Global Real Estate Fund	—	—	—	—	—	206,567	—	206,567
Mid Cap Fund	—	—	65,641,168	70,800,792	—	—	—	136,441,960
Small Cap Value Fund**	—	—	—	5,851,728	—	—	—	5,851,728
Total Return Bond Fund	—	—	—	—	—	348,708	750,294	1,099,002
Ultra Short Duration Fixed Income Fund**	460,138	1,769,310	3,231,117	3,336,624	933,830	5,610,590	6,440,750	21,782,359

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending September 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

** May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following Funds had capital losses expiring in the current year as follows:

Fund	Amount
Small Cap Value Fund	$12,232,585
Ultra Short Duration Fixed Income Fund	1,223,321

174

Notes to Financial Statements (Continued)

During the year ended September 30, 2014, the following Funds utilized capital loss carryforwards:

Fund	Amount
Mid Cap Fund	$9,883,013
Mid Cap Value Fund	1,604
Premium Yield Equity Fund	997,681
Small Cap Value Fund	3,911,536

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2014, the Funds elected to defer the following losses:

	Realized	Realized
	Short-Term	Long-Term
	Capital	Capital	Ordinary
Fund	Losses	Losses	Losses
Arbitrage Fund	$—	$—	$430,199
Merger Arbitrage Fund	—	—	2,425,764
Sands Capital Select Growth Fund	—	—	10,152,161

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2011 through 2014) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of net investment losses, foreign currency gains/losses, gains/losses and dividend expenses on short sales, paydown gains/losses on mortgage backed securities, gains/losses on passive foreign investment companies, gains/losses on real estate investment trusts, reclassification of distributions, expiration of prior year capital loss carryovers and carryovers of temporary differences due to mergers have been made to the following Funds for the year ended September 30, 2014:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Arbitrage Fund	$—	$878,599	$(879,599)
Emerging Markets Equity Fund	—	(382,393)	382,393
Global Real Estate Fund	—	126,428	(126,428)
International Fixed Income Fund	—	(487,799)	487,799
Merger Arbitrage Fund	—	4,046,604	(4,046,604)
Mid Cap Value Fund	315,045	32,611	(347,656)
Premium Yield Equity Fund	(56,005)	77,214	(21,209)
Sands Capital Select Growth Fund	(24,531,763)	62,582,609	(38,050,846)
Small Cap Core Fund	—	3,841,504	(3,841,504)
Small Cap Value Fund	(12,111,155)	6,739	12,104,416
Total Return Bond Fund	—	805,722	(805,722)
Ultra Short Duration Fixed Income Fund	(1,223,321)	4,062,907	(2,839,586)

6. Commitments and Contingencies

The Funds indemnify theTrust’s officers andTrustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’

175

Notes to Financial Statements (Continued)

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risk Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

9. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

10. Risks Associated with Interest Rate Changes

As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s net asset value.

176

Notes to Financial Statements (Continued)

11. Fund Mergers

Ultra Short Duration Fixed Income Fund:

At a meeting held on February 21, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Short Duration Fixed Income Fund to the Touchstone Ultra Short Duration Fixed Income Fund. The tax-free merger took place on May 17, 2013.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
			Touchstone	Touchstone
	Touchstone		Ultra Short	Ultra Short
	Short Duration		Duration Fixed	Duration Fixed
	Fixed Income		Income	Income
	Fund		Fund	Fund
Class A
Shares	—		3,063,023	3,063,023
Net Assets	$—		$29,132,648	$29,132,648
Net Asset Value	$—		$9.51	$9.51
Class C
Shares	—		1,368,854	1,368,854
Net Assets	$—		$13,019,007	$13,019,007
Net Asset Value	$—		$9.51	$9.51
Class Y
Shares	5,701,547	(A)	24,121,448	29,822,995
Net Assets	$54,224,138		$229,404,605	$283,628,743
Net Asset Value	$9.51	(A)	$9.51	$9.51
Class Z
Shares	3,383,059	(B)	30,860,998	34,244,057
Net Assets	$32,175,399		$293,510,258	$325,685,657
Net Asset Value	$9.51	(B)	$9.51	$9.51
Institutional Class
Shares	—		1,594,529	1,594,529
Net Assets	$—		$15,157,886	$15,157,886
Net Asset Value	$—		$9.51	$9.51
Fund Total
Shares Outstanding	8,850,001		61,008,852	70,093,458
Net Assets	$86,399,537		$580,224,404	$666,623,941
Unrealized Appreciation (Depreciation)	$532,720		$1,038,890	$1,571,610

(A) Reflects a 1.0264:1 reverse stock split which occurred on the date of reorganization, May 17, 2013.

(B) Reflects a 1.0268:1 reverse stock split which occurred on the date of reorganization, May 17, 2013.

Assuming the reorganization had been completed on October 1, 2012, the Ultra Short Duration Fixed Income Fund results of operations for the year ended September 30, 2013 would have been as follows:

Net investment income	$7,043,481
Net realized and unrealized losses on investments	(2,385,142)
Net increase in net assets from operations	$4,658,339

177

Notes to Financial Statements (Continued)

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Ultra Short Duration Fixed Income Fund that have been included in its statement of operations since the reorganization.

Mid Cap Value Fund:

At a meeting held on November 21, 2013, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Mid Cap Value Opportunities Fund to the Touchstone Mid Cap Value Fund. The tax-free merger took place on March 21, 2014.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Touchstone
	Mid Cap Value		Touchstone	Touchstone
	Opportunities		Mid Cap Value	Mid Cap Value
	Fund		Fund	Fund
Class A
Shares	913,005	(A)	299,971	1,212,976
Net Assets	$14,967,633		$4,917,666	$19,885,299
Net Asset Value	$16.39	(A)	$16.39	$16.39
Class C
Shares	75,102	(B)	59,134	134,236
Net Assets	$1,220,480		$960,982	$2,181,462
Net Asset Value	$16.25	(B)	$16.25	$16.25
Class Y
Shares	6,892,271	(C)	1,016,962	7,909,233
Net Assets	$113,504,503		$16,747,761	$130,252,264
Net Asset Value	$16.47	(C)	$16.47	$16.47
Institutional Class
Shares	1,714,774	(D)	6,203,932	7,918,706
Net Assets	$28,350,276		$102,569,628	$130,919,904
Net Asset Value	$16.53	(D)	$16.53	$16.53
Fund Total
Shares Outstanding	18,645,593		7,579,999	17,175,151
Net Assets	$158,042,892		$125,196,037	$283,238,929
Unrealized Appreciation (Depreciation)	$8,366,217		$27,879,439	$36,245,656

(A) Reflects a 0.5137:1 stock split which occurred on the date of reorganization, March 21, 2014.

(B) Reflects a 0.5117:1 stock split which occurred on the date of reorganization, March 21, 2014.

(C) Reflects a 0.5152:1 stock split which occurred on the date of reorganization, March 21, 2014.

(D) Reflects a 0.5128:1 stock split which occurred on the date of reorganization, March 21, 2014.

178

Notes to Financial Statements (Continued)

Assuming the reorganization had been completed on October 1, 2013, the Mid Cap Value Fund results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$2,123,962
Net realized and unrealized gains on investments	39,656,887
Net increase in net assets from operations	$41,780,849

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Mid Cap Value Fund that have been included in its statement of operations since the reorganization.

Small Cap Value Fund:

At a meeting held on November 21, 2013, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Small Company Value Fund to the Touchstone Small Cap Value Fund. The tax-free merger took place on March 21, 2014.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization.

	Before Reorganization			After Reorganization
	Touchstone		Touchstone	Touchstone
	Small Company		Small Cap Value	Small Cap Value
	Value Fund		Fund	Fund
Class A
Shares	100,358	(A)	1,405,942	1,506,300
Net Assets	$2,549,878		$35,722,061	$38,271,939
Net Asset Value	$25.41	(A)	$25.41	$25.41
Class C
Shares	59,836	(B)	30,879	90,715
Net Assets	$1,506,072		$777,242	$2,283,314
Net Asset Value	$25.17	(B)	$25.17	$25.17
Class Y
Shares	269,342	(C)	42,705	312,047
Net Assets	$6,856,609		$1,087,134	$7,943,743
Net Asset Value	$25.46	(C)	$25.46	$25.46
Institutional Class
Shares	233,106	(D)	1,112,220	1,345,326
Net Assets	$5,932,909		$28,307,741	$34,240,650
Net Asset Value	$25.45	(D)	$25.45	$25.45
Fund Total
Shares Outstanding	939,783		2,591,746	3,254,388
Net Assets	$16,845,468		$65,894,178	$82,739,646
Unrealized Appreciation (Depreciation)	$2,463,630		$5,238,516	$7,702,146

(A) Reflects a 0.7013:1 stock split which occurred on the date of reorganization, March 21, 2014.

(B) Reflects a 0.6497:1 stock split which occurred on the date of reorganization, March 21, 2014.

(C) Reflects a 0.7129:1 stock split which occurred on the date of reorganization, March 21, 2014.

(D) Reflects a 0.7133:1 stock split which occurred on the date of reorganization, March 21, 2014.

179

Notes to Financial Statements (Continued)

Assuming this reorganization had been completed on October 1, 2013, the Small Cap Value Fund results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$1,305,913
Net realized and unrealized gains on investments	4,164,012
Net increase in net assets from operations	$5,469,925

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Small Cap Value Fund that have been included in its statement of operations since the reorganization.

12. Litigation

In January 2012, the Old Mutual Mid-Cap Fund (which reorganized into the TS&W Mid-Cap Value Fund in March 2009, the Touchstone Mid Cap Value Opportunities Fund in April 2012 and the Touchstone Mid Cap Value Fund in March 2014) was served with a summons and complaint in an action brought by Edward S.Weisfelner, asTrustee of the LB CreditorTrust, in the case captioned Weisfelner v. Fund 1(U.S. Bankr. S.D.N.Y. Adv. Pro. No. 10-4609) (the “Action”). The Action alleges that, under state law, all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company were made, by means of intentional and constructive fraudulent transfer and seeks to recover all those payments. The amount sought to be disgorged is $3,784,800, which is what the Fund received in payments in connection with the leveraged buyout. The Fund (along with thousands of other defendants) has filed a joinder to the currently pending motion to dismiss and awaits the court’s ruling on that motion. The path the litigation will follow (including whether it will proceed at all) depends on the outcome of that ruling; however, it is uncertain when that ruling will come down. At this nascent stage of the litigation, it is not possible to assess the likely outcome. The Fund is currently assessing the case and has not yet determined the potential effect, if any, on its net asset value.

13. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

180

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust (comprising, respectively, the Touchstone Arbitrage, Touchstone Emerging Markets Equity, Touchstone Global Real Estate, Touchstone International Fixed Income, Touchstone Merger Arbitrage, Touchstone Mid Cap, Touchstone Mid Cap Value, Touchstone Premium Yield Equity, Touchstone Sands Capital Select Growth, Touchstone Small Cap Core, Touchstone Small Cap Value, Touchstone Total Return Bond, and Touchstone Ultra Short Duration Fixed Income Funds) (the “Funds”) as of September 30, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein, except as noted below for Touchstone Total Return Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2011 of Touchstone Total Return Bond Fund were audited by other auditors whose report dated May 31, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Touchstone Funds Group Trust at September 30, 2014, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the years or periods indicated therein, except as noted above for Touchstone Total Return Bond Fund, in conformity with U.S generally accepted accounting principles.

Cincinnati, Ohio

November 21, 2014

181

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2014 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for 1099s.

Emerging Markets Equity Fund	100.00%
Global Real Estate Fund	22.02%
Merger Arbitrage Fund	29.19%
Mid Cap Fund	100.00%
Mid Cap Value Fund	32.99%
Premium Yield Equity Fund	100.00%
Sands Capital Select Growth Fund	100.00%
Small Cap Core Fund	46.74%
Small Cap Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2014 qualify for the corporate dividends received deduction.The Funds intend to pass through the maximum allowable percentage for 1099s.

Emerging Markets Equity Fund	0.52%
Global Real Estate Fund	0.65%
Merger Arbitrage Fund	36.51%
Mid Cap Fund	100.00%
Mid Cap Value Fund	31.14%
Premium Yield Equity Fund	57.22%
Sands Capital Select Growth Fund	100.00%
Small Cap Core Fund	61.06%
Small Cap Value Fund	100.00%

For the fiscal year ended September 30, 2014, the Arbitrage Fund, International Fixed Income Fund, Merger Arbitrage Fund, Mid Cap Value Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Core Fund and Small Cap Value Fund designated $288,416, $802,971, $1,565,830, $8,876,667, $8,856,906, $306,774,013, $51,731,660 and $2,812,169 respectively, as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

Emerging Markets Equity Fund, Global Real Estate Fund, and International Fixed Income Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year ended September 30, 2014, the total amount of foreign source income is $9,627,210 or $0.32 per share, $555,744 or $0.42, and $894,591 or $0.25 per share, respectively. The total amount of foreign taxes to be paid is $535,451 or $0.02 per share, $18,024 or $0.01 per share, and $4,832 or $0.001 per share, respectively. Your allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can

182

Other Items (Unaudited) (Continued)

be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407; or (iv) can be obtained in the Touchstone website at www.touchstoneinvestments.com. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 through September 30, 2014).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

183

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2014	2014	2014	2014*
Touchstone Arbitrage Fund
Class A	Actual	2.45%	$1,000.00	$987.00	$12.20	**
Class A	Hypothetical	2.45%	$1,000.00	$1,012.78	$12.36	**

Class C	Actual	3.19%	$1,000.00	$985.00	$15.87	**
Class C	Hypothetical	3.19%	$1,000.00	$1,009.07	$16.07	**

Class Y	Actual	2.12%	$1,000.00	$990.00	$10.58	**
Class Y	Hypothetical	2.12%	$1,000.00	$1,014.44	$10.71	**

Institutional Class	Actual	2.04%	$1,000.00	$990.00	$10.18	**
Institutional Class	Hypothetical	2.04%	$1,000.00	$1,014.84	$10.30	**

Touchstone Emerging Markets Equity Fund
Class A	Actual	1.69%	$1,000.00	$1,044.80	$8.66
Class A	Hypothetical	1.69%	$1,000.00	$1,016.60	$8.54

Class C	Actual	2.44%	$1,000.00	$1,041.00	$12.48
Class C	Hypothetical	2.44%	$1,000.00	$1,012.84	$12.31

Class Y	Actual	1.38%	$1,000.00	$1,046.80	$7.08
Class Y	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98

Institutional Class	Actual	1.29%	$1,000.00	$1,046.80	$6.62
Institutional Class	Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53

Touchstone Global Real Estate Fund
Class A	Actual	1.39%	$1,000.00	$1,034.10	$7.09
Class A	Hypothetical	1.39%	$1,000.00	$1,018.10	$7.03

Class C	Actual	2.14%	$1,000.00	$1,030.20	$10.89
Class C	Hypothetical	2.14%	$1,000.00	$1,014.34	$10.81

Class Y	Actual	1.14%	$1,000.00	$1,035.60	$5.82
Class Y	Hypothetical	1.14%	$1,000.00	$1,019.35	$5.77

Institutional Class	Actual	0.99%	$1,000.00	$1,035.80	$5.05
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01

Touchstone International Fixed Income Fund
Class A	Actual	1.09%	$1,000.00	$979.00	$5.41
Class A	Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52

Class C	Actual	1.84%	$1,000.00	$975.00	$9.11
Class C	Hypothetical	1.84%	$1,000.00	$1,015.84	$9.30

Class Y	Actual	0.84%	$1,000.00	$979.10	$4.17
Class Y	Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26

Institutional Class	Actual	0.69%	$1,000.00	$980.10	$3.43
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

184

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2014	2014	2014	2014*
Touchstone Merger Arbitrage Fund
Class A	Actual	2.47%	$1,000.00	$981.30	$12.27	***
Class A	Hypothetical	2.47%	$1,000.00	$1,012.68	$12.46	***

Class C	Actual	3.30%	$1,000.00	$997.10	$16.36	***
Class C	Hypothetical	3.30%	$1,000.00	$1,008.52	$16.62	***

Class Y	Actual	2.23%	$1,000.00	$982.30	$11.08	***
Class Y	Hypothetical	2.23%	$1,000.00	$1,013.89	$11.26	***

Institutional Class	Actual	2.19%	$1,000.00	$983.20	$10.89	***
Institutional Class	Hypothetical	2.19%	$1,000.00	$1,014.09	$11.06	***

Touchstone Mid Cap Fund
Class A	Actual	1.24%	$1,000.00	$1,028.70	$6.31
Class A	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28

Class C	Actual	1.99%	$1,000.00	$1,025.00	$10.10
Class C	Hypothetical	1.99%	$1,000.00	$1,015.09	$10.05

Class Y	Actual	1.00%	$1,000.00	$1,029.80	$5.09
Class Y	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06

Class Z	Actual	1.24%	$1,000.00	$1,028.80	$6.31
Class Z	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28

Institutional Class	Actual	0.92%	$1,000.00	$1,030.30	$4.68
Institutional Class	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.66

Touchstone Mid Cap Value Fund
Class A	Actual	1.29%	$1,000.00	$1,012.20	$6.51
Class A	Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53

Class C	Actual	2.04%	$1,000.00	$1,008.60	$10.27
Class C	Hypothetical	2.04%	$1,000.00	$1,014.84	$10.30

Class Y	Actual	1.04%	$1,000.00	$1,013.70	$5.25
Class Y	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.27

Institutional Class	Actual	0.89%	$1,000.00	$1,014.30	$4.49
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51

Touchstone Premium Yield Equity Fund
Class A	Actual	1.20%	$1,000.00	$1,074.40	$6.24
Class A	Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07

Class C	Actual	1.95%	$1,000.00	$1,069.60	$10.12
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85

Class Y	Actual	0.95%	$1,000.00	$1,074.90	$4.94
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81

185

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2014	2014	2014	2014*
Touchstone Sands Capital Select Growth Fund
Class A	Actual	1.26%	$1,000.00	$1,034.80	$6.43
Class A	Hypothetical	1.26%	$1,000.00	$1,018.75	$6.38

Class C	Actual	2.01%	$1,000.00	$1,030.40	$10.23
Class C	Hypothetical	2.01%	$1,000.00	$1,014.99	$10.15

Class Y	Actual	1.01%	$1,000.00	$1,036.20	$5.16
Class Y	Hypothetical	1.01%	$1,000.00	$1,020.00	$5.11

Class Z	Actual	1.26%	$1,000.00	$1,034.80	$6.43
Class Z	Hypothetical	1.26%	$1,000.00	$1,018.75	$6.38

Touchstone Small Cap Core Fund
Class A	Actual	1.38%	$1,000.00	$979.50	$6.85
Class A	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98

Class C	Actual	2.13%	$1,000.00	$975.20	$10.55
Class C	Hypothetical	2.13%	$1,000.00	$1,014.39	$10.76

Class Y	Actual	1.08%	$1,000.00	$980.60	$5.36
Class Y	Hypothetical	1.08%	$1,000.00	$1,019.65	$5.47

Institutional Class	Actual	1.04%	$1,000.00	$980.60	$5.16
Institutional Class	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.27

Touchstone Small Cap Value Fund
Class A	Actual	1.42%	$1,000.00	$927.70	$6.86
Class A	Hypothetical	1.42%	$1,000.00	$1,017.95	$7.18

Class C	Actual	2.17%	$1,000.00	$924.40	$10.47
Class C	Hypothetical	2.17%	$1,000.00	$1,014.19	$10.96

Class Y	Actual	1.17%	$1,000.00	$929.00	$5.66
Class Y	Hypothetical	1.17%	$1,000.00	$1,019.20	$5.92

Institutional Class	Actual	1.02%	$1,000.00	$929.60	$4.93
Institutional Class	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.16

Touchstone Total Return Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,023.30	$4.56
Class A	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Class C	Actual	1.65%	$1,000.00	$1,019.40	$8.35
Class C	Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34

Class Y	Actual	0.60%	$1,000.00	$1,024.80	$3.05
Class Y	Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04

Institutional Class	Actual	0.50%	$1,000.00	$1,025.30	$2.54
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54

186

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2014	2014	2014	2014*
Touchstone Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$1,004.00	$3.47
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Class C	Actual	1.19%	$1,000.00	$1,000.40	$5.97
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02

Class Y	Actual	0.44%	$1,000.00	$1,004.20	$2.21
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23

Class Z	Actual	0.69%	$1,000.00	$1,002.90	$3.46
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

Institutional Class	Actual	0.39%	$1,000.00	$1,004.40	$1.96
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [183/365] (to reflect one-half year period).

**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.42, $12.09, $6.78 and $6.39, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.54,$12.26, $6.88, and $6.48, respectively.

***	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.65, $11.75, $6.46 and $6.26, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.79,$11.96, $6.58, and $6.38, respectively.

187

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present, IFS Financial Services, Inc. (a holding company) from 1999 to the present, Integrity and National Integrity Life Insurance Co. from 2005 to the present, Touchstone Securities (the Trust’s distributor) from 1999 to the present, Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present, W&S Brokerage Services ( a brokerage company) from 1999 to the present and W&S Financial Group Distributors (a distribution company) from 1999 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present, Bethesda Inc. (a hospital) from 2005 to the present, Timken Co. (a manufacturing company) from 2004 to the present, Diebold, Inc. (a technology solutions company) from 2004 to the present, and Duke Energy (energy holding company) from 1994 until 2008.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President (from 2003 to the present) and Chief Financial Officer (from 1995 to the present) of Cintas Corporation (a business services company).	49	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 2012 to present.	49	Trustee of Gateway Trust (a mutual fund) from 2006-2009, Cincinnati Parks Foundation (a charitable organization) from 2000 to present and Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

188

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present, Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present, Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present, BASCO shower Enclosures (a design and manufacturing company) from 2010 to the present, Mercy Health Foundation from 2008 to the present and Pelican Sound Golf and River Club from 2012 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of September 30, 2014, the Touchstone Fund Complex consisted of 10 variable annuity series of the Variable Series Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, and 13 series of Touchstone Funds Group Trust.

[3]	Each Trustee is also a Trustee of Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

189

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[3]	Time Served	During the Past 5 Years
Jill T. McGruder[1] Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano[1] Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007- 2008.

Timothy D. Paulin[1] Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.

Timothy S. Stearns[1] Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2013	Senior Vice President and Chief Compliance and Ethics Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Americas of Franklin Templeton Investments (1997 to 2009).

Terrie A. Wiedenheft[1] Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman[2] Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.

[1]	The address of Touchstone Advisors, Inc. is 303 Broadway, Suite 1100, Cincinnati, OH 45202.
[2]	The address of BNY Mellon Investment Servicing (US) Inc. is 201 Washington Street, Boston, MA 02108.
[3]	Each officer also holds the same office with Touchstone Funds Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

190

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account.These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

191

Go paperless, sign up today at:

www.touchstoneinvestments.com

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1410

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Fund Group Trust totaled $190,100 and $174,000 in fiscal 2014 and 2013, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-SAR. Additionally, fees totaled $0 and $4,000 associated with additional filings of Form N-1A in fiscal 2014 and 2013, respectively.

Audit-Related Fees

(b)	There were no audit-related fees for the 2014 and 2013 fiscal years.

Tax Fees

(c)	The aggregate fees for tax compliance services totaled $84,350 and $83,700 in fiscal 2014 and 2013, respectively.

Fees for both 2014 and 2013 relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations, and tax agent fees.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years 2014 and 2013 are $11,506.89 and $0, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $95,856.89 for 2014 and $83,700 for 2013.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Funds Group Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	12/03/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	12/03/14

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	12/03/14

* Print the name and title of each signing officer under his or her signature.